Exhibit 10.4

EXECUTION VERSION

SECURITY AND PLEDGE AGREEMENT

This SECURITY AND PLEDGE AGREEMENT (this “Agreement”) is dated as of May 22, 2012 and entered into by and among SCHOOL SPECIALTY, INC., a Wisconsin corporation (“School Specialty” or the “Administrative Borrower”), each of CLASSROOMDIRECT.COM, LLC, a Delaware limited liability company, DELTA EDUCATION, LLC, a Delaware limited liability company, SPORTIME, LLC, a Delaware limited liability company, CHILDCRAFT EDUCATION CORP., a New York corporation, BIRD-IN-HAND WOODWORKS, INC., a New Jersey corporation, CALIFONE INTERNATIONAL, INC., a Delaware corporation, and PREMIER AGENDAS, INC., a Washington corporation (collectively, the “Subsidiary Borrowers” and, together with the Administrative Borrower, the “Borrowers”), SELECT AGENDAS, CORP., a Nova Scotia unlimited liability company (“Select Agendas”), as a Guarantor, FREY SCIENTIFIC, INC. and SAX ARTS & CRAFTS, INC., each a Delaware corporation, each as a Guarantor, each Subsidiary of the Administrative Borrower (other than the Borrowers) that becomes a Guarantor under the Credit Agreement (as defined below) (the Guarantors and the Borrowers each individually referred to herein as a “Grantor” and collectively as “Grantors”), and BAYSIDE FINANCE, LLC, a Delaware limited liability company (“Bayside”), as agent for the Lenders and the other Secured Parties (in such capacity, “Agent”) under the Credit Agreement (defined below) and the other Loan Documents (as defined therein).

PRELIMINARY STATEMENTS

A.

WHEREAS, Agent, Lenders and the Grantors have entered into that certain Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

B.

WHEREAS, it is a condition precedent to effectiveness of the Credit Agreement and each of the transactions contemplated thereby that Grantors shall have entered into this Agreement and granted the security interests and undertaken the obligations contemplated by this Agreement; and

C.

WHEREAS, Grantors desire that Agent and Lenders consummate the financing transactions contemplated by the Credit Agreement on the terms and conditions contained therein as Grantors will derive substantial direct and indirect economic benefits from the making of the loans and other financial accommodations provided to Borrowers by Agent and Lenders pursuant to the Credit Agreement and the documents executed in connection therewith.

D.

WHEREAS, the Agent and the Revolving Credit  Agent have entered into an Intercreditor Agreement (as defined in the Credit Agreement), and the provisions of this Agreement are subject to the provisions of the Intercreditor Agreement as provided in Section 31 hereof.

NOW, THEREFORE, in consideration of the agreements set forth herein and in order to induce Lenders to undertake the Term Commitment under the Credit Agreement and to make and maintain loans and other financial accommodations under the Credit Agreement, each Grantor hereby agrees with Agent as follows:

SECTION 1.

Grant of Security.

Each Grantor hereby pledges, mortgages, hypothecates and (except in the case of ULC Shares) assigns to Agent, and hereby grants to Agent, for the benefit of Secured Parties, a security interest in all of such Grantor’s right, title and interest in and to all of the property of such Grantor, in each case whether now or hereafter existing, whether tangible or intangible, whether now owned or hereafter acquired, wherever the same may be located and whether or not subject to the Uniform Commercial Code as it exists on the date of this Agreement, or as it may hereafter be amended in, the State of New York (the “UCC”), including all of the following (the “Collateral”):

(a)

all Accounts;

(b)

all Chattel Paper;

(c)

all Money, Securities Accounts and all Deposit Accounts, together with all amounts on deposit from time to time in such Deposit Accounts;

(d)

all Documents;

(e)

all Farm Products;

(f)

all General Intangibles, and all Intellectual Property, Payment Intangibles and Software;

(g)

all Goods, including Inventory, Equipment and Fixtures;

(h)

all Instruments;

(i)

all Investment Property;

(j)

all Letter-of-Credit Rights and other Supporting Obligations;

(k)

all Records;

(l)

all Assigned Contracts;

(m)

all Commercial Tort Claims, including those set forth on Schedule 1 annexed hereto;  and

 (n)

all Proceeds and Accessions with respect to any of the foregoing Collateral, including all insurance proceeds on or in respect of any of the foregoing Collateral.

Each term set forth above shall have the meaning set forth in the UCC (to the extent such term is defined in the UCC or elsewhere herein), it being the intention of Grantors that the description of the Collateral set forth above be construed to include the broadest possible range of assets.

Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in any of such Grantor’s rights or interests in or under: (i) voting Equity Interests of any CFC, solely to the extent (y) such Equity Interests represent an excess over 65% of the outstanding voting Equity Interests of such CFC, and (z) pledging or hypothecating more than 65% of the total outstanding Equity Interests of such CFC would result in adverse tax consequences or the costs to the Grantors of providing such pledge are unreasonably excessive (as determined by the Agent in consultation with the Administrative Borrower) in relation to the benefits to Agent and the other Secured Parties of the security afforded thereby (which pledge, if reasonably requested by Agent, shall be governed by the laws of the jurisdiction of such Subsidiary); (ii) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law, provided that upon submission and acceptance by the applicable IP Filing Office of an amendment to allege use pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent-to-use trademark application shall be considered Collateral;  and (iii) any license, contract, permit, Instrument, security or franchise to which such Grantor is a party as of the date hereof or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract, permit, Instrument, security or franchise, result in a breach of the terms of, or constitute a default under, such license, contract, permit, Instrument, security or franchise (other than to the extent that any such term would be rendered ineffective pursuant to the UCC or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that, immediately upon the ineffectiveness, lapse or termination of any such provision the Collateral shall, without any further action by any party hereto, include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect; and provided, further, that the foregoing exclusion shall in no way be construed to limit, impair or otherwise affect any of Agent’s or any other Secured Party’s continuing security interests in and liens upon any rights or interests of any Grantor in or to monies due or to become due under or in connection with any described such license, contract, permit, Instrument, security or franchise, or any proceeds from the sale, license, lease or other dispositions of any such license, contract, permit, Instrument, security or franchise.  In the event that any asset of a Grantor is excluded from the Collateral by virtue of clause (iii) of the foregoing sentence (other than to the extent that any such term would be rendered ineffective pursuant to the UCC or any other applicable law (including the Bankruptcy Code) or principles of equity), such Grantor agrees to use its reasonable best efforts to obtain all requisite consents to enable such Grantor to provide a security interest in such asset pursuant hereto as promptly as practicable.  The security interests granted hereunder shall not extend to (i) any consumer goods (as defined in the PPSA) of Select Agendas; or (ii) the last day of any real property lease, or any agreement to lease to which Select Agendas is now or becomes a party as lessee, provided that any such last day shall be held in trust by Select Agendas for the Agent and, on the exercise by the Agent of its rights and remedies hereunder, shall be assigned by Select Agendas as directed by the Agent.  Notwithstanding the foregoing, Agent shall have a security interest in, and a pledge and collateral assignment of (but not a present assignment of) any Canadian trademarks or ULC Shares forming part of the Collateral.

SECTION 2.

Security for Obligations.

This Agreement secures, and the Collateral is collateral security for, the prompt payment and performance in full when due, whether at stated maturity, by required prepayment, acceleration or demand in accordance with the Credit Agreement, or otherwise, of all obligations of each Grantor to each Secured Party, including the Obligations (as defined in the Credit Agreement), however created, arising or evidenced, and whether or not evidenced by a Loan Document (including, without limitation, interest and other amounts that, but for the filing of a petition in bankruptcy with respect to any Grantor, would accrue on such obligations, whether or not a claim is allowed against such Grantor for such amounts in the related bankruptcy proceeding), together with all extensions or renewals thereof, whether for principal, interest, fees, premiums, expenses, reimbursement obligations, indemnities, or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, now existing or hereafter arising or acquired, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Agent or any other Secured Party as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Grantors now or hereafter existing under this Agreement (collectively, the “Secured Obligations”).  Each Grantor confirms that value has been given by the Secured Parties or any of them to such Grantor, that such Grantor has rights in its Collateral existing at the date of this Agreement and that such Grantor and the Agent have not agreed to postpone the time for attachment of the Security Interest in any of the Collateral of such Grantor.

SECTION 3.

Grantors Remain Liable.

Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, (c) Agent shall not have any obligation or liability under any contracts, licenses, and agreements included in the Collateral by reason of this Agreement, nor shall Agent be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder and (d) neither Agent nor any other Secured Party shall have any custodial or ministerial duties to perform with respect to the Collateral pledged except as expressly set forth herein; and by way of explanation and not by way of limitation, neither Agent nor any other Secured Party shall incur liability for any of the following: (i) defects in title to or ownership of Collateral, (ii) loss or depreciation of, or any decline in the value of, Collateral, or (iii) failure to present any paper for payment or protest, to protest or give notice of nonpayment or any other notice with respect to any paper or Collateral.

SECTION 4.

Representations and Warranties.

Each Grantor represents and warrants to the Agent, for the benefit of Secured Parties, as follows:

(a)

Ownership of Collateral.  Except as expressly permitted by the Credit Agreement, (i) such Grantor owns its interests in the Collateral free and clear of any Lien and (ii) except as set forth on Schedule 16 hereto, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office, including any IP Filing Office.  Each Grantor has full power and authority to grant to Agent for the benefit of the Secured Parties the security interest in all Collateral pursuant to this Agreement and to execute, deliver and perform its obligations in accordance with the terms hereof, without the consent or approval of any other Person.

(b)

Perfection.  The security interests in the Collateral granted to Agent for the benefit of Secured Parties hereunder constitute valid security interests in the Collateral, securing the payment of the Secured Obligations.  Upon (i) the filing of UCC financing statements naming each Grantor as “debtor”, naming Agent as “Secured Party” and describing the Collateral in the filing offices with respect to such Grantor set forth on Schedule 2 annexed hereto, (ii) in the case of the Securities Collateral consisting of certificated Securities or evidenced by Instruments, in addition to filing of such UCC financing statements, delivery of the certificates representing such certificated Securities and delivery of such Instruments to Agent, in each case duly endorsed or accompanied by duly executed instruments of assignment or transfer in blank, (iii) in the case of the Intellectual Property Collateral constituting Copyrights and Copyright Rights, in addition to the filing of such UCC financing statements, the recordation of a Grant with the United States Copyright Office, (iv) in the case of Equipment that is covered by a certificate of title, the filing with the registrar of motor vehicles or other appropriate authority in the applicable jurisdiction of an application requesting the notation of the security interest created hereunder on such certificate of title, and (v) in the case of any Deposit Account and any Investment Property constituting a Security Entitlement, Securities Account, Commodity Contract or Commodity Account, the execution and delivery to Agent of an agreement providing for control by Agent thereof or the filing of a PPSA financing statement in Canada, the security interests in the Collateral granted by each Grantor to Agent for the benefit of Secured Parties will constitute perfected security interests therein prior to all other Liens (except for Permitted Senior Liens), and all filings and other actions necessary or desirable to perfect and protect such security interests will have been duly made or taken.  Upon the recordation of a Grant with respect to the Intellectual Property Collateral with the applicable IP Filing Office, no subsequent purchaser or mortgagee for value may obtain claim in or title to any Intellectual Property Collateral having priority or seniority over the security interests in such Intellectual Property Collateral granted by each Grantor to Agent for the benefit of Secured Parties pursuant hereto.

(c)

Office Locations; Type and Jurisdiction of Organization; Locations of Equipment and Inventory.  Each Grantor’s name as it appears in official filings in the jurisdiction of its organization, type of organization (i.e. corporation, limited liability company, etc.), jurisdiction of organization, principal place of business, chief executive office, office where such Grantor keeps its Records regarding the Accounts, Intellectual Property and originals of Chattel Paper, and organization number, if any, provided by the applicable Government

Authority of the jurisdiction of organization are set forth on Schedule 3 annexed hereto.  All of the Equipment and Inventory is located at the places set forth on Schedule 4 annexed hereto, except for Inventory which, in the ordinary course of business, is in transit either (i) from a supplier to a Grantor, (ii) between the locations set forth on Schedule 4 annexed hereto, or (iii) to customers of a Grantor.  Schedule 4A sets forth each state in which each Grantor maintains any assets, operates any portion of its business or is authorized to do business.

(d)

Names.  No Grantor (or predecessor by merger or otherwise of such Grantor) has, within the five-year period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Supplement, had a different name from the name of such Grantor listed on the signature pages hereof or of the applicable Supplement, except the names set forth on Schedule 5 annexed hereto (as amended by Agent pursuant to any such Supplement).

(e)

Delivery of Certain Collateral.  All certificates or Instruments (excluding checks) evidencing, comprising or representing the Collateral have been delivered to Agent duly endorsed or accompanied by duly executed instruments of transfer or assignment in blank.

(f)

Securities Collateral.  All of the Pledged Subsidiary Equity set forth on Schedule 6 annexed hereto has been duly authorized and validly issued and is, in the case of stock, fully paid and non-assessable (subject to the general assessability of shares of a ULC); and in the case of all other Pledged Subsidiary Equity, subject to no assessments, capital calls or additional payment requirements of any nature, all of the Pledged Subsidiary Debt set forth on Schedule 7 annexed hereto has been duly authorized and is the legally valid and binding obligation of the issuers thereof and is not in default; there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Subsidiary Equity; Schedule 6 annexed hereto sets forth all of the Pledged Subsidiary Equity (identified as such) and all other Pledged Equity (identified as such) owned by each Grantor, and the percentage ownership in each issuer thereof; and Schedule 7 annexed hereto sets forth all of the Pledged Debt owned by such Grantor.

(g)

Intellectual Property Collateral.  A true and complete list of all Trademark Registrations and applications for any Trademark that are owned or licensed by such Grantor, in whole or in part, is set forth on Schedule 8 annexed hereto; a true and complete list of all Patents owned or licensed by such Grantor, in whole or in part, is set forth on Schedule 9 annexed hereto; a true and complete list of all Copyright Registrations and applications for Copyright Registrations held (whether pursuant to a license or otherwise) by such Grantor, in whole or in part, is set forth on Schedule 10 annexed hereto; and such Grantor is not aware of any pending or, to its knowledge, threatened claim by any third party that any of the Intellectual Property Collateral owned, held or used by such Grantor is invalid or unenforceable or violates or infringes on any rights of other Persons.

(h)

Deposit Accounts, Securities Accounts, Commodity Accounts.  Schedule 11 annexed hereto lists all Deposit Accounts, Securities Accounts and Commodity Accounts (separately identified as such) owned by each Grantor, and in each case, indicates the institution or intermediary at which the account is held and the account name and number.

(i)

Chattel Paper.  Such Grantor has no interest in any Chattel Paper, except as set forth in Schedule 12 annexed hereto.

(j)

Letter-of-Credit Rights.  Such Grantor has no interest in any Letter-of-Credit Rights, except as set forth on Schedule 13 annexed hereto.

(k)

Documents.  No negotiable Documents are outstanding with respect to any of the Inventory or other Collateral, except as set forth on Schedule 14 annexed hereto.

(m)

Assigned Agreements.  Each Assigned Agreement is in full force and effect and is enforceable against the parties thereto in accordance with its terms.

(n)

Collateral Condition and Lawful Use.  The Collateral is in good repair and condition in all material respects and each Grantor shall use reasonable care to prevent any of the Collateral from being damaged or depreciating, normal wear and tear excepted.

(o)

Chattel Paper, Accounts, General Intangibles.  Collateral consisting of Chattel Paper, Accounts or General Intangibles is (i) with respect to Chattel Paper and General Intangibles, to the best of its knowledge, genuine and enforceable in accordance with its terms, (ii) to the best of its knowledge, not subject to any defense, set-off, claim, or counterclaim of a material nature against a Grantor except as to which a Grantor has notified Agent in writing, and (iii) to the best of its knowledge, not subject to any other circumstances that would impair the validity, enforceability, value or amount of such Collateral except as to which a Grantor has notified Agent in writing.  With respect to its Accounts, except as is specifically disclosed in writing to the Agent, such Accounts (i) represent bona fide sales of Inventory or rendering of services to Account debtors in the ordinary course of such Grantor’s business and are not evidenced by a judgment, Instrument or Chattel Paper, (ii) are and will be the legal, valid and binding obligation of the Account debtors in respect thereof, representing unsatisfied obligations of such Account debtor and (iii) to the best of such Grantor’s knowledge after due inquiry, are and will be enforceable in accordance with their terms.

In addition to the representations and warranties set forth in the Credit Agreement, the representations and warranties as to the information set forth in Schedules referred to herein are made as to each Grantor (other than Additional Grantors) as of the date hereof and as to each Additional Grantor as of the date of the applicable Supplement, except that, in the case of a Pledge Supplement, IP Supplement or notice delivered pursuant to Section 5(d) hereof, such representations and warranties are made as of the date of such supplement or notice.

SECTION 5.

Further Assurances.

(a)

Generally.  Each Grantor agrees that from time to time, at the expense of Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take any and all further action, that may be necessary or desirable, or that Agent may reasonably request, in order to perfect and protect any security interest or other Lien granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder or under applicable law with respect to any Collateral.  Without limiting the generality of the foregoing, each Grantor will:  (i) notify Agent in writing of receipt by such Grantor of any interest in Chattel Paper and at the request of Agent, mark conspicuously each item of Chattel

Paper and each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to Agent, indicating that such Collateral is subject to the security interest granted hereby, (ii) deliver to Agent all promissory notes and other Instruments (other than, unless requested by the Agent as provided below, promissory notes and other Instruments individually in a principal amount less than $10,000 and in an aggregate principal amount not in excess of $250,000 from time to time), and, at the request of Agent, all other promissory notes and instruments and original counterparts of Chattel Paper, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Agent, (iii) (A) execute (if necessary) and file such financing statements and other filings or continuation statements, or amendments thereto, (B) subject to the terms and conditions set forth in the Credit Agreement, execute and deliver, and cause to be executed and delivered, agreements establishing that Agent has control of Deposit Accounts (other than Excluded Accounts) to the extent necessary or desirable for perfection, and Investment Property of such Grantor, (C) deliver such documents, instruments, notices, records and consents, and take such other actions, necessary to establish that Agent has control over electronic Chattel Paper (other than electronic Chattel Paper the aggregate value or face amount of which does not at any one time exceed $250,000) and Letter-of-Credit Rights (to the extent the Grantors (or any of them) are or become beneficiary of letters of credit, other than letters of credit having a face amount or value of no more than $250,000 in the aggregate) of such Grantor, (D) promptly notify Agent (and in any event within five (5) Business Days) of any Account or Chattel Paper arising out of a contract or contracts with the United States of America, Canada or any department, agency, or instrumentality thereof (other than Accounts and Chattel Paper (x) the aggregate value of which does not at any one time exceed $500,000 or (y) which are based upon purchase orders which are fully satisfied within sixty (60) days of acceptance of the same by any Grantor) and, subject to Section 31, promptly (and in any event within five (5) Business Days) after request by Agent, execute any instruments or take any steps reasonably required by Agent in order that all moneys due or to become due under such contract or contracts shall be assigned to Agent, for the benefit of the Secured Parties, and shall provide written notice thereof under the Federal Assignment of Claims Act of 1940 or other applicable law, and (E) deliver such other instruments or notices, in each case, as may be necessary or desirable, or as Agent may reasonably request, in order to perfect and preserve the security interests or other Liens granted or purported to be granted hereby, (iv) furnish to Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in reasonable detail, (v) subject to the limitations set forth in the Credit Agreement, at any reasonable time upon request by Agent, exhibit the Collateral to and allow inspection, examination and audit of the Collateral by Agent, or persons designated by Agent, (vi) at Agent’s request and upon reasonable prior notice, appear in and defend any action or proceeding that may affect such Grantor’s title to or Agent’s security interest in or other Liens on all or any part of the Collateral, and (vii) use commercially reasonable efforts to obtain any necessary consents of third parties to the creation and perfection of a security interest or other Lien in favor of Agent with respect to any Collateral.  Each Grantor hereby authorizes Agent to file one or more financing statements or similar documents or continuation statements, and amendments thereto, relative to all or any part of the Collateral (including any financing statement indicating that it covers “all assets”, “all present and after-acquired personal property” or “all personal property” of such Grantor) without the signature of any Grantor. Each Grantor hereby waives, to the greatest extent permitted under applicable law, notice or receipt of copies of any such statements or amendments or any verification statements in respect thereof.

(b)

Securities Collateral.  Without limiting the generality of the foregoing Section 5(a), each Grantor agrees that (i) all certificates or Instruments representing or evidencing the Securities Collateral shall be delivered to and held by or on behalf of Agent pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by such Grantor’s endorsement, where necessary, or duly executed instruments of transfer or assignments in blank, all in form and substance reasonably satisfactory to Agent and (ii) it will, upon obtaining any additional Equity Interests or Debt, promptly (and in any event within three (3) Business Days for any such Equity Interests and within five (5) days for any such Debt) deliver to Agent a Pledge Supplement, duly executed by such Grantor, in respect of such additional Pledged Equity or Pledged Debt; provided, that the failure of any Grantor to execute a Pledge Supplement with respect to any additional Pledged Equity or Pledged Debt shall not impair the security interest of Agent therein or otherwise adversely affect the rights and remedies of Agent hereunder with respect thereto.  Upon each such acquisition, the representations and warranties contained in Section 4(f) hereof shall be deemed to have been made by such Grantor as to such Pledged Equity or Pledged Debt, whether or not such Pledge Supplement is delivered.

(c)

Intellectual Property Collateral.  Within thirty (30) days after the end of each calendar month, each Grantor shall notify Agent in writing of any rights to Intellectual Property Collateral acquired or created (and any additions of new tradenames or changes to existing tradenames) by such Grantor after the date hereof during such month and shall execute and deliver to Agent an IP Supplement, and a Grant for recordation in the applicable IP Filing Office with respect to each Trademark Registration, Patent or Copyright Registration (or application with respect thereto) filed during such month; provided, the failure of any Grantor to execute and deliver an IP Supplement or such Grant for recordation with respect to any additional Intellectual Property Collateral shall not impair the security interest of Agent therein or otherwise adversely affect the rights and remedies of Agent hereunder with respect thereto.  Upon delivery to Agent of an IP Supplement, Schedules 8, 9 and 10 annexed hereto and Schedule A to each Grant, as applicable, shall be deemed modified to include a reference to any right, title or interest in any existing Intellectual Property Collateral or any such Intellectual Property Collateral set forth on Schedule A to such IP Supplement (and the representations and warranties contained in Section 4(g) hereof shall be deemed to have been made by such Grantor as of the end of such calendar month with respect to which such IP Supplement is delivered).

(d)

Commercial Tort Claims.  Grantors have no Commercial Tort Claims as of the date hereof, except as set forth on Schedule 1 annexed hereto.  In the event that a Grantor shall at any time after the date hereof have any Commercial Tort Claims (other than Commercial Tort Claims the amount of which does not exceed $250,000 in the aggregate), such Grantor shall promptly (but in any event within five (5) Business Days) notify Agent thereof in writing, which notice shall (i) set forth in reasonable detail the basis for and nature of such Commercial Tort Claim, (ii) constitute an amendment to this Agreement by which such Commercial Tort Claim shall constitute part of the Collateral and (iii) constitute authorization to file any additional financing statements describing such Commercial Tort Claim to give Agent a perfected security interest in such Commercial Tort Claim.

SECTION 6.

Certain Covenants of Grantors.

Each Grantor shall:

(a)

not use any Collateral, or permit any Collateral to be used, unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

(b)

give Agent at least 30 days’ prior written notice of (i) any change in such Grantor’s legal name (including adopting a French or combined form of name), identity or corporate structure and (ii) any reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of such Grantor;

(c)

if Agent gives value to enable such Grantor to acquire rights in or the use of any Collateral, use such value for such purposes;

(d)

keep correct and accurate Records of Collateral at the locations described in Schedule 3 annexed hereto;

(e)

subject to the limitations set forth in the Credit Agreement, permit representatives of Agent at any time during normal business hours to inspect and make abstracts from such Records, and each Grantor agrees to render to Agent, at such Grantor’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto;

(f)

not permit any item of Collateral to become a fixture to real estate or an accession to other personal collateral property unless such real estate or other property is also Collateral hereunder or under another Security Document; and

(g)

at Agent’s request, provide Agent with schedules describing all accounts, including customer’s addresses, created or acquired by a Grantor and at Agent’s request shall execute and deliver written assignments of contracts and other documents evidencing such accounts to Agent.  Together with each schedule, Grantors shall, if requested by Agent, furnish Agent with copies of each Grantor’s sales, journals, invoices, customer purchase orders or the equivalent, and original shipping or delivery receipts for all good sold, and each Grantor warrants the genuineness thereof.

SECTION 7.

Special Covenants With Respect to Equipment and Inventory.

Each Grantor shall:

(a)

if any Inventory is in possession or control of any of such Grantor’s agents or processors, upon the occurrence and during the continuation of an Event of Default at the request of Agent, instruct such agent or processor to hold all such Inventory for the account of Agent and subject to the instructions of Agent;

(b)

if any Inventory is, or becomes, subject to consignment, bill and hold, sale or return, sale on approval, or other conditional terms of sale, promptly file UCC financing statements listing the Grantor owning such Inventory as the “Secured Party” and the consignee of such Inventory as the “Debtor” and properly identifying the Inventory subject to such consignment; provided that the foregoing obligation shall not apply to consignment or similar transactions if the Inventory related thereto is less than $10,000 in value in the aggregate;

(c)

subject to Article V of the Credit Agreement, cause each mortgagee of real property owned by a Grantor and each landlord of real property leased by a Grantor to execute and deliver instruments satisfactory in form and substance to Agent by which such mortgagee or landlord subordinates its rights, if any, in the Collateral and cause to be delivered by each such landlord collateral access agreements in form and substance satisfactory to Agent relating to all Collateral located from time to time on all such leased premises;

(d)

promptly upon the issuance and delivery to such Grantor of any negotiable Document (other than checks that are promptly deposited into a deposit account subject to a perfected Lien in favor of the Agent securing the Secured Obligations) evidencing a payment obligation in excess of $10,000 or, with respect to any other negotiable Document, promptly upon Agent’s request, deliver such Document to Agent; and

(e)

with respect to Equipment owned at any time by such Grantor that is covered by a certificate of title (other than such Equipment having an aggregate value, for all Grantors, of no more than $200,000), promptly file with the registrar of motor vehicles or other appropriate authority in the applicable jurisdiction an application requesting the notation of the security interest created hereunder on such certificate of title.

SECTION 8.

Special Covenants with respect to Accounts and Assigned Agreements.

(a)

Each Grantor shall, for not less than three years from the date on which each Account of such Grantor arose, maintain (i) complete Records of such Account, including records of all payments received, credits granted and merchandise returned, and (ii) all documentation relating thereto.

(b)

Except as otherwise provided in this subsection (b), each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts in accordance with the customary payment terms with respect to such Accounts.  In connection with such collections, each Grantor may take (and, upon the occurrence and during the continuance of an Event of Default at Agent’s direction, shall take) such action as such Grantor or, following an Event of Default, Agent may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts in accordance with the customary payment terms with respect to such Accounts; provided, however, that Agent shall have the right at any time, upon the occurrence and during the continuation of an Event of Default, to (i) notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to Agent, (ii) notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Agent, (iii) enforce collection of any such Accounts at the expense of Grantors, and (iv) adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done.  All amounts and proceeds (including checks and Instruments) received by each Grantor in respect of amounts due to such Grantor in respect of the Accounts or any portion thereof (but in the case of cash, only to the extent received after the occurrence and during the continuance of an Event of Default) shall be received in trust for the benefit of Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Agent in the same form as so received (with any necessary endorsement) and, to the extent applicable, in accordance with any applicable terms of the Credit Agreement.  Grantors shall not at any time after the occurrence and during the continuance of an Event of Default, without the written consent of Agent, adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

(c)

Each Grantor shall at its expense:

(i)

if consistent with sound business practices, perform and observe all terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with their terms, and take all such action to such end as may be from time to time reasonably requested by Agent; and

(ii)

upon request of Agent, (A) furnish to Agent, promptly upon receipt thereof, copies of all notices, requests and other documents received by such Grantor under or pursuant to the Assigned Agreements and from time to time such information and reports regarding the Assigned Agreements as Agent may reasonably request and (B) make to the parties to such Assigned Agreements such demands and requests for information and reports or for action as such Grantor is entitled to make under the Assigned Agreements.

(d)

Upon the occurrence and during the continuance of an Event of Default, no Grantor shall (i) cancel or terminate any of the Assigned Agreements or consent to or accept any cancellation or termination thereof; (ii) amend or otherwise modify the Assigned Agreements or give any consent, waiver or approval thereunder; (iii) waive any default under or breach of the Assigned Agreements; (iv) consent to or permit or accept any prepayment of amounts to become due under or in connection with the Assigned Agreements, except as expressly provided therein; or (v) take any other action in connection with the Assigned Agreements that could reasonably be expected to materially impair the value of the interest or rights of such Grantor thereunder or that could reasonably be expected to materially impair the interest or rights of Agent.

SECTION 9.

Special Covenants With Respect to the Securities Collateral: IRREVOCABLE PROXY.

(a)

Form of Securities Collateral.  Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Securities Collateral for certificates or instruments of smaller or larger denominations.  As of the Closing Date, each limited liability company agreement governing the Pledged Equity shall expressly provide that such Pledged Equity is a security governed by Article 8 of the UCC (and, in the case of any

Grantor that is organized under the laws of Canada or a province or territory thereof, such Grantor represents and warrants that all interests in partnerships or limited liability companies are a “security” for the purposes of the STA (if applicable)).

(b)

Covenants.  Each Grantor shall, subject to the terms of the Credit Agreement, (i) not permit any issuer of Pledged Subsidiary Equity to merge or consolidate unless all the outstanding Equity Interests of the surviving or resulting Person are, upon such merger or consolidation, pledged and become Collateral hereunder and no cash, securities or other property is distributed in respect of the outstanding Equity Interests of any other constituent corporation; (ii) cause each issuer of Pledged Subsidiary Equity not to issue Equity Interests in addition to or in substitution for the Pledged Subsidiary Equity issued by such issuer, except to such Grantor; (iii) promptly upon its acquisition (directly or indirectly) of any Equity Interests, including additional Equity Interests in each issuer of Pledged Equity, comply with Section 5(b); (iv) promptly upon issuance of any and all Instruments or other evidences of additional Debt from time to time owed to such Grantor by any obligor on the Pledged Debt, comply with Section 5; (v) promptly deliver to Agent all written notices received by it with respect to the Securities Collateral; (vi) at its expense (A) perform and comply in all material respects with all terms and provisions of any agreement related to the Securities Collateral required to be performed or complied with by it, (B) maintain all such agreements in full force and effect and (C) enforce all such agreements in accordance with their terms; and (vii) promptly execute and deliver to Agent an agreement providing for control (within the meaning under the UCC) by Agent of all Security Entitlements, Securities Accounts, Commodity Contracts and Commodity Accounts of such Grantor.

(c)

Voting and Distributions.  So long as no Event of Default shall have occurred and be continuing (or, in the case of pledged ULC Shares, until the ULC Shares are no longer registered in the name of the applicable Grantor) and except as otherwise specified in the Credit Agreement, (i) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement or the Credit Agreement; provided, no Grantor shall exercise any such right, or refrain from exercising any such right, if such exercise, or refrain from exercising, any such right would have a material adverse effect on the value of the Securities Collateral or any part thereof; or on the rights and remedies of Agent or the Lenders under the Loan Documents or in respect of the Collateral, and (ii) each Grantor shall be entitled to receive and retain any and all dividends, other distributions, principal and interest paid in respect of the Securities Collateral.

Upon the occurrence and during the continuation of an Event of Default, (x) upon written notice from Agent to any Grantor, all rights of such Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease, and all such rights shall thereupon become vested in Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; (y) all rights, if any, of such Grantor to receive the dividends, other distributions, principal and interest payments which it would otherwise be authorized to receive and retain pursuant hereto shall cease, and all such rights shall thereupon become vested in Agent who shall thereupon have the sole right to receive and hold as Collateral such dividends, other distributions, principal and interest payments; and (z) all dividends, principal, interest payments and other distributions which are received by such

Grantor contrary to the provisions of clause (y) above shall be received in trust for the benefit of Agent, shall be segregated from other funds of such Grantor and shall forthwith be paid over to Agent as Collateral in the same form as so received (with any necessary endorsements); provided, however, that solely in the case of ULC Shares, the applicable Grantor shall have the right to vote such shares and to retain for its own account any dividends or other distributions on such shares (other than to the extent same consists of certificated Pledged Equity which shall be delivered to Agent to be held in accordance with the terms hereof) until such shares are effectively transferred in to the name of a person other than such Grantor).

In order to permit Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, (I) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to Agent all such proxies, dividend payment orders and other instruments as Agent may from time to time reasonably request, which proxies, dividend payment orders and instruments shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Equity on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Equity or any officer or Agent thereof), upon the occurrence of an Event of Default, and (II) without limiting the effect of clause (I) above, EACH GRANTOR HEREBY GRANTS TO AGENT AN IRREVOCABLE PROXY AND IRREVOCABLE POWER OF ATTORNEY (WHICH POWER OF ATTORNEY IS COUPLED WITH AN INTEREST) to vote the Pledged Equity and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Equity would be entitled (including giving or withholding written consents of holders of Equity Interests, calling special meetings of holders of Equity Interests and voting at such meetings), which proxy and power of attorney shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Equity on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Equity or any officer or Agent thereof), upon the occurrence of an Event of Default (except with respect to the ULC Shares) and which proxy and power of attorney shall only terminate upon the waiver of such Event of Default as evidenced by a writing executed by Agent and any other Person required by the terms of the Loan Documents, or on the Termination Date.

(d)

Each Grantor acknowledges that certain of the Collateral of such Grantor may now or in the future consist of ULC Shares, and that it is the intention of Agent and each Grantor that neither Agent nor any Secured Party should under any circumstances prior to realization thereon be held to be a "member" or a “shareholder”, as applicable, of a ULC for the purposes of any ULC Laws.  Therefore, notwithstanding any provisions to the contrary contained in this Agreement, the Credit Agreement or any other Loan Document, where a Grantor is the registered and beneficial owner of ULC Shares which are Collateral of such Grantor, such Grantor will remain the sole registered and beneficial owner of such ULC Shares until such time as such ULC Shares are effectively transferred into the name of the Agent, any other Secured Party, or any other Person on the books and records of the applicable ULC.  Accordingly, each Grantor shall be entitled to receive and retain for its own account any dividend on or other distribution, if any, in respect of such ULC Shares (except for any dividend or distribution comprised of any certificates representing the Pledged Interests of such Grantor, which shall be delivered to Agent to hold hereunder) and shall have the right to vote such ULC Shares and to control the direction, management and policies of the applicable ULC to the same extent as such

Grantor would if such ULC Shares were not pledged to Agent pursuant hereto.  Nothing in this Agreement, the Credit Agreement or any other Loan Document is intended to, and nothing in this Agreement, the Credit Agreement or any other Loan Document shall, constitute Agent, any Secured Party, or any other Person other than the applicable Grantor, a member or shareholder of a ULC for the purposes of any ULC Laws (whether listed or unlisted, registered or beneficial), until such time as notice is given to such Grantor and further steps are taken pursuant hereto or thereto so as to register the Agent, any Secured Party, or such other Person, as specified in such notice, as the holder of the ULC Shares.  To the extent any provision hereof or the Credit Agreement or any other Loan Document would have the effect of constituting Agent or any Secured Party, as applicable, a member or shareholder of any ULC prior to such time, such provision shall be severed herefrom or therefrom and shall be ineffective with respect to ULC Shares which are Collateral of any Grantor without otherwise invalidating or rendering unenforceable this Agreement or invalidating or rendering unenforceable such provision insofar as it relates to Collateral of any Grantor which is not ULC Shares.  Except upon the exercise of rights of Agent to sell, transfer or otherwise dispose of ULC Shares in accordance with this Agreement, the Credit Agreement or the other Loan Documents, each Grantor shall not cause or permit, or enable a Grantor that is a ULC to cause or permit, Agent or any Secured Party to: (a) be registered as a shareholder or member of such Pledged Company; (b) have any notation entered in their favour in the share register of such Grantor; (c) be held out as shareholders or members of such Grantor; (d) receive, directly or indirectly, any dividends, property or other distributions from such Grantor by reason of Agent holding the Security Interests over the ULC Shares; or (e) act as a shareholder or member of such Grantor, or exercise any rights of a shareholder or member including the right to attend a meeting of shareholders or members of such Grantor or to vote its ULC Shares.

SECTION 10.

Special Covenants With Respect to the Intellectual Property Collateral.

(a)

Each Grantor shall:

(i)

not permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way impair or prevent the creation of a security interest in, or the assignment of, such Grantor’s rights and interests in any property included within the definitions of any Intellectual Property Collateral acquired under such contracts;

(ii)

take any and all reasonable steps to protect the secrecy of all trade secrets relating to the products and services sold or delivered under or in connection with the Intellectual Property Collateral, including, without limitation, where appropriate entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

(iii)

use proper statutory notice in connection with its use of any of the Intellectual Property Collateral and products and services covered by the Intellectual Property Collateral (in the case of Intellectual Property Collateral that is acquired after the Closing Date, within a commercially reasonable period, but in any event within no more than 45 days after such Intellectual Property Collateral is acquired); and

(iv)

use a commercially appropriate standard of quality (which may be consistent with such Grantor’s past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Trademarks.

(b)

Except as otherwise provided in this Section 10, each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof in accordance with customary applicable payment terms.  In connection with such collections, each Grantor may take (and, after the occurrence and during the continuance of any Event of Default at Agent’s reasonable direction, shall take) such action as such Grantor or Agent may deem reasonably necessary or advisable to enforce collection of such amounts in accordance with customary applicable payment terms; provided, Agent shall have the right at any time, upon the occurrence and during the continuation of an Event of Default, to notify the obligors with respect to any such amounts of the existence of the security interest created hereby and to direct such obligors to make payment of all such amounts directly to Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done.  All amounts and proceeds (including checks and Instruments) received by each Grantor in respect of amounts due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof (but in the case of cash, only to the extent received after the occurrence and during the continuance of an Event of Default) shall be received in trust for the benefit of Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Agent in the same form as so received (with any necessary endorsement), in accordance, where applicable, with the terms of the Credit Agreement.  Grantors shall not at any time after the occurrence and during the continuance of an Event of Default, without the written consent of Agent, adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

(c)

Each Grantor shall diligently, through counsel reasonably acceptable to Agent, prosecute, file and/or make, unless and until such Grantor, in its commercially reasonable judgment, decides otherwise, (i) any application for registration relating to any of the Intellectual Property Collateral owned, held or used by such Grantor and set forth on Schedules 8, 9 or 10 annexed hereto, as applicable, that is pending as of the date of this Agreement, (ii) any Copyright Registration on any existing or future unregistered but copyrightable works (except for works of nominal commercial value or with respect to which such Grantor has determined in the exercise of its commercially reasonable judgment that it shall not seek registration), (iii) any application on any future patentable but unpatented innovation or invention comprising Intellectual Property Collateral (except for inventions of nominal commercial value with respect to which such Grantor has determined in the exercise of its commercially reasonable judgment that it shall not seek a patent), and (iv) any Trademark opposition and cancellation proceedings, renew Trademark Registrations and Copyright Registrations and do any and all acts which are necessary or desirable to preserve and maintain all rights in all Intellectual Property Collateral (except for Intellectual Property of nominal commercial value with respect to which such Grantor has determined in the exercise of its commercially reasonable judgment that it shall not maintain such proceeding or seek such protection).  Any expenses incurred in connection therewith shall be borne solely by Grantors.  Subject to the foregoing, each Grantor shall give

Agent prior written notice of any abandonment of any Intellectual Property Collateral (except for Intellectual Property of nominal commercial value with respect to which such Grantor has determined in the exercise of its commercially reasonable judgment that it shall not maintain such proceeding or seek such protection).

(d)

Except as provided herein, each Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution, misappropriation or other damage, or reexamination or reissue proceedings as are necessary to protect the Intellectual Property Collateral.  Each Grantor shall promptly, following its becoming aware thereof, notify Agent of the institution of, or of any adverse determination in, any proceeding (whether in an IP Filing Office or any federal, state, provincial, local or foreign court) or regarding such Grantor’s ownership, right to use, or interest in any Intellectual Property Collateral.  Each Grantor shall provide to Agent any information with respect thereto reasonably requested by Agent.

(e)

In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, effective upon the occurrence and during the continuance of an Event of Default, hereby assigns, transfers and conveys to Agent the nonexclusive right and license to use all Trademarks, Copyrights, Patents or technical processes (including, without limitation, the Intellectual Property Collateral) owned or used by such Grantor that relate to the Collateral, together with any goodwill associated therewith, all to the extent necessary to enable Agent to realize on the Collateral in accordance with this Agreement and to enable any transferee or assignee of the Collateral to enjoy the benefits of the Collateral.  This right shall inure to the benefit of all successors, assigns and transferees of Agent and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise.  Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor.

SECTION 11.    Collateral Account

[Reserved]

SECTION 12.

Agent Appointed Attorney-in-Fact.

Each Grantor hereby irrevocably appoints Agent as such Grantor’s attorney-in-fact, which appointment is coupled with an interest, with full authority in the place and stead of such Grantor and in the name of such Grantor, Agent or otherwise, from time to time in Agent’s discretion (subject however to compliance with applicable law) to take any action and to execute any instrument that Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a)

to obtain and adjust insurance required to be maintained by such Grantor or paid to Agent pursuant to the Credit Agreement;

(b)

to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c)

to receive, endorse and collect any drafts or other Instruments, Documents, Chattel Paper and other documents in connection with clauses (a) and (b) above;

(d)

to file any claims or take any action or institute any proceedings that Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce or protect the rights of Agent with respect to any of the Collateral;

(e)

to pay or discharge taxes or Liens (other than taxes not required to be discharged pursuant to the Credit Agreement and Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Agent in its sole discretion, any such payments made by Agent to become obligations of such Grantor to Agent, due and payable immediately without demand;

(f)

to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

(g)

generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Agent were the absolute owner thereof for all purposes, and to do, at Agent’s option and Grantors’ expense, at any time or from time to time, all acts and things that Agent deems necessary to protect, preserve or realize upon the Collateral and Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Without limiting the generality of any other provision of this Agreement, Agent agrees that, except for the powers granted pursuant to clause (e) above, it will not exercise any power or authority granted pursuant to this Section 12 unless an Event of Default has occurred and is continuing.

SECTION 13.

Agent May Perform.

If any Grantor fails to perform any agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the expenses of Agent incurred in connection therewith shall be payable by Grantors under Section 18(b).

SECTION 14.

Standard of Care.

The powers conferred on Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Agent accords its own property.

SECTION 15.

Remedies.

(a)

Generally.  If any Event of Default shall have occurred and be continuing (subject solely in the case of ULC Shares to Section 9(d)), Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a Secured Party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at a place to be designated by Agent that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Agent deems appropriate, (iv) take possession of any Grantor’s premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor’s equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Agent may deem commercially reasonable, (vi) exercise dominion and control over and refuse to permit further withdrawals from any Deposit Account maintained with Agent or any Lender and provide instructions directing the disposition of funds in Deposit Accounts not maintained with Agent or any Lender, (vii) provide entitlement orders with respect to security entitlements and other investment property constituting a part of the Collateral and, without notice to any Grantor, transfer to or register in the name of Agent or any of its nominees any or all of the Securities Collateral and (viii) appoint by instrument in writing a receiver, receiver-manager, manager or receiver and manager (each a “Receiver”) for the Collateral of each Grantor and with such rights, powers and authority as may be provided for in such instrument of appointment or any supplemental instrument.  To the extent permitted by applicable law, any Receiver appointed by the Agent shall (for the purposes relating to responsibility for the Receiver’s acts or omissions) be considered to be the agent of such Grantor.  The Agent may from time to time fix the Receiver’s remuneration and such Grantor shall pay the amount of such remuneration to the Agent.  The Agent shall not be liable to any Grantor or any other person in connection with appointing a Receiver or in connection with the Receiver’s actions or omissions.  Agent or any Secured Party may be the purchaser of any or all of the Collateral at any such sale and Agent, as agent for and representative of Secured Parties (but not a Secured Party in its individual capacity unless Requisite Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any Collateral payable by Agent at such sale.  Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, valuation, extension, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Grantor hereby waives any claims against Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Agent accepts the first offer received and does not offer such Collateral to more than one offeree.  If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Obligations, Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by Agent to collect such deficiency.  Each Grantor further agrees that a breach of any of the covenants contained in this Section 15 will cause irreparable injury to Agent, that Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Obligations becoming due and payable prior to their stated maturities.  Each Grantor agrees not to assert against Agent or any other Secured Party as a defense (legal or equitable) as a set-off, as a counterclaim or otherwise, any claims any Grantor may have against any seller or lessor that provided personal property or services relating to any part of the Collateral or against any other party liable to any Secured Party for all or any part of the Secured Obligations.  Each Grantor waives all exemptions and homestead rights with respect to the Collateral.  Each Grantor waives any and all rights to any bond or security which might be required by applicable law prior to the exercise of any Agent’s or other Secured Party’s remedies against Collateral.  All rights of Agent and the other Secured Parties or otherwise arising from the security interests hereunder, and all obligations of the Grantors hereunder or under the other Loan Documents shall be absolute and unconditional, not discharged or impaired irrespective of (and regardless of whether any Grantor receives any notice of): (i) any lack of validity or enforceability of any other Loan Document, (ii) any change in the time, manner or place of payment or performance, or in any term, of all or any of the Secured Obligations or the Loan Documents or any other amendment or waiver or consent to any departure from any Loan Document, and any increase or decrease from time to time in the amount of, and any payment and new incurrence from time to time of, the Secured Obligations or (iii) any exchange, insufficiency, unenforceability, enforcement, release, impairment, or non-perfection of any Collateral, or any release of or modifications to or other insufficiency, unenforceability or enforcement of the obligations of any obligor.

(b)

Securities Collateral.

(i)

Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, Agent may be compelled, with respect to any sale of all or any part of the Securities Collateral conducted without prior registration or qualification of such Securities Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof.  Each Grantor acknowledges that any such private placement may be at prices and on terms less favorable than those obtainable through a sale without such restrictions (including an offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances and the registration rights granted to Agent by such Grantor pursuant hereto, each Grantor agrees that any such private placement shall not be deemed, in and of itself, to be commercially unreasonable solely because it is a private placement and that Agent shall have no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.  If Agent determines to exercise its right to sell any or all of the Securities Collateral, upon written request, each Grantor shall and shall cause each issuer of any Securities Collateral to be sold hereunder from time to time to furnish to Agent all such information as Agent may request in order to determine the amount of Securities Collateral which may be sold by Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

(ii)

If Agent shall determine to exercise its right to sell all or any of the Securities Collateral pursuant to this Section, each Grantor agrees that, upon request of Agent (which request may be made by Agent in its sole discretion) and subject to applicable securities laws, such Grantor will, at its own expense (A) execute and deliver, and cause or, to the extent such issuer is not a Subsidiary of such Grantor, use its best efforts to cause, each issuer of the Securities Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Agent, advisable to register such Securities Collateral under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; (B) use its best efforts to qualify the Securities Collateral under all applicable state securities or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of the Securities Collateral, as reasonably requested by Agent; (C) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act; (D) do or cause to be done all such other acts and things as may be necessary to make such sale of the Securities Collateral or any part thereof valid and binding and in compliance with applicable law; and (E) bear all costs and expenses, including reasonable attorneys’ fees, of carrying out its obligations under this Section.  Prior to a realization and re-registration contemplated by Section 9(d), the foregoing provisions shall not apply to ULC Shares.

(iii)

Without limiting the generality of the indemnification and expense reimbursement provisions of the Credit Agreement, in the event of any registered offering described herein, each Grantor agrees to indemnify and hold harmless Agent, and each Secured Party and each of their respective directors, officers, employees and agents from and against any loss, fee, cost, expense, damage, liability or claim, joint or several, to which any such Persons may become subject or for which any of them may be liable, under the Securities Act or otherwise, insofar as such losses, fees, costs, expenses, damages, liabilities or claims (or any litigation commenced or threatened in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, registration statement, prospectus or other such document published or filed in connection with such registered offering, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Agent and such other Persons for any legal or other expenses reasonably incurred by Agent and such other Persons in connection with any litigation, of any nature whatsoever, commenced or threatened in respect thereof (including any and all fees, costs and expenses whatsoever reasonably incurred by Agent and such other Persons and counsel for Agent and other such Persons in investigating, preparing for, defending against or providing evidence, producing documents or taking any other action in respect of, any such commenced or threatened litigation or any claims asserted).  This indemnity shall be in addition to any liability which any Grantor may otherwise have and shall extend upon the same terms and conditions to each Person, if any, that controls Agent or such Persons within the meaning of the Securities Act.

(c)

Collateral Account.  [Reserved]

SECTION 16.

Additional Remedies for Intellectual Property Collateral.

(a)

Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, (i) Agent shall have the right (but not the obligation) to bring suit, in the name of any Grantor, Agent or otherwise, to enforce any Intellectual Property Collateral, in which event each Grantor shall, at the request of Agent, do any and all lawful acts and execute any and all documents required by Agent in aid of such enforcement and each Grantor shall promptly, upon demand, reimburse and indemnify Agent as provided in the indemnification and expense reimbursement provisions of the Credit Agreement and Section 18 hereof, as applicable, in connection with the exercise of its rights under this Section 16, and, to the extent that Agent shall elect not to bring suit to enforce any Intellectual Property Collateral as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Intellectual Property Collateral by others, subject to the exercise of commercially reasonable judgment in whether and how to maintain any action, suit or proceeding against any Person so infringing reasonably necessary to prevent such infringement; (ii) upon written demand from Agent, each Grantor shall execute and deliver to Agent an assignment or assignments of the Intellectual Property Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; and each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Agent (or any Secured Party) receives cash proceeds or other value in respect of the sale of, or other realization upon, the Intellectual Property Collateral.

(b)

If (i) an Event of Default shall have occurred and, by reason of waiver, modification, amendment or otherwise, shall no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment to Agent of any rights, title and interests in and to the Intellectual Property Collateral shall have been previously made, and

(iv) the Secured Obligations shall not have become immediately due and payable, then upon the written request of any Grantor, Agent shall promptly execute and deliver to such Grantor such assignments as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to Agent as aforesaid, subject to any disposition thereof that may have been made by Agent; provided, after giving effect to such reassignment, Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to Agent and Permitted Liens.

SECTION 17.

Application of Proceeds.

Upon the occurrence and during the continuation of an Event of Default, if so determined by Agent, in its sole discretion, or upon any Application Event or acceleration of the Obligations pursuant to Article VII of the Credit Agreement, Agent shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral (as determined by Agent in its sole discretion) and the proceeds of any insurance policy in respect of any Collateral in the order of application set forth in Article II of the Credit Agreement.

SECTION 18.

Indemnity and Expenses.

(a)

Grantors jointly and severally agree to indemnify Agent and each Secured Party and their respective Affiliates, directors, officers, employees, counsel, trustees, advisors, agents and attorneys-in-fact in accordance with Section 10.5 of the Credit Agreement.

(b)

Grantors jointly and severally agree to pay to Agent and each Secured Party upon demand the amount of any and all costs and expenses in accordance with Section 10.4 and Section 10.5 of the Credit Agreement.

(c)

The obligations of Grantors in this Section 18 shall survive the termination of this Agreement and the discharge of Grantors’ other obligations, including the obligations under this Agreement, the Credit Agreement and the other Loan Documents.

SECTION 19.

Continuing Security Interest; Transfer of Loans; Termination and Release.

(a)

This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the Termination Date, (ii) be binding upon Grantors and their respective successors and assigns, and (iii) inure, together with the rights and remedies of Agent hereunder, to the benefit of Agent and its successors, transferees and assigns.

(b)

On the Termination Date, the security interest granted hereby shall terminate and all rights to the Collateral not theretofore sold or otherwise disposed of pursuant to the exercise of rights and remedies of the Agent hereunder or as otherwise contemplated hereby shall revert to the applicable Grantors.  Upon any such termination Agent will, at Grantors’ expense, execute and deliver to or at the direction of Grantors such documents as Grantors shall reasonably request to evidence such termination.  In addition, upon the proposed sale or other disposition of any Collateral by Grantor in accordance with the Credit Agreement for which such

Grantor desires a security interest release from Agent, such a release may be obtained pursuant to the provisions of the Credit Agreement.

SECTION 20.

Bayside as Agent.

(a)

Bayside has been appointed to act as Agent hereunder by Lenders.  Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement.

(b)

Until the payment in full of all Obligations under the Loan Documents and the termination of the Term Loan Commitments, Agent shall at all times be the same Person that is Collateral Agent under the Credit Agreement.  Notice of resignation by Collateral Agent pursuant to the Credit Agreement shall also constitute notice of resignation as Agent under this Agreement; and appointment of a successor Collateral Agent pursuant to the Credit Agreement shall also constitute appointment of a successor Agent under this Agreement.  Upon the acceptance of any appointment as Collateral Agent under the Credit Agreement by a successor Collateral Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent under this Agreement, and the retiring Agent under this Agreement shall promptly (i) transfer to such successor Agent all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Agent under this Agreement, and (ii) execute (if necessary) and deliver to such successor Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Agent of the security interests created hereunder, whereupon such retiring Agent shall be discharged from its duties and obligations under this Agreement.  After any retiring Agent’s resignation hereunder as Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Agent hereunder.

SECTION 21.

Additional Grantors.

From time to time subsequent to the date hereof, additional Persons may become Additional Grantors, by executing a Supplement.  Upon delivery of any such Supplement to Agent, notice of which is hereby waived by Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto.  Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Agent not to cause any Person to become an Additional Grantor hereunder.  This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder from time to time.

SECTION 22.

Amendments; Etc.

No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent and, in the case of any such amendment or modification, by Grantors; provided that notwithstanding the foregoing, this Agreement may be modified by the execution of a Supplement by an Additional Grantor in accordance with Section 21 hereof without signature or any other act by any other Grantor and Grantors hereby waive any requirement of notice of or consent to any such Supplement.  Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 23.

Notices.

Any notice or other communication herein required or permitted to be given shall be given as provided in Section 10.3 of the Credit Agreement.

SECTION 24.

Failure or Indulgence Not Waiver; Remedies Cumulative.

No failure or delay on the part of Agent in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege.  All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 25.

Severability.

In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 26.

Headings.

Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 27.

Governing Law; Rules of Construction

(a)

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, except to the extent the law of any other jurisdiction applies as to the perfection or enforcement of the any security interest in any Collateral (if and to the extent collateral security is granted with respect to the Obligations).

(b)

Agent and each Grantor hereby irrevocably submits to the jurisdiction of any state or federal court sitting in the State of New York in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents, and Agent and each Grantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such state or federal court.  Agent and each Grantor hereby irrevocably waives, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  Each Grantor agrees that a final judgment in any such action or proceeding may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Section 27(b) shall affect the right of Agent to serve legal process in any other manner permitted by law or affect the right of Agent to bring any action or proceeding against any Grantor or the property of any Grantor (including the Collateral) in the courts of other jurisdictions.

.

(c)

The rules of construction set forth in Section 1.1 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis.

SECTION 28.

Waiver of Jury Trial.

AGENT AND EACH GRANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED THEREUNDER.

SECTION 29.

Counterparts; Execution.

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of an executed signature page by facsimile, PDF or other electronic format shall be as effective as delivery of a manually executed original signature page, and each party hereto delivering an executed signature page hereto in electronic format agrees to deliver to each other party hereto, on request, a manually executed signature page, but the failure to deliver such manually executed signature page shall not affect the validity, effectiveness or enforceability of the signature page delivered electronically, which shall be effective for all purposes.

SECTION 30.

Definitions.

(a)

Each capitalized term utilized in this Agreement that is not defined herein shall (i) have the meaning given to such term in the Credit Agreement or (ii) if such term is not defined in the Credit Agreement, shall have the meaning set forth in Articles 1, 8 or 9 of the UCC.

(b)

In addition, the following terms used in this Agreement shall have the following meanings:

“Additional Grantor” means a Person that becomes a party hereto after the date hereof as an additional Grantor by executing a Supplement.

“Assigned Agreements” means, with respect to any Grantor, the agreements set forth on Schedule 15 annexed hereto, as each such agreement may be amended, restated, supplemented or otherwise modified from time to time, including, without limitation, (a) all rights of such Grantor to receive moneys due or to become due under or pursuant to the Assigned Agreements, (b) all rights of such Grantor to receive proceeds of any Supporting Obligations with respect to the Assigned Agreements, (c) all claims of such Grantor for damages arising out of any breach of or default under the Assigned Agreements, and (d) all rights of such Grantor to terminate, amend, supplement, modify or exercise rights or options under the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder.

“Collateral” has the meaning set forth in Section 1 hereof.

“CFC” means a controlled foreign corporation (as that term is defined in the IR Code).

“Copyright Registrations” means all copyright registrations issued to any Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations set forth on Schedule 10 annexed hereto, as the same may be amended pursuant hereto from time to time).

“Copyright Rights” means all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements), the right (but not the obligation) to renew and extend Copyright Registrations and any such rights and to register works protectable by copyright and the right (but not the obligation) to sue in the name of any Grantor or in the name of Agent or any other Secured Party for past, present and future infringements of the Copyrights and any such rights.

“Copyrights” means all items under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software layouts, trade dress, drawings, designs, writings, and formulas (including, without limitation, the works set forth on Schedule 10 annexed hereto, as the same may be amended pursuant hereto from time to time).

“Credit Agreement” has the meaning set forth in the Preliminary Statements of this Agreement.

“Default” means any Default as defined in the Credit Agreement.

“Event of Default” means any Event of Default as defined in the Credit Agreement.

“Excluded Accounts” means Deposit Accounts (i) containing solely Excluded Amounts or (ii) specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for any Grantor’s or its Subsidiaries’ employees.

“Excluded Amounts” means (i) an aggregate amount of not more than $100,000 at any one time, credited to the Grantors and their Subsidiaries (other than those Subsidiaries that are CFCs), (ii) an aggregate amount of not more than $100,000 (calculated at current exchange rates)

at any one time, credited to Subsidiaries of Grantors that are CFCs and (iii) any Permitted LC Collateral.

“General Intangibles” means General Intangibles (as that term is defined in the UCC) and Intangibles (as that term is defined in the PPSA).

“Grant” means a Grant of Trademark Security Interest, substantially in the form of Exhibit I annexed hereto, and a Grant of Patent Security Interest, substantially in the form of Exhibit II annexed hereto, and a Grant of Copyright Security Interest, substantially in the form of Exhibit III annexed hereto.

“Intellectual Property Collateral” means, with respect to any Grantor all right, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all:

(a)

Copyrights, Copyright Registrations and Copyright Rights, including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of such Grantor), authored (as a work for hire for the benefit of such Grantor), or acquired by such Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world;

(b)

Patents;

(c)

Trademarks, Trademark Registrations, the Trademark Rights and goodwill of such Grantor’s business symbolized by the Trademarks and associated therewith;

(d)

all trade secrets, trade secret rights, know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas, and all other proprietary information; and

(e)

all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits).

“IP Filing Office” means the United States Patent and Trademark Office, the United States Copyright Office or any successor or substitute office in which filings are necessary or, in the opinion of Agent, desirable in order to create or perfect Liens on, or evidence the interest of Agent and Secured Parties in, any Intellectual Property Collateral.

“IP Supplement” means an IP Supplement, substantially in the form of Exhibit V annexed hereto.

“Patents” means all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by a Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications set forth on Schedule 9 annexed hereto), all rights (but not obligations) corresponding thereto to sue for past, present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof.

“Pledged Debt” means the Debt from time to time owed to a Grantor, including the Debt set forth on Schedule 7 annexed hereto and issued by the obligors named therein, the agreements, Instruments and certificates evidencing such Debt or any guarantee, security or other credit support or Supporting Obligations therefor, and all interest, fees, cash or other property received, receivable or otherwise distributed in respect thereof or in exchange therefor.

“Pledged Equity” means all Equity Interests now or hereafter owned by a Grantor, including all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any of the foregoing, including those owned on the date hereof and set forth on Schedule 6 annexed hereto, the certificates or other instruments representing any of the foregoing and any interest of such Grantor in the entries on the books of any securities intermediary pertaining thereto and all distributions, dividends and other property received, receivable or otherwise distributed in respect thereof or in exchange therefor.

“Pledged Subsidiary Debt” means Pledged Debt owed to a Grantor by any obligor that is, or becomes, a direct or indirect Subsidiary of such Grantor, of which such Grantor is a direct or indirect Subsidiary or that controls, is controlled by or under common control with such Grantor.

“Pledged Subsidiary Equity” means Pledged Equity in a Person that is, or becomes, a direct Subsidiary of a Grantor.

“Pledge Supplement” means a Pledge Supplement, in substantially the form of Exhibit IV annexed hereto, in respect of the additional Pledged Equity or Pledged Debt pledged pursuant to this Agreement.

“PPSA” means the Personal Property Security Act (Nova Scotia) as such legislation may be amended, renamed or replaced from time to time, and the regulations thereunder as in effect from time to time.

“Secured Obligations” has the meaning set forth in Section 2 hereof.

“Secured Parties” means the Lenders, the Administrative Agent, the Collateral Agent, each other Indemnitee and any other holder of any Obligation of any Obligor.

“Securities Act” means the Security Act of 1933, as amended from time to time, and any successor statute.

“Securities Collateral” means, with respect to any Grantor, the Pledged Equity, the Pledged Debt and any other Equity Interests and other Investment Property in which such Grantor has an interest.

“STA” means the Securities Transfer Act (Nova Scotia) as such legislation may be amended, renamed or replaced from time to time, and the regulations thereunder as in effect from time to time.

“Supplement” means a supplement to this Agreement entered into by a Subsidiary of Company or another Person pursuant to Section 21 hereof and in the form attached as Exhibit VI.

“Termination Date” means the date on which (a) the Loans have been indefeasibly repaid in full, (b) all other Secured Obligations (other than Unasserted Obligations) under this Agreement and the other Loan Documents have been completely discharged and (c) the Term Loan Commitments shall have been terminated.

“Trademark Registrations” means all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications set forth on Schedule 8 annexed hereto).

“Trademark Rights” means all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof and in foreign countries.

“Trademarks” means all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by a Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically set forth on Schedule 8 annexed hereto).

“UCC” has the meaning set forth in Section 1 hereof.

“ULC” means a Pledged Company that is an unlimited company, unlimited liability company or unlimited liability corporation under any ULC Laws.

“ULC Laws” means the Companies Act (Nova Scotia), the Business Corporations Act (Alberta), the Business Corporations Act (British Columbia) and any other present or future laws governing ULCs.

“ULC Shares” means shares, partnership interests or other Equity Interests in the capital stock of a ULC.

SECTION 31. Intercreditor Agreement. The security interest granted pursuant to this Agreement, and the exercise of remedies, priority of Liens, and application of proceeds, in respect of the Revolving Credit Priority Collateral, are subject to the provisions of the Intercreditor Agreement, and any provision of this Agreement requiring delivery of Collateral, or proceeds of Collateral, that is Revolving Credit Priority Collateral, to the Agent, or requiring the execution and delivery of instruments or taking of other steps to assign moneys due or to become due under contracts constituting Revolving Credit Priority Collateral to Agent, for the benefit of the Secured Parties, in accordance with the Federal Assignment of Claims Act of 1940 or similar applicable law, shall, for so long as the Intercreditor Agreement is in effect, be deemed to require delivery thereof to the Revolving Credit Agent consistent with the Intercreditor Agreement.

SECTION 32.  Canadian Interpretation. Where the context so requires (i) all terms defined in this Agreement by reference to the “UCC” or the “Uniform Commercial Code” shall also have any extended, alternative or analogous meaning given to such term in applicable Canadian personal property security and other laws (including, without limitation, the PPSA, the STA, the Bills of Exchange Act (Canada) and the Depository Bills and Notes Act (Canada)), in all cases for the extension, preservation or betterment of the security and rights of Agent, (ii) all references in this Agreement to “Article 8 of the Code” or “Article 8 of the Uniform Commercial Code” shall be deemed to refer also to applicable Canadian securities transfer laws (including, without limitation, the STA), (iii) all references in this Agreement to a financing statement, continuation statement, amendment or termination statement shall be deemed to refer also to the analogous documents used under applicable Canadian personal property security laws, (iv) all references to federal or state securities law of the United States shall be deemed to refer also to analogous federal and provincial securities laws in Canada; (v) all references to the United States of America, or to any subdivision, department or agency or instrumentality thereof shall be deemed to refer also to Canada, or to any subdivision, department, agency or instrumentality thereof; (vi) all reference in the Agreement to the United States Copyright Office or the United States Patent and Trademark Office shall be deemed to refer also to the Canadian Intellectual Property Office; and (vii) all references to “Insolvency Proceeding” shall be deemed to refer also to any insolvency proceeding occurring in Canada or under Canadian law.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Grantors and Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GRANTORS:

SCHOOL SPECIALTY, INC.

CLASSROOMDIRECT.COM, LLC

DELTA EDUCATION, LLC

SPORTIME, LLC

SELECT AGENDAS, CORP.

CHILDCRAFT EDUCATION CORP.

BIRD-IN-HAND WOODWORKS, INC.

CALIFONE INTERNATIONAL, INC.

PREMIER AGENDAS, INC.

FREY SCIENTIFIC, INC.

SAX ARTS & CRAFTS, INC.

By: /s/ David N. Vander Ploeg
Name: David N. Vander Ploeg
Title: Treasurer

Signature Page to Security and Pledge Agreement

AGENT:
BAYSIDE FINANCE, LLC,
as Agent

By: /s/ John Bolduc
Name: John Bolduc
Title: Executive Managing Director

Signature Page to Security and Pledge Agreement

Schedule 1 Commercial Tort Claims

None

Schedule 2 Filing Offices

Secretary of State of Delaware – ClassroomDirect.com, LLC, Delta Education, LLC, Sportime, LLC, Califone International, Inc., Frey Scientific, Inc., Sax Arts & Crafts, Inc.

Secretary of State of Washington – Premier Agendas, Inc.

Secretary of State of New York – Childcraft Education Corp.

Secretary of State of New Jersey – Bird-In-Hand Woodworks, Inc.

Department of Financial Institutions of Wisconsin – School Specialty, Inc.

Nova Scotia Personal Property Registry - Select Agendas, Ltd.

Schedule 3 Office Locations, Type and Jurisdiction of Organization and Organizational
Identification Numbers

Entity	Tax ID	State of Domicile	Address*	Type
School Specialty, Inc.	39-0971239	Wisconsin	W6316 Design Drive	Corporation
Greenville, WI 54942

ClassroomDirect.com, LLC	47-0892425	Delaware	W6316 Design Drive	LLC
Greenville, WI 54942

Childcraft Education Corp.	13-5619818	New York	W6316 Design Drive	Corporation
Greenville, WI 54942

Bird-in-Hand Woodworks, Inc.	22-2618811	New Jersey	3031 Industry Drive	Corporation
Lancaster, PA 17603

Frey Scientific, Inc.	39-1953771	Delaware	W6316 Design Drive	Corporation
Greenville, WI 54942

Sportime, LLC	22-3476939	Delaware	W6316 Design Drive	LLC
Greenville, WI 54942

Sax Arts & Crafts, Inc.	39-1956436	Delaware	W6316 Design Drive	Corporation
Greenville, WI 54942

Premier Agendas, Inc.	33-0481380	Washington	2000 Kentucky Street	Corporation
Bellingham, WA 98229

Select Agendas, Corp	HFX9927	Canada	Unlimited Liability Company
3800 Chemin de la Cote-de-Liesse
St-Laurent, QC H4T 2A7

Califone International, Inc.	56-2003579	Delaware	1145 Arroyo Avenue	Corporation
San Fernando, CA 91340

Delta Education, LLC	52-2328764	Delaware	80 Northwest Blvd	LLC
Nashua, NH 03063

*Address is the principal place of business, chief executive office and location of books and records

Schedule 4 Locations of Inventory and Equipment

3825 S Willow Avenue, Fresno, CA 93722

W6316 Design Drive, Greenville, WI 54942

1156 Four Star Drive, Mount Joy, PA 17552

100 Paragon Parkway, Mansfield, OH 44903

80 Northwest Boulevard, Nashua, NH 03063

3525 South Ninth Street, Salina, KS 67401

3031 Industry Drive, Lancaster, PA 17603

1145 Arroyo Ave, San Fernando, CA

1845 N. Airport, Fremont, NE 68026

2000 Kentucky St., Bellingham, WA  98226

2007 - 2019 Iowa Street, Bellingham, WA 98226

400 Sequoia Drive, Suite 200, Bellingham, WA 98226

625 Mount Auburn St., Cambridge, MA

109 W. Commercial St., East Rochester, NY  14445 (no inventory at this location)

438 Camino Del Rio South, San Diego, CA 92108

200 Berg, Salina, KS 67401

3175 Northwoods Parkway, Norcross, GA 30071 (no inventory at this location)

Bailee Locations

222 Tappan Drive, Mansfield, OH  44906

1000 Stricker Road, Mount Joy, PA 17552

60 Grumbacher Road, York, PA  17406

Archway NM, 1600 First Street NW, Albuquerque, NM 87102

Archway Southwest, 600 Freeport Parkway, Coppell, TX 75019

Educators Book Depository of AR, 6700 Sloane Drive, Little Rock, AR 72206

Florida School Book Depository, 1125 North Ellis Road, Jacksonville, FL 32254

Mountain State Schoolbook Depository, PO Box 160250, Clearfield, UT 84016

Northwest Textbook Depository, PO Box 5608, Portland, OR 97228

Archway Oklahoma, 5600 SW 36th Street, Oklahoma City, OK 73179

Professional Book Distributors, 3280 Summit Ridge, Duluth, GA 30096

RL Bryan Company, 301 Greystone Boulevard, Columbia, SC 29210

School Book Supply Co of LA, 9380 Ashland Road, Gonzales, LA

Tennessee Book Company, 1550 Heil Quaker Boulevard, LaVergne, TN 37086

The James & Law Company, 217 West Main Street, Clarksburg, WV 26302

Smart Warehousing, 9850 Industrial Boulevard, Lexena, KS 66215

Farmington Public Schools, 32789 West Ten Mile Road, Farmington, MI 48336

Royal Seating, 701 East Avenue K, Temple, TX 76501

Royal Seating, 1110 Industrial Boulevard, Cameron, TX 76520

Royal Seating, 2615 Bonnie Beach Place, Vernon, CA 90058

Royal Seating, 1346 Pleasants Drive, Harrisburg, VA 22801

Cargo Zone LLC  6200 North 16th Street, Omaha, NE 68110

Premier Print Partner Plants

CDS

2661 S. Pacific Hwy.

Medford, OR 97501

And

Dock #3

2603 S. Pacific Hwy

Medford, OR 97501

Heuss Printing, Inc.

903 North 2nd Street

Ames, IA  50010

LewisColor

30 Joe Kennedy Blvd

Statesboro, GA  30458

Pioneer Graphics

PO Box 2516

Waterloo, IA  50704

316 W.5th Street

Waterloo, IA  50701

Premier Impressions

194 Woolverton Rd.

Grimsby ON  L3M 4E7

Canada

Premier Printing

One Beghin Ave

Winnipeg, MB  R2J 3X5

PrintComm

2929 Davison Rd.

Flint, MI  48506

Printing Enterprises

1411 First Avenue NW

New Brighton, MN  55112

Sentinel Printing

250 North Highway 10

St. Cloud, MN  56304

Spangler Graphics

2930 and 2950 South 44th Street

Kansas City, KS 66106

Walsworth Publishing Co

306 North Kansas Avenue

Marceline, MO 64658

Schedule 4A Locations of Assets; Operation of Business

Domestic and Foreign Entity Filings Jurisdictions:

School Specialty, Inc.

Alabama	Mississippi

Arizona	Missouri

Arkansas	Montana

California	Nebraska

Connecticut	Nevada

District of Columbia	New Hampshire

Florida	New Jersey

Georgia	New Mexico

Hawaii	New York

Idaho	North Carolina*

Illinois	North Dakota

Indiana	Ohio

Iowa	Oklahoma

Kansas	Oregon

Kentucky	Pennsylvania

Louisiana	South Carolina

Maryland	Tennessee

Massachusetts	Texas

Michigan	Virginia

Minnesota	Washington

West Virginia	Wisconsin

*Not currently in good standing.  Tax reports have been filed and taxes paid. Awaiting the state to process and update records.

Premier Agendas, Inc.

Alabama	Nebraska	Wisconsin

Alaska	Nevada	Wyoming

Arizona	New Hampshire

California	New Jersey

Colorado	New Mexico

Connecticut	New York

Hawaii	North Carolina

Idaho	North Dakota

Illinois	Ohio

Indiana	Oklahoma

Iowa	Oregon

Kentucky	Pennsylvania

Louisiana	Rhode Island

Maine	South Carolina

Maryland	Tennessee

Massachusetts	Texas

Michigan	Utah

Minnesota	Vermont

Mississippi	Virginia

Missouri	Washington

Montana	West Virginia

Delta Education, LLC

Delaware

Alabama

California

Illinois

Indiana

Louisiana

Massachusetts

New Hampshire

New York

Texas

Sportime, LLC

Delaware

California

Colorado

Georgia

Mississippi

New York

Childcraft Education Corp.

Arizona

California

Connecticut

Florida

Massachusetts

New York

Pennsylvania

Tennessee

Wyoming

Sax Arts & Crafts, Inc.

Delaware

Frey Scientific, Inc.

Delaware

ClassroomDirect.com, LLC

Delaware

Alabama

Indiana

Califone International, Inc.

Delaware

California

Bird-in-Hand Woodworks, Inc.

New Jersey

Pennsylvania

Filing Jurisdictions:

Select Agendas, Corp.

Nova Scotia

Schedule 5 Other Names

None

Schedule 6 - Pledged Equity

Entity	Tax ID	Domicile	Authorized	Pledged
ClassroomDirect.com, LLC	47-0892425	Delaware	N/A	1 member share
Childcraft Education Corp.	13-5619818	New York	3,000,000	1,000
Bird-in-Hand Woodworks, Inc.	22-2618811	New Jersey	2,500	5
Frey Scientific, Inc.	39-1953771	Delaware	3,000	100
Sportime, LLC	22-3476939	Delaware	N/A	100
Sax Arts & Crafts, Inc.	39-1956436	Delaware	100	100
Premier Agendas, Inc.	33-0481380	Washington	1,000,000	11,200
Select Agendas, Corp	HFX9927	Canada	N/A	1,000
Califone International, Inc.	56-2003579	Delaware	1,000	100
Delta Education, LLC	52-2328764	Delaware	N/A	100
Premier School Agendas, Ltd.	126517564	Canada	100	65

The outstanding shares or membership interests of all entities are 100% owned by School Specialty, Inc., with the exception of Bird-in-Hand Woodworks, Inc., which is 100% owned by Childcraft Education Corp.

All outstanding shares and interests are pledged with the exception of Premier School Agendas, Ltd. which is considered a controlled foreign corporation and therefore only 65% of the outstanding is being pledged.

Schedule 7 Pledged Debt

Promissory Note dated 9/19/11 issued by North Putnam Community Schools to Delta Education, LLC in the original principal amount of $42,765.27

Promissory Note dated 4/25/08 issued by AIM Education, Inc. to School Specialty, Inc. in the original principal amount of $5,562,423.00

Intercompany Subordinated Demand Promissory Note by each Grantor in favor of each other Grantor dated May 22, 2012

SCHEDULE 8

to

SECURITY AND PLEDGE AGREEMENT (BAYSIDE)

United States Trademarks

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
1ST & Design	Premier Agendas, Inc.	Registered	1753883		23-Feb-1993
610	Califone International, Inc.	Registered	4091042	85/354,375	24-Jan-2012	23-Jun-2011
ABC	Childcraft Education Corp	Registered	3264692	78/922,715	17-Jul-2007	05-Jul-2006
ABC SCHOOL SUPPLY	Childcraft Education Corp	Registered	2298368		07-Dec-1999
ABC WHERE EDUCATION MEETS IMAGINATION and Design	Childcraft Education Corp	Registered	2338224		04-Apr-2000
ABILITATIONS	Sportime, LLC	Registered	1741976	74/265,815	22-Dec-1992	15-Apr-1992
ACADEMY OF MATH	School Specialty, Inc.	Registered	2757555	78/107,494	26-Aug-2003	07-Feb-2002
ACADEMY OF READING	School Specialty, Inc.	Registered	2713411	76/433,433	06-May-2003	23-Jul-2002
AGENDA MATE	Premier Agendas, Inc.	Registered	2161267		02-Jun-1998
AUTOSKILL	School Specialty, Inc.	Pending		85/440,105		05-Oct-2011
AUTOSKILL	School Specialty, Inc.	Registered	2501650	76/018,479	30-Oct-2001	05-Apr-2000
AV2	Califone International, Inc.	Published		85/351,692		21-Jun-2011
B THE SPEECH BIN & Design	Sportime, LLC	Registered	1542482		06-Jun-1989
BASE TEN FRIES	Delta Education, LLC	Registered	2343563		18-Apr-2000
BECAUSE CHILDREN LEARN BY DOING	Delta Education, LLC	Registered	1907146		25-Jul-1995

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
BECKLEY CARDY & Design	School Specialty, Inc.	Registered	3444300	77/262,873	10-Jun-2008	23-Aug-2007
BIRD-IN-HAND	Childcraft Education Corp	Registered	3954275	85/115,820	03-May-2011	25-Aug-2010
BIRD-IN-HAND and Design	Childcraft Education Corp	Registered	3954276	85/115,823	03-May-2011	25-Aug-2010
BRODHEAD GARRETT	School Specialty, Inc.	Registered	2393549	75/843,310	10-Oct-2000	08-Nov-1999
CALIFONE	Califone International, Inc.	Published		85/254,328		01-Mar-2011
CALIFONE	Califone International, Inc.	Registered	2130349		20-Jan-1998
CALIFONE	Califone International, Inc.	Registered	1186512		19-Jan-1982
CALIFONE & Design	Califone International, Inc.	Registered	582612		24-Nov-1953
CATCH BALL and Design	Sportime, LLC	Registered	1836922	74/278,480	17-May-1994	26-May-1992
CATT	School Specialty, Inc.	Pending		85/600,067		17-Apr-2012
CELL-U-LAR RUBBER TECHNOLOGY (Stylized)	Sportime, LLC	Registered	2986067	78/134,349	16-Aug-2005	10-Jun-2002
CHILDCRAFT	Childcraft Education Corp	Registered	712499	72/091,591	14-Mar-1961	25-Feb-1960
CHILDCRAFT	Childcraft Education Corp	Registered	2006367	75/026,995	08-Oct-1996	04-Dec-1995
CHIME TIME	Sportime, LLC	Registered	1737386	74/265,816	01-Dec-1992	15-Apr-1992
CLAIMS TO FAME	School Specialty, Inc.	Registered	2434267		06-Mar-2001
CLASSROOM DIRECT	Classroom Direct.com LLC	Registered	2795089		16-Dec-2003
CLASSROOM SELECT	School Specialty, Inc.	Registered	3162946	75/811,427	24-Oct-2006	28-Sep-1999
CLASSROOM SELECT & Design	School Specialty, Inc.	Registered	3350057	78/846,980	04-Dec-2007	27-Mar-2006
CLASSROOM SELECT (stacked)	School Specialty, Inc.	Registered	4091699	85/033,268	24-Jan-2012	07-May-2010
CLASSROOMDIRECT.COM	Classroom Direct.com LLC	Registered	3685902	77/686,524	22-Sep-2009	09-Mar-2009
CVB CONTENT - AREA VOCABULARY BUILDER	School Specialty, Inc.	Published		85/053,659		03-Jun-2010
CVB CONTENT - AREA VOCABULARY BUILDER	School Specialty, Inc.	Pending		85/976,429		13-Feb-2012

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
DECIMAL DOG	Delta Education, LLC	Registered	2368405		18-Jul-2000
DECIMAL DOG	Delta Education, LLC	Registered	2837853		04-May-2004
DELTA CIRCUITWORKS	Delta Education, LLC	Registered	2923833		01-Feb-2005
DELTA EDUCATION	Delta Education, LLC	Registered	2812356		10-Feb-2004
DELTA EDUCATION & Design	Delta Education, LLC	Registered	2374672		08-Aug-2000
DELTA EDUCATION & Design	Delta Education, LLC	Registered	2343043		18-Apr-2000
DELTA EDUCATION & Design	Delta Education, LLC	Registered	3797720	78/949,706	01-Jun-2010	10-Aug-2006
DELTA EDUCATION SCIS 3 & Design	Delta Education, LLC	Registered	1783147		20-Jul-1993
DELTA SCIENCE CONTENT READERS	Delta Education, LLC	Registered	3706026	77/374,898	03-Nov-2009	18-Jan-2008
DELTA SCIENCE FIRST READERS	Delta Education, LLC	Registered	3063278	78/579,490	28-Feb-2006	03-Mar-2005
DELTA SCIENCE MODULE	Delta Education, LLC	Registered	2844301		25-May-2004
DELTA SCIENCE READERS	Delta Education, LLC	Registered	3229760	78/909,268	17-Apr-2007	15-Jun-2006
DELTA SCIENCE RESOURCE SERVICE	Delta Education, LLC	Registered	3835810	77/624,467	17-Aug-2010	02-Dec-2008
DIAL-A-DIGIT	Delta Education, LLC	Registered	2458617		05-Jun-2001
DIAL-A-DOLLAR	Delta Education, LLC	Registered	2458616		05-Jun-2001
DIAL-A-FRACTION	Delta Education, LLC	Registered	2462810		19-Jun-2001
DIAL-A-PATTERN	Delta Education, LLC	Registered	2509886		20-Nov-2001
DIAL-A-TIME	Delta Education, LLC	Registered	2456424		29-May-2001
DIAL-A-TRIAL	Delta Education, LLC	Registered	2509888		20-Nov-2001
DIAL-A-VOLUME	Delta Education, LLC	Registered	2509887		20-Nov-2001
DISCOVER AGENDA	Premier Agendas, Inc.	Registered	2722431		03-Jun-2003

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
DISCOVERY	Califone International, Inc.	Registered	4091043	85/354,379	24-Jan-2012	23-Jun-2011
DOTCAR	Delta Education, LLC	Registered	3100515	78/628,430	06-Jun-2006	12-May-2005
DSM THIRD EDITION	Delta Education, LLC	Pending		85/352,961		22-Jun-2011
EDUCATION ESSENTIALS	School Specialty, Inc.	Registered	3033079	78/402,586	20-Dec-2005	15-Apr-2004
EDUCATORS PUBLISHING SERVICE	School Specialty, Inc.	Registered	2988601	76/575,452	30-Aug-2005	17-Feb-2004
EPS	School Specialty, Inc.	Registered	3813140	77/783,358	06-Jul-2010	17-Jul-2009
EPS	School Specialty, Inc.	Registered	3798641	77/782,872	08-Jun-2010	16-Jul-2009
EPS	School Specialty, Inc.	Registered	2287995		19-Oct-1999
EPS	School Specialty, Inc.	Registered	2292730		16-Nov-1999
EPS & Design	School Specialty, Inc.	Registered	3039679	76/621,988	10-Jan-2006	22-Nov-2004
EPS & Design	School Specialty, Inc.	Registered	2281714		28-Sep-1999
EPS -CL16	School Specialty, Inc.	Registered	2279489		21-Sep-1999
EPS PHONICS PLUS	School Specialty, Inc.	Registered	3218947	78/722,904	13-Mar-2007	29-Sep-2005
EXPLODE THE CODE	School Specialty, Inc.	Registered	2276181		07-Sep-1999
EXPLORER	Califone International, Inc.	Registered	4091044	85/354,386	24-Jan-2012	23-Jun-2011
FAST FOOD FOR THOUGHT	Delta Education, LLC	Registered	1877608		07-Feb-1995
FRACTION BURGER	Delta Education, LLC	Registered	2755799		26-Aug-2003
FRACTIONOES	Delta Education, LLC	Registered	2462811		19-Jun-2001
FREY CHOICE	School Specialty, Inc.	Registered	3842515	77/704,182	31-Aug-2010	01-Apr-2009
FREY SCIENTIFIC	School Specialty, Inc.	Registered	2393552	75/843,889	10-Oct-2000	08-Nov-1999
FREY SECURE	School Specialty, Inc.	Registered	3842513	77/704,177	31-Aug-2010	01-Apr-2009
FREY SELECT	School Specialty, Inc.	Registered	3842514	77/704,180	31-Aug-2010	01-Apr-2009
GETTING STARTED WITH MANIPULATIVES (Stylized)	Delta Education, LLC	Registered	3010435	76/613,053	01-Nov-2005	20-Sep-2004
GO WORKBOOK	Premier Agendas, Inc.	Registered	3117882	78/277,792	18-Jul-2006	23-Jul-2003

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
GOT IT!	Califone International, Inc.	Registered	3755877	77/632,278	02-Mar-2010	12-Dec-2008
HELPING EDUCATORS ENGAGE AND INSPIRE STUDENTS OF ALL AGES AND ABILITIES TO LEARN	School Specialty, Inc.	Registered	3652327	77/464,756	07-Jul-2009	02-May-2008
HEXAGONOES	Delta Education, LLC	Registered	3475563	77/339,063	29-Jul-2008	28-Nov-2007
HUSH BUDDY	Califone International, Inc.	Published		85/389,616		04-Aug-2011
IF I PLAN TO LEARN, I MUST LEARN TO PLAN	Premier Agendas, Inc.	Registered	2120484	75/099,048	09-Dec-1997	06-Mar-1996
INQUIRY INVESTIGATIONS	Delta Education, LLC	Registered	4109628	85/078,862	06-Mar-2012	06-Jul-2010
INTEGRATIONS	Sportime, LLC	Registered	2793125	78/154,693	09-Dec-2003	15-Aug-2002
JOURNEY TO SUCCESS	Premier Agendas, Inc.	Registered	4094352	85/082,650	31-Jan-2012	12-Jul-2010
KORNERS FOR KIDS	Childcraft Education Corp	Registered	1933650		07-Nov-1995
LEARNING OUTLET	School Specialty, Inc.	Registered	4089263	85/327,528	17-Jan-2012	23-May-2011
LITERACY LEADERS	School Specialty, Inc.	Registered	3423913	77/191,219	06-May-2008	26-May-2007
MAGNASTIKS (Stylized)	Childcraft Education Corp	Registered	1272927	73/413,192	03-Apr-1984	18-Jan-1983
MAGTILES	School Specialty, Inc.	Registered	3550881	77/149,992	23-Dec-2008	05-Apr-2007
MAKE IT A RULE TO PLAN	Premier Agendas, Inc.	Registered	2118995	75/100,716	09-Dec-1997	08-May-1996
MAKE TODAY COUNT	School Specialty, Inc.	Registered	2279483		21-Sep-1999
MAKING CONNECTIONS	School Specialty, Inc.	Registered	3218948	78/722,907	13-Mar-2007	29-Sep-2005
MATH IN A NUTSHELL	Delta Education, LLC	Registered	2458341		05-Jun-2001
MATH TUNE-UPS	Delta Education, LLC	Registered	2605461		06-Aug-2002
NATURE'S IMPRESSIONS	School Specialty, Inc.	Registered	3646434	77/598,303	30-Jun-2009	22-Oct-2008
NEO/BLOOD	Delta Education, LLC	Registered	2552466		26-Mar-2002
NEO/LAB	Delta Education, LLC	Registered	2460125		12-Jun-2001

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
NEO/RESOURCE	Delta Education, LLC	Registered	2451571		15-May-2001
NEO/SCI	Delta Education, LLC	Registered	3696397	77/291,723	13-Oct-2009	28-Sep-2007
NEO/SLIDE	Delta Education, LLC	Registered	2451570		15-May-2001
ODYSSEY	Califone International, Inc.	Pending		85/354,383		23-Jun-2011
OLIVIA OWL	Premier Agendas, Inc.	Registered	2120485	75/099,520	09-Dec-1997	06-May-1996
ONTRAC	Premier Agendas, Inc.	Registered	3842377	77/648,035	31-Aug-2010	13-Jan-2009
ONTRAC	Premier Agendas, Inc.	Registered	3793647	77/369,947	25-May-2010	11-Jan-2008
PATH DRIVER FOR MATH	School Specialty, Inc.	Pending		85/566,908		12-Mar-2012
PATH DRIVER FOR READING	School Specialty, Inc.	Pending		85/566,906		12-Mar-2012
PHYSIO-ROLL and Design	Sportime, LLC	Registered	1766015	74/306,216	20-Apr-1993	21-Aug-1992
PORTFOLIO	School Specialty, Inc.	Registered	4016804	85/036,884	23-Aug-2011	12-May-2010
PREMIER GO PROGRAM	Premier Agendas, Inc.	Registered	3117874	78/262,399	18-Jul-2006	13-Jun-2003
PREMIERCAMPUS	Premier Agendas, Inc.	Registered	3695170	77/663,998	13-Oct-2009	05-Feb-2009
PRIMARY PHONICS	School Specialty, Inc.	Registered	2325691		07-Mar-2000
PROJECTS BY DESIGN	School Specialty, Inc.	Registered	3852130	77/682,097	28-Sep-2010	03-Mar-2009
RAG BALL & Design	Sportime, LLC	Registered	3548583	76/338,171	23-Dec-2008	15-Nov-2001
RAISING STUDENT ACHIEVEMENT	School Specialty, Inc.	Registered	4065748	85/152,081	06-Dec-2011	13-Oct-2010
RAISING STUDENT ACHIEVEMENT Logo	School Specialty, Inc.	Registered	4065749	85/152,082	06-Dec-2011	13-Oct-2010
RE-PRINT	Classroom Direct.com LLC	Registered	1793996	74/338,876	21-Sep-1993	10-Dec-1992
S.P.I.R.E. (SPIRE)	School Specialty, Inc.	Registered	2048906		01-Apr-1997
SAX	School Specialty, Inc.	Registered	2257283	75/525,966	29-Jun-1999	27-Jul-1998
SAX and Design	School Specialty, Inc.	Registered	3327134	78/795,166	30-Oct-2007	19-Jan-2006
SCHOOL SMART	School Specialty, Inc.	Registered	3376477	78/630,773	29-Jan-2008	16-May-2005

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
SCHOOL SMART & Design	School Specialty, Inc.	Registered	3735305	78/630,775	05-Jan-2010	16-May-2005
SCHOOL SPECIALTY	School Specialty, Inc.	Registered	2086842	74/712,553	12-Aug-1997	08-Aug-1995
SCHOOL SPECIALTY LITERACY AND INTERVENTION	School Specialty, Inc.	Registered	3965024	85/090,230	24-May-2011	22-Jul-2010
SCHOOL SPECIALTY ONLINE (Design)	School Specialty, Inc.	Registered	3437742	78/628,899	27-May-2008	12-May-2005
SCHOOL SPECIALTY THE POWER OF TEACHING. THE WONDERS OF LEARNING, & Design	School Specialty, Inc.	Registered	3007875	78/331,687	18-Oct-2005	21-Nov-2003
SCHOOL SPECIALTY WEXPLORE	School Specialty, Inc.	Registered	3926476	77/787,848	01-Mar-2011	23-Jul-2009
SCIENCE IN A NUTSHELL	Delta Education, LLC	Registered	2370886		25-Jul-2000
SCIENCE VIEW	Delta Education, LLC	Registered	2502701		30-Oct-2001
SITTON SPELLING AND WORD SKILLS	School Specialty, Inc.	Registered	3617281	77/452,338	05-May-2009	18-Apr-2008
SOUNDS SENSIBLE	School Specialty, Inc.	Registered	2163913		09-Jun-1998
SOUNDS SENSIBLE	School Specialty, Inc.	Registered	3381536	77/218,893	12-Feb-2008	29-Jun-2007
SPELL CHECK	School Specialty, Inc.	Registered	2335381	75/648,445	28-Mar-2000	25-Feb-1999
SPORDAS (STYLIZED)	Sportime, LLC	Registered	1955231	74/285,191	06-Feb-1996	16-Jun-1992
SPORTIME	Sportime, LLC	Registered	1665914	74/100,635	26-Nov-1991	26-Sep-1990
SPORTIME	Sportime, LLC	Registered	1085148	73/120,398	07-Feb-1978	25-Mar-1977
SPORTIME and Design	Sportime, LLC	Registered	2498193	76/130,890	16-Oct-2001	19-Sep-2000
TEACHERS' DISCOUNT	School Specialty, Inc.	Pending		85/549,307		22-Feb-2012
THE 101	Premier Agendas, Inc.	Registered	4126207	85/091,113	10-Apr-2012	22-Jul-2010
THE SPEECH BIN	Sportime, LLC	Registered	3205537	78/801,406	06-Feb-2007	27-Jan-2006
TIMETRACKER	Premier Agendas, Inc.	Registered	3343824	78/682,790	27-Nov-2007	01-Aug-2005

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
TOUCHPHONICS	School Specialty, Inc.	Registered	2465862		03-Jul-2001
TOUCH-UNITS	School Specialty, Inc.	Registered	3446159	77/149,991	10-Jun-2008	05-Apr-2007
TRUE-FLOW	Sax Arts & Crafts, Inc.	Registered	1271755	73/378,143	27-Mar-1984	04-Aug-1982
TUFF-GLIDE SYSTEM	Childcraft Education Corp	Registered	2792916	78/103,107	09-Dec-2003	16-Jan-2002
UGO365	Premier Agendas, Inc.	Registered	3935126	77/791,368	22-Mar-2011	28-Jul-2009
UGO365	Premier Agendas, Inc.	Published		77/954,006		09-Mar-2010
ULTRA PLUS	School Specialty, Inc.	Registered	2730228	76/302,139	24-Jun-2003	20-Aug-2001
VERSA TEMP	Sax Arts & Crafts, Inc.	Registered	1746677	74/263,859	19-Jan-1993	08-Apr-1992
VIC (MISCELLANEOUS DESIGN ONLY)	School Specialty, Inc.	Registered	3024505	78/331,716	06-Dec-2005	21-Nov-2003
VOCABULARY FROM CLASSICAL ROOTS	School Specialty, Inc.	Registered	3618327	77/420,054	12-May-2009	12-Mar-2008
VOCABULARY FROM CLASSICAL ROOTS	School Specialty, Inc.	Registered	3614545	77/355,324	05-May-2009	19-Dec-2007
WEXPLORE	School Specialty, Inc.	Registered	3926477	77/787,852	01-Mar-2011	23-Jul-2009
WHERE EDUCATION MEETS IMAGINATION	Childcraft Education Corp	Registered	2388545		19-Sep-2000
WHERE THE CHILD COMES FIRST	School Specialty, Inc.	Pending		85/555,103		28-Feb-2012
WORDLY WISE	School Specialty, Inc.	Registered	2278178		14-Sep-1999
WORDLY WISE 3000	School Specialty, Inc.	Registered	3217686	78/879,989	13-Mar-2007	09-May-2006
WORDS I USE WHEN I WRITE	School Specialty, Inc.	Registered	3223075	78/914,544	27-Mar-2007	22-Jun-2006
WRITE ON and Design	Sax Arts & Crafts, Inc.	Registered	1262365	73/378,144	27-Dec-1983	04-Aug-1982
YOU FOCUS ON ACHIEVEMENT, WE FOCUS ON YOU	School Specialty, Inc.	Registered	3687338	77/598,309	22-Sep-2009	22-Oct-2008

Trademarks other than in the United States

Mark	Country / Business Unit	Status	Reg. No.	App. No.	Reg. Date	Filing Date
ABC	Canada Childcraft Education Corp	Registered	TMA737538	1310677	03-Apr-2009	26-Jul-2006
ABILITATIONS	Canada Sportime, LLC	Registered	TMA747940	1331474	17-Sep-2009	16-Jan-2007
ACADEMY OF MATH	Canada School Specialty, Inc.	Registered	TMA614425	1123254	08-Jul-2004	26-Nov-2001
ACADEMY OF READING	Canada School Specialty, Inc.	Registered	TMA553660	1049743	13-Nov-2001	08-Mar-2000
AGENDA MATE	Canada Premier School Agendas, Ltd.	Registered	TMA405655	689907	27-Nov-1992	19-Sep-1991
AGENDAS DESIGN	Canada Premier School Agendas, Ltd.	Registered	TMA651657	1173815	27-Oct-2005	07-Apr-2003
AUTOSKILL	Canada School Specialty, Inc.	Pending		1568321		12-Mar-2012
AUTOSKILL	Canada School Specialty, Inc.	Registered	TMA393997	673829	07-Feb-1992	16-Jan-1991
AUTOSKILL & Design	Canada School Specialty, Inc.	Registered	TMA415136	673830	06-Aug-1993	16-Jan-1991
BASIC BASICS	Canada Premier School Agendas, Ltd.	Registered	TMA500824	843311	17-Sep-1998	25-Apr-1997
BIRD IN HAND WOODWORKS & Design	Canada Childcraft Education Corp.	Pending		1513321		31-Jan-2011
BIRD-IN-HAND	Canada Childcraft Education Corp.	Pending		1513319		31-Jan-2011
CALIFONE	Canada Califone International, Inc.	Registered	TMA153506	297477	06-Oct-1967	02-Jun-1966

Mark	Country / Business Unit	Status	Reg. No.	App. No.	Reg. Date	Filing Date
CANADIAN TO THE CORE	Canada Premier School Agendas, Ltd.	Registered	TMA607353	1166086	08-Apr-2004	29-Jan-2003
CATCHBALL	Germany Select Service & Supply Co, In	Registered	2069111		27-Jun-1994	31-Oct-1993
CHILDCRAFT	Canada Childcraft Education Corp	Registered	TMA656137	1242177	06-Jan-2006	29-Dec-2004
CLASSROOM DIRECT & design	Canada Classroom Direct.com LLC	Registered	TMA790151	1434680	09-Feb-2011	15-Apr-2009
CLASSROOM SELECT & Design	Canada School Specialty, Inc.	Pending		1500927		25-Oct-2010
CLASSROOM SELECT Horizontal Logo	Canada School Specialty, Inc.	Pending		1500934		25-Oct-2010
COMPASS FOR CAMPUS	Canada Premier School Agendas, Ltd.	Registered	TMA579787	1070625	23-Apr-2003	15-Aug-2000
CVB CONTENT - AREA VOCABULARY BUILDER	Canada School Specialty, Inc.	Published		1485406		16-Jun-2010
DELTA EDUCATION & Design	Canada Delta Education, LLC	Registered	TMA733131	1334846	26-Jan-2009	02-Jun-2008
DELTA SCIENCE READERS	Canada Delta Education, LLC	Registered	TMA746955	1319222	03-Sep-2009	06-Oct-2006
DISCOVER AGENDA	Canada Premier School Agendas, Ltd.	Registered	TMA585899	1119643	23-Jul-2003	29-Oct-2001
EARLY CHILDHOOD DIRECT	Canada Bird-In-Hand Woodworks, Inc	Registered	TMA599487	1050895	15-Jan-2004	15-Mar-2000
EDUCATION ESSENTIALS	Canada School Specialty, Inc.	Registered	TMA654482	1230486	06-Dec-2005	16-Sep-2004
EPS	Canada School Specialty, Inc.	Registered	TMA557,206	0892122	31-Jan-2002	01-Oct-1998

Mark	Country / Business Unit	Status	Reg. No.	App. No.	Reg. Date	Filing Date
EPS	Canada School Specialty, Inc.	Registered	TMA551,753	0834367	28-Sep-2001	23-Jan-1997
EPS	Canada School Specialty, Inc.	Registered	TMA550,546	0892123	10-Sep-2001	01-Oct-1998
EPS	Canada School Specialty, Inc.	Registered	TMA790904	1446509	16-Feb-2011	29-Jul-2009
EPS	Canada School Specialty, Inc.	Registered	TMA558,743	0894834	04-Mar-2002	08-Oct-1998
FREY CHOICE	Canada School Specialty, Inc.	Registered	TMA796468	1451837	02-May-2011	15-Sep-2009
FREY SECURE	Canada School Specialty, Inc.	Registered	TMA796480	1451833	02-May-2011	15-Sep-2009
FREY SELECT	Canada School Specialty, Inc.	Registered	TMA796481	1451834	02-May-2011	15-Sep-2009
GO WORKBOOK	Canada Premier Agendas, Inc.	Registered	TMA647913	1209178	13-Sep-2005	10-Mar-2004
HABITS OF SUCCESS	Canada Premier School Agendas, Ltd.	Registered	TMA563006	1070623	04-Jun-2002	15-Aug-2000
HELPING EDUCATORS ENGAGE AND INSPIRE STUDENTS OF ALL AGES AND ABILITIES TO LEARN	Canada School Specialty, Inc.	Registered	TMA758568	1403756	02-Feb-2010	17-Jul-2008
IF I PLAN TO LEARN I MUST LEARN TO PLAN	Canada Premier School Agendas, Ltd.	Registered	TMA434047	731407	30-Sep-1994	22-Jun-1993
INQUIRY INVESTIGATIONS & Design	Canada Delta Education, LLC	Published		1508615		20-Dec-2010
INTEGRATIONS	Canada Sportime, LLC	Registered	TMA636598	1167511	01-Apr-2005	14-Feb-2003
INTEGRATIONS	Germany Sportime, LLC	Registered	30454687	30454687.9	17-Mar-2005	24-Sep-2004
INTEGRATIONS	United Kingdom Sportime, LLC	Registered	2369512	2369512	08-Apr-2005	30-Jul-2004

Mark	Country / Business Unit	Status	Reg. No.	App. No.	Reg. Date	Filing Date
LEARNING OUTLET	Canada School Specialty, Inc.	Pending		1550251		01-Nov-2011
MAKING CONNECTIONS	Canada School Specialty, Inc.	Registered	TMA748126	1388573	18-Sep-2009	25-Mar-2008
MISCELLANEOUS DESIGN	Canada School Specialty, Inc.	Registered	TMA724639	1218515	26-Sep-2008	28-May-2004
NATURE'S IMPRESSIONS	Canada School Specialty, Inc.	Registered	TMA785621	1422392	21-Dec-2010	18-Dec-2008
ONTRAC	Canada Premier Agendas, Inc.	Published		1429126		26-Feb-2009
PATH DRIVER FOR MATH	Canada School Specialty, Inc.	Pending		1572059		05-Apr-2012
PATH DRIVER FOR READING	Canada School Specialty, Inc.	Pending		1572066		05-Apr-2012
PORTFOLIO	Canada School Specialty, Inc.	Published		1483658		03-Jun-2010
PREMIER COMPASS AGENDA	Canada Premier School Agendas, Ltd.	Registered	TMA579786	1070604	23-Apr-2003	23-Apr-2003
PREMIER GO PROGRAM	Canada Premier Agendas, Inc.	Registered	TMA668315	1184721	20-Jul-2006	30-Jul-2003
PREMIER LOGO DESIGN	Canada Premier Agendas, Inc.	Registered	TMA598636	1147943	06-Jan-2004	06-Jan-2004
PREMIERCAMPUS	Canada Premier Agendas, Inc.	Registered	TMA799733	1433020	10-Jun-2011	31-Mar-2009
PRIMA VUE	Canada Premier Agendas, Inc.	Registered	TMA569651	1089539	25-Oct-2002	25-Oct-2002
PROJECTS BY DESIGN	Canada School Specialty, Inc.	Registered	TMA805134	1448868	24-Aug-2011	20-Aug-2009
READ AND DISCOVER	Canada Premier Agendas, Inc.	Registered	TMA627127	1200255	01-Dec-2004	01-Dec-2004
SCHOOL SMART	Canada School Specialty, Inc.	Registered	TMA734412	1269559	13-Feb-2009	23-Aug-2005

Mark	Country / Business Unit	Status	Reg. No.	App. No.	Reg. Date	Filing Date
SCHOOL SMART & Design	Canada School Specialty, Inc.	Registered	TMA739508	1269561	06-May-2009	23-Aug-2005
SCHOOL SPECIALTY	Canada School Specialty, Inc.	Registered	TMA715934	1331578	04-Jun-2008	17-Jan-2007
SCHOOL SPECIALTY LITERACY AND INTERVENTION	Canada School Specialty, Inc.	Published		1491322		05-Aug-2010
SCHOOL SPECIALTY ONLINE & Design	Canada School Specialty, Inc.	Registered	TMA765953	1279025	06-May-2010	09-Nov-2005
SCHOOL SPECIALTY WEXPLORE	Canada School Specialty, Inc.	Registered	TMA805811	1466160	31-Aug-2011	18-Jan-2010
SHOW AND SHARE	Canada Premier Agendas, Inc.	Registered	TMA625684	1200256	17-Nov-2004	17-Nov-2004
SMART PACK	Canada Premier Agendas, Inc.	Registered	TMA627128	1200254	01-Dec-2004	01-Dec-2004
SOLUTION SCOLAIRE	Canada School Specialty, Inc.	Registered	TMA816276	1473175	26-Jan-2012	15-Mar-2010
SOLUTION SCOLAIRE & Design	Canada School Specialty, Inc.	Registered	TMA808345	1482471	05-Oct-2011	25-May-2010
SPORDAS	Finland Select Service & Supply Co, In	Registered	127477		05-Aug-1993
SPORDAS	France Sportime, LLC	Registered	92/442,446		12-Jun-1992
SPORDAS	Germany School Specialty, Inc.	Registered	2075525		13-Jun-1992
SPORDAS	Greece Sportime, LLC	Registered	111602		26-Nov-1992
SPORDAS	Ireland Sportime, LLC	Registered	149159	149159	16-Jun-1992	16-Jun-1992
SPORDAS	Norway Select Service & Supply Co, In	Registered	160551		09-Dec-1993	23-Oct-1992
SPORDAS	Portugal Sportime, LLC	Registered	284948	284948	24-Mar-1994	30-Jul-1992

Mark	Country / Business Unit	Status	Reg. No.	App. No.	Reg. Date	Filing Date
SPORDAS	Sweden Select Service & Supply Co, In	Registered	249418		28-May-1993
SPORDAS	Switzerland Sportime, LLC	Registered	518250	02804/2003	23-May-2003	23-May-2003
SPORDAS	United Kingdom Select Service & Supply Co, In	Registered		1503060	11-Jun-1992	11-Jun-1992
SPORDAS & Design	Benelux Sportime, LLC	Registered	519716	782031	17-Jun-1992	17-Jun-1982
SPORDAS (word mark)	Denmark Sportime, LLC	Registered	vr109531992		27-Nov-1992
SPORDAS (word stylized)	Italy Sportime, LLC	Registered	992210		17-Jul-1992	17-Jul-1992
SPORTIME	Australia Sportime, LLC	Registered	A605437		25-Jun-1993	25-Jun-1993
SPORTIME	Brazil Sportime, LLC	Registered	817409459		01-Mar-1995
SPORTIME	Canada Sportime, LLC	Registered	TMA365972		23-Feb-1990
SPORTIME	Canada Sportime, LLC	Registered	TMA565487	1044355	02-Aug-2002	16-Apr-1998
SPORTIME	Israel Sportime, LLC	Pending	89910			18-Nov-1993
SPORTIME	Japan Sportime, LLC	Registered	3141032	5072198	30-Apr-1996
SPORTIME	Korea, Republic of Sportime, LLC	Registered	7726	156466	03-Jul-2003
SPORTIME	Mexico Sportime, LLC	Registered	493739	493739	10-Aug-1992
SPORTIME	New Zealand Sportime, LLC	Registered	236174		20-Apr-1994	20-Apr-1994
SPORTIME	Panama Sportime, LLC	Registered	66973	66973	16-Mar-1995	16-Mar-1995

Mark	Country / Business Unit	Status	Reg. No.	App. No.	Reg. Date	Filing Date
SPORTIME	Panama Sportime, LLC	Registered	66974	66974	16-Mar-1995	16-Mar-1995
SPORTIME	Singapore Sportime, LLC	Registered	T03/12522D	T03/12522D	15-Aug-2003	15-Aug-2003
SPORTIME	South Africa Sportime, LLC	Registered		93/10983	19-Nov-1993
SPORTIME & Design	Singapore Sportime, LLC	Registered		T03/12525I	15-Aug-2003	15-Aug-2003
SPORTIME AND DESIGN	Singapore Sportime, LLC	Registered	T03/12524J	T03/12524J	15-Aug-2003	15-Aug-2003
SUR LA VOIE	Canada Premier Agendas, Inc.	Registered	TMA776090	1429044	01-Sep-2010	26-Feb-2009
THE 101	Canada Premier Agendas, Inc.	Published		1498607		05-Oct-2010
TIMETRACKER	Canada Premier Agendas, Inc.	Registered	TMA768035	1167989	28-May-2010	17-Feb-2003
UGO365	Canada Premier Agendas, Inc.	Published		1495317		09-Sep-2010
UGO365	Canada Premier Agendas, Inc.	Pending		1495318		09-Sep-2010
WEXPLORE	Canada School Specialty, Inc.	Registered	TMA805814	1466159	31-Aug-2011	18-Jan-2010
WHERE THE CHILD COMES FIRST	Canada Childcraft Education Corp.	Pending		1568312		12-Mar-2012

Trademark Registrations and Applications
the Company has already decided to abandon

Mark	Country / Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
BABY BRIGHTS BOOKS	United States School Specialty, Inc.	Registered	1918816		12-Sep-1995
SIDEWALK SCIENCE	United States Childcraft Education Corp.	Registered	3140209		05-Sep-2006
SPORTIME FITNESS & SPORT and Design	United States Sportime, LLC	Registered	3126350		08-Aug-2006
CLASSROOM DESIGNER	United States School Specialty, Inc.	Registered	3103791		13-Jun-2006
EDUCATOR PRICE	United States School Specialty, Inc.	Pending		85/158,273		21-Oct-2010
JUNEBOX	United States School Specialty, Inc.	Registered	2589390		02-Jul-2002
JUNEBOX.COM	United States School Specialty, Inc.	Registered	2589382		02-Jul-2002
PREMIER SCIENCE	United States School Specialty, Inc.	Registered	2543407		26-Feb-2002
SUBSTANCE FREE KIDS	United States School Specialty, Inc.	Registered	3255321		26-Jun-2007
DIAL-A-SHAPE	United States Delta Education, LLC	Registered	2599179		23-Jul-2002
DIAL-A-VARIABLE	United States Delta Education, LLC	Registered	2599178		23-Jul-2002
CALIFONE	Argentina Califone International, Inc.	Registered	2038863		22-Aug-2005
HUFF AND PUFF	United Kingdom School Specialty, Inc.	Registered	2049200		20-Sep-1996

SCHEDULE 9

to

SECURITY AND PLEDGE AGREEMENT (BAYSIDE)

Patents

Title	Country	App. No.	Filing Date	Pat. No.	Issue Date	Status	Bus. Unit / Owner
BIN AND BAY SHELVING AND STORAGE UNIT	United States			D437,706	02/20/01	Granted	Childcraft Education Corp
DUAL SURFACE BALL	United States	29/151,190	10/22/01	D478367	08/12/03	Granted	School Specialty, Inc.
ART TABLE	United States	10/068,439	02/05/02	6694893	02/24/04	Granted	Childcraft Education Corp
COAT RACK AND STORAGE UNIT	United States			D436,263	01/16/01	Granted	Childcraft Education Corp
ROLLING BIN	United States			D423,171	04/18/00	Granted	Childcraft Education Corp
ART TABLE	United States			D423,254	04/25/00	Granted	Childcraft Education Corp
ROOM DIVIDER	United States			D423,825	05/02/00	Granted	Childcraft Education Corp
HANDLES IN A PAIR OF SWINGING DOORS	United States			D429,097	08/08/00	Granted	Childcraft Education Corp
TOY REFRIGERATOR HAVING AN ACTIVITY SURFACE	United States	09/479,004	01/07/00	6171173	01/09/01	Granted	Childcraft Education Corp
METHOD OF TEACHING READING (ii)	United States	11/511,473	08/29/06			Published	School Specialty, Inc.
CORNER MOULDING AND IMPROVED CORNER CONSTRUCTION	United States	09/263,751	03/05/99	6352382	03/05/02	Granted	Childcraft Education Corp
CHAIR	United States			D470,320	02/18/03	Granted	Childcraft Education Corp
CHAIR	United States			D471,730	03/18/03	Granted	Childcraft Education Corp

Title	Country	App. No.	Filing Date	Pat. No.	Issue Date	Status	Bus. Unit / Owner
METHOD OF TEACHING READING	United States	09/726,550	12/01/00	6544039	04/08/03	Granted	School Specialty, Inc.
METHOD OF TEACHING READING	Canada		12/01/00	2327241	06/10/08	Granted	School Specialty, Inc.
EDUCATIONAL GAME	United States	29/241,872	11/01/05	D538,856	03/20/07	Granted	School Specialty, Inc.
TRAINING DEVICE	United States	29/240,540	10/14/05	D537,119	02/20/07	Granted	Sportime, LLC
TRAINING DEVICE	United States	11/365,973	03/01/06	7618358	11/17/09	Granted	Sportime, LLC
CORNER MOULDING AND IMPROVED CORNER CONSTRUCTION	United States	09/263,751	03/05/99	6176637	01/23/01	Granted	Childcraft Education Corp

SCHEDULE 10

to

SECURITY AND PLEDGE AGREEMENT (BAYSIDE)

Copyrights

ABC SCHOOL SUPPLY, INC.

Claimant	Title	Reg. Number	Reg. Date
A B C School Supply, Inc.	ABC School Supply, Inc. ... catalog	TX0002189648	11/10/1987
A B C School Supply, Inc.	The Rainbow book of early learning materials	TX0002282947	2/16/1988
A B C School Supply, Inc.	ABC puts the whole world in your hands	TX0002189647	11/10/1987
ABC School Supply, Inc.	Parent lending library master guide	TX0004131135	9/12/1995

AUTOSKILL

Claimant	Title	Reg. Number	Reg. Date
Autoskill, Inc.	Autoskill Autonetwork.	TXu001050042	9/25/2002
Autoskill, Inc.	Autoskill Autonetwork BV.	TXu001050040	9/25/2002
Autoskill, Inc.	Autoskill : component reading subskills testing and training program.	TX0001742632	1/27/1986
Autoskill, Inc.	Autoskill mathematics program (AMP) / written by Ernest James Foster, 1951-.	TX0003452231	6/30/1992
Autoskill, Inc.	Incomnet Autonetwork.	TXu001050041	9/25/2002
Autoskill, Inc.	Math program for ICON / Ernie Foster.	TX0003452232	6/30/1992
AutoSkill International, Inc.	Academy of reading.	TX0005151672	12/27/1999

BECKLEY CARDY

Claimant	Title	Reg. Number	Reg. Date
Beckley-Cardy Company	Beckley-Cardy. Catalog IV, Early learning	TX0001691988	11/4/1985
Beckley-Cardy Company	Beckley-Cardy. Catalogs II & III, Supplies/furniture/equipment/instructional materials	TX0001686703	11/4/1985
Beckley-Cardy Company	Beckley-Cardy. Catalogs II & III, Supplies/furniture/equipment/instructional materials.	TX0001689863 TX0001689864	11/4/1985 11/4/1985
Edgell Communications, Inc.	Beckley-Cardy quarterly : general catalog supplement.	TX0002446722 TX0002446720 TX0002446718	12/8/1988 12/8/1988 12/8/1988
Edgell Communications, Inc.	Beckley-Cardy quarterly : general catalog supplement.	TX0003296388 TX0003296387	4/27/1992 4/27/1992
Edgell Communications, Inc.	Beckley-Cardy quarterly : general catalog supplement	TX0003032681 TX0003092730 TX0003156360 TX0003233655	2/20/91; 6/25/91; 10/17/91; 1/29/92
Edgell Communications, Inc.	Beckley-Cardy quarterly : general catalog supplement	TX0002760468 TX0002803169 TX0002879561 TX0002959914	3/5/90 4/24/90 8/29/90 12/10/90
Edgell Communications, Inc.	Beckley-Cardy quarterly : general catalog supplement	TX0002491862 TX0002539669 TX0002654732 TX0002669451	2/6/89 4/14/89 10/11/89 11/07/89
Beckley-Cardy, a subsidiary of Edgell Communications, Inc	Beckley Cardy : general catalog	TX0002462688	12/2/1988
Beckley-Cardy Company	Beckley-Cardy. Catalog I, Computer education	TX0001691678	11/4/1985
Beckley-Cardy Company	Beckley-Cardy. Catalog I, Computer education	TX0001683069	11/4/1985
Edgell Communications, Inc.	Beckley Cardy : general catalog	TX0002745207	2/14/1990
Beckley-Cardy, Inc.	Create a classroom 1.0.	PAu002246021	8/12/1997

BRODHEAD GARRETT

Claimant	Title	Reg. Number	Reg. Date
Brodhead Garrett Company	Brodhead-Garrett : catalog ....	TX0002797439	2/13/1990
Brodhead Garrett Company	Brodhead-Garrett : catalog ....	TX0002420750	10/13/1988
Brodhead Garrett Company	Brodhead-Garrett : catalog ....	TX0002159275	10/1/1987
Brodhead Garrett Company	Brodhead-Garrett : tools for teaching in an ever changing world : [catalog].	TX0001261623	11/9/1983
Brodhead Garrett Company	Brodhead-Garrett : tools for teaching in an ever changing world : [catalog].	TX0000872324	3/17/1982
Brodhead Garrett Company	Brodhead-Garrett : tools for teaching in an ever changing world : [catalog].	TX0000476250	5/19/1980

CHILDCRAFT

Claimant	Title	Reg. Number	Reg. Date
Childcraft Education Corporation.	Childcraft : the growing years : [catalog].	TX0000677954	5/13/1981
Childcraft Education Corporation	Childcraft : the growing years : [catalog].	TX0000677953	5/13/1981
Childcraft Education Corporation	Childcraft : the growing years : [catalog].	TX0000677955	5/13/1981
Childcraft Education Corporation	Childcraft : the growing years : [catalog].	TX0000677952	5/13/1981
Childcraft Education Corporation	Childcraft : the growing years : [catalog].	TX0000677951	5/13/1981
Carol Mardell & Dorothea S. Goldenberg	Dial-R / [Carol D. Mardell-Czudnowski, Dorothea S. Goldenberg].	TX0001413417	6/29/1984
Childcraft Education Corporation	Childcraft : the growing years : [catalog].	TX0001594689	3/15/1985
Childcraft Education Corporation	Childcraft : the growing years : [catalog].	TX0001764298	3/26/1986
Childcraft Education Corporation	Childcraft : the Growing Years, infants, early childhood, special ed school catalog	TX0002250405	2/1/1988
Childcraft Education Corporation	Childcraft : the Growing Years, infants, early childhood, special ed school catalog	TX0002486090	2/1/1989

Claimant	Title	Reg. Number	Reg. Date
Carol Mardell-Czudnowski & Dorothea Goldenberg	DIAL-R activity card system : developmental tasks for school and home	TX0002634186	8/9/1989
Carol Mardell-Czudnowski and Dorothea S. Goldenberg	Dial-R for parents : activities for the child at home keyed to the Dial-R assessment kit	TX0002634081	8/15/1989
Childcraft Education Corporation	Childcraft--building minds and imaginations for the growing years : 1990	TX0002787251	3/13/1990
Childcraft Education Corporation	Childcraft : the Growing Years, infants, early childhood, special ed school catalog	TX0004140775	8/30/1995
Childcraft Education Corporation	Notice of grant security interest in copyrights	V3437D211	6/28/1999
Childcraft Education Corp	Earth and Space	SR0000611712	9/13/2007
Childcraft Education Corp	Inquiry	SR0000611715	9/13/2007
Childcraft Education Corp	Life Science	SR0000611714	9/13/2007
Childcraft Education Corp	Personal and Social Perspectives	SR0000611711	9/13/2007
Childcraft Education Corp	Physical Science	SR0000611710	9/13/2007
Childcraft Education Corporation	Let’s get cooking! / by Margot Hammond.	TX0004742730	3/17/1998
Childcraft Education Corporation	Childcraft : toys that teach : [catalog].	TX0001594688 TX0002239795	3/15/1985 8/12/1985
Childcraft Education Corporation	Childcraft : toys that teach : [catalog].	TX0001764297; TX0001889261	2/28/1986; 8/21/1986
Childcraft Education Corporation	Just for Kids! : America’s favorite children’s catalog.	TX0002124525	8/3/1987
Childcraft Education Corporation	Childcraft : toys that teach : [catalog].	TX0002009649; TX0002124526	2/24/1987 & 8/3/1987
Childcraft Education Corporation	Just for Kids! : America’s favorite children’s catalog.	TX0002326459; TX0002404103; TX0002404104; TX0002403577; TX0002407643; TX0002407644	2/8/1988; 9/6/1988; 9/6/1988; 10/24/1988; 10/24/1988

Claimant	Title	Reg. Number	Reg. Date
Childcraft Education Corporation	Childcraft : toys that teach : [catalog].	TX0002319535; TX0002402995; TX0002404100; TX0002402994	2/8/1988; 9/6/1988; 9/6/1988; 9/6/1988
Childcraft Education Corporation	Childcraft west : the Growing Years, infants, early childhood, special ed. school catalog	TX0002486089	2/1/1989
Childcraft Education Corporation	Childcraft West--building minds and imaginations for the growing years : 1990	TX0002787252	3/13/1990
Childcraft Education Corporation	Childcraft : toys that teach : [catalog].	TX0002537376; TX0002515392; TX0002714983; TX0002714984; TX0002714985; TX0002714986; TX0002714987	2/15/1989; 2/15/1989; 12/4/1989; 12/4/1989; 12/4/1989; 12/4/1989; 12/4/1989
Childcraft Education Corporation	Just for Kids! : America’s favorite children’s catalog	TX0002501249; TX0002501669; TX0002501670; TX0002701220; TX0002701219; TX0002701218; TX0002701216; TX0002701217	2/2/1989; 2/2/1989; 2/2/1989; 12/1/1989; 12/1/1989; 12/1/1989 ;12/1/1989; 12/1/1989
Childcraft, Inc.	Childcraft : toys that teach : [catalog].	TX0002765767; TX0002765768; TX0002765769; TX0002765770	3/14/1990; 3/14/1990; 3/14/1990; 3/14/1990
Childcraft, Inc.	Just for Kids! : America’s favorite children’s catalog	TX0002765891; TX0002765766; TX0002765892; TX0002765893	3/14/1990; 3/14/1990; 3/14/1990; 3/14/1990
Childcraft Education Corp	Celebrate Science Physical Science Set	SR0000611710	9/13/2007

CPO SCIENCE

Claimant	Title	Reg. Number	Reg. Date
CPO Science, a division of Delta Education, LLC	Air rocket : curriculum resource guide : force, motion and energy.	TX0005661277	12/19/2002
CPO Science, a division of Delta Education, LLC	Atom building game : structure of the atom.	TX0005643457	12/19/2002
CPO Science, a division of Delta Education, LLC	Bathymetric map with land topography : [World]	VA0001264564	6/6/2004
CPO Science, a division of Delta Education, LLC	Car and ramp : force and motion.	TX0005643458	12/19/2002
CPO Science, a division of School Specialty	CPO Science Earth Science Investigation Manual.	TX0006947238	4/14/2008
CPO Science, a division of School Specialty	CPO Science Earth Science Student Text Book.	TX0006939698	4/14/2008
CPO Science, a division of School Specialty	CPO Science Earth Science Teacher Guide.	TX0006939695	4/14/2008
CPO Science, a division of School Specialty	CPO Science Life Science Electronic Book.	TX0006989877	4/14/2008
CPO Science, a division of School Specialty	CPO Science Life Science Examview Test Bank.	TX0006989236	4/14/2008
CPO Science, a division of School Specialty	CPO Science Life Science Investigation Manual.	TX0006941501	4/14/2008
CPO Science, a division of School Specialty	CPO Science Life Science Lesson Organizer.	TX0006989223	4/14/2008
CPO Science, a division of School Specialty	CPO Science Life Science Student Text Book.	TX0006940713	4/14/2008
CPO Science, a division of School Specialty	CPO Science Life Science Teacher Guide.	TX0006940703	4/14/2008
CPO Science, a division of School Specialty	CPO Science Life Science Teacher Resource CD.	TX0006989231	4/14/2008
CPO Science, a division of School Specialty	CPO Science Life Science Teaching Illustrations.	TX0006989228	4/14/2008
CPO Science, a division of School Specialty	CPO Science Physical Science Electronic Book.	TX0006989905	4/14/2008

Claimant	Title	Reg. Number	Reg. Date
CPO Science, a division of School Specialty	CPO Science Physical Science Examview Test Bank.	TX0006989968	4/14/2008
CPO Science, a division of School Specialty	CPO Science Physical Science Investigation Manual.	TX0006941513	4/14/2008
CPO Science, a division of School Specialty	CPO Science Physical Science Lesson Organizer.	TX0006989897	4/14/2008
CPO Science, a division of School Specialty	CPO Science Physical Science Student Text Book.	TX0006940658	4/14/2008
CPO Science, a division of School Specialty	CPO Science Physical Science Teacher Guide.	TX0006940706	4/14/2008
CPO Science, a division of School Specialty	CPO Science Physical Science Teacher Resource CD.	TX0006989965	4/14/2008
CPO Science, a division of School Specialty	CPO Science Physical Science Teaching Illustrations.	TX0006989941	4/14/2008
CPO Science, a division of Delta Education, LLC	Electric circuits : curriculum resource guide : electricity and circuits.	TX0005661281	12/19/2002
CPO Science, a division of Delta Education, LLC	Electric motor : electricity and magnetism.	TX0005643452	12/19/2002
CPO Science, a division of School Specialty	Focus on Earth Science Electronic Book.	TX0006933062	4/14/2008
CPO Science, a division of School Specialty	Focus on Earth Science Exam View Text Bank.	TX0006933640	4/14/2008
CPO Science, a division of School Specialty	Focus on Earth Science Investigation Manual.	TX0006933185	4/14/2008
CPO Science, a division of School Specialty	Focus on Earth Science Lesson Organizer.	TX0006933056	4/14/2008
CPO Science, a division of School Specialty	Focus on Earth Science Spanish Components CD.	TX0006933139	4/14/2008
CPO Science, a division of School Specialty	Focus on Earth Science Spanish Electronic Book.	TX0006933135	4/14/2008
CPO Science, a division of School Specialty	Focus on Earth Science Spanish Investigation Manual.	TX0006933174	4/14/2008

Claimant	Title	Reg. Number	Reg. Date
CPO Science, a division of School Specialty	Focus on Earth Science Spanish Student Text Book.	TX0006933192	4/14/2008
CPO Science, a division of School Specialty	Focus on Earth Science Student Textbook.	TX0006933199	4/14/2008
CPO Science, a division of School Specialty	Focus on Earth Science Teacher's Guide.	TX0006933209	4/14/2008
CPO Science, a division of School Specialty	Focus on Earth Science Teacher's Resource CD.	TX0006933072	4/14/2008
CPO Science, a division of School Specialty	Focus on Earth Science Teaching Illustrations.	TX0006933084	4/14/2008
CPO Science, a division of School Specialty	Focus on Life Science Electronic book.	TX0007195180	4/14/2008
CPO Science, a division of School Specialty	Focus on Life Science Exam View Test Bank.	TX0007127016	4/14/2008
CPO Science, a division of School Specialty	Focus on Life Science Investigation Manual.	TX0007126275	4/14/2008
CPO Science, a division of School Specialty	Focus on Life Science Lesson Organizer.	TX0007194967	4/14/2008
CPO Science, a division of School Specialty	Focus on Life Science Spanish Components CD.	TX0007194972	4/14/2008
CPO Science, a division of School Specialty	Focus on Life Science Spanish Electronic Book.	TX0007194963	4/14/2008
CPO Science, a division of School Specialty	Focus on Life Science Spanish Investigation Manual.	TX0007127021	4/14/2008
CPO Science, a division of School Specialty	Focus on Life Science Spanish Student Text.	TX0007126303	4/14/2008
CPO Science, a division of School Specialty	Focus on Life Science Student Text.	TX0007126309	4/14/2008
CPO Science, a division of School Specialty	Focus on Life Science Teacher Guide.	TX0007126320	4/14/2008
CPO Science, a division of School Specialty	Focus on Life Science Teacher Resource CD.	TX0007195159	4/14/2008

Claimant	Title	Reg. Number	Reg. Date
CPO Science, a division of School Specialty	Focus on Physical Science Electronic Book.	TX0007132093	4/14/2008
CPO Science	Focus on Physical Science Teaching Illustrations.	TX0007162140	4/14/2008
CPO Science, a division of Delta Education, LLC	Foundations of physical science.	TX0006191850	6/13/2005
CPO Science, a division of School Specialty	Foundations of Physical Science 3rd Edition Investigation Manual.	TX0007391167	4/20/2011
CPO Science, a division of School Specialty	Foundations of Physical Science 3rd Edition Student Text Book.	TX0007391170	4/20/2011
CPO Science, a division of School Specialty	Foundations of Physical Science 3rd Edition Teacher Guide.	TX0007391173	4/20/2011
CPO Science, a division of Delta Education, LLC	Foundations of physical science blackline masters.	TX0005801990	9/19/2003
CPO Science, a division of Delta Education, LLC	Foundations of physical science color teaching tools.	TX0005872256	9/19/2003
CPO Science, a division of Delta Education, LLC	Foundations of physical science : electronic book.	TX0006172818	6/13/2005
CPO Science, a division of Delta Education, LLC	Foundations of physical science electronic book.	TX0005872257	9/19/2003
CPO Science, a division of Delta Education, LLC	Foundations of physical science : ExamView test bank.	TX0005643760	12/19/2002
CPO Science, a division of Delta Education, LLC	Foundations of physical science investigations.	TX0006191699	6/13/2005
CPO Science, a division of Delta Education, LLC	Foundations of physical science : investigations / Tom Hsu.	TX0005659139	12/19/2002
CPO Science, a division of Delta Education, LLC	Foundations of physical science : skill and practice worksheets.	TX0005659137	12/19/2002
CPO Science, a division of Delta Education, LLC	Foundations of physical science : teacher's guide.	TX0005653856	12/19/2002
CPO Science, a division of Delta Education, LLC	Foundations of physical science / Tom Hsu.	TX0005659140	12/19/2002

Claimant	Title	Reg. Number	Reg. Date
CPO Science	Foundations of physical science with earth and space science : blackline masters.	TX0005817995	9/22/2003
CPO Science, a division of Delta Education, LLC	Foundations of physical science with earth and space science color teaching tools.	TX0005872258	9/22/2003
CPO Science, a division of Delta Education, LLC	Foundations of physical science with earth and space science electronic book.	TX0005872259	9/22/2003
CPO Science, a division of Delta Education, LLC	Foundations of physical science with earth and space science : Exam View Test Bank.	TX0005817988	9/22/2003
CPO Science, a division of Delta Education, LLC	Foundations of physical science with earth and space science : skill and practice worksheets.	TX0005817987	9/22/2003
CPO Science, a division of Delta Education, LLC	Foundations of physical science with earth and space science / Tom Hsu.	TX0005776361	6/6/2003
CPO Science, a division of Delta Education, LLC	Foundations of physical science with earth and space studies / Tom Hsu.	TX0005800659	9/22/2003
CPO Science, a division of Delta Education, LLC	Foundations of physical with earth and space science / Tom Hsu.	TX0005803829	8/15/2003
CPO Science, a division of Delta Education, LLC	Foundations of physics.	TX0006001517	6/6/2004
CPO Science, a division of School Specialty	Foundations of Physics 2nd Edition Examview Test Bank.	TX0007388448	4/26/2011
CPO Science, a division of School Specialty	Foundations of Physics 2nd Edition Investigation Manual.	TX0007388215	4/26/2011
CPO Science, a division of School Specialty	Foundations of Physics 2nd Edition Student Text Book.	TX0007388362	4/26/2011
CPO Science, a division of School Specialty	Foundations of Physics 2nd Edition Teacher Guide.	TX0007388274	4/26/2011
CPO Science, a division of School Specialty	Foundations of Physics 2nd Edition Teacher Resource CD.	TX0007388430	4/26/2011
CPO Science, a division of Delta Education, LLC	Foundations of physics : electronic book.	TX0006052070	6/6/2004

Claimant	Title	Reg. Number	Reg. Date
CPO Science, a division of Delta Education, LLC	Foundations of physics ExamView Test Bank.	TX0005993630	6/6/2004
CPO Science, a division of Delta Education, LLC	Foundations of physics : investigations / Tom Hsu.	TX0005913042	1/16/2004
CPO Science, a division of Delta Education, LLC	Foundations of physics : teacher's guide / Tom Hsu.	TX0005994977	6/6/2004
CPO Science, a division of Delta Education, LLC	Foundations of physics / Tom Hsu.	TX0005836561	8/19/2003
CPO Science, a division of Delta Education, LLC	Gears and levers : curriculum resource guide : gears levers and rotating machines.	TX0005661280	12/19/2002
CPO Science, a division of Delta Education, LLC	Gravity drop : free fall and the gravity drop.	TX0005643454	12/19/2002
CPO Science, a division of Delta Education, LLC	Integrated physics and chemistry ExamView test bank.	TX0005835009	12/20/2002
CPO Science, a division of Delta Education, LLC	Integrated physics and chemistry investigations / Tom Hsu.	TX0005803522	12/20/2002
CPO Science, a division of Delta Education, LLC	Integrated physics and chemistry : skill and practice worksheets.	TX0005659138	12/20/2002
CPO Science, a division of Delta Education, LLC	Integrated physics and chemistry : teacher's guide / Tom Hsu.	TX0005659141	12/20/2002
CPO Science, a division of Delta Education, LLC	Integrated physics and chemistry / Tom Hsu.	TX0005803523	12/20/2002
CPO Science	Integrated science : an investigative approach.	TX0006173600	6/13/2005
CPO Science, a division of Delta Education, LLC	Integrated science : an investigative approach : electronic book.	TX0006166497	6/13/2005
CPO Science, a division of Delta Education, LLC	[Integrated science : an investigative approach exam view test bank]	TX0006172772	6/13/2005
CPO Science, a division of Delta Education, LLC	Integrated science : an investigative approach : Investigations.	TX0006176273	6/13/2005
CPO Science, a division of Delta Education, LLC	Integrated science : an investigative approach : teacher's guide.	TX0006191851	6/13/2005

Claimant	Title	Reg. Number	Reg. Date
CPO Science, a division of Delta Education, LLC	Integrated science : an investigative approach : teachers support CD-ROM.	TX0006166495	6/13/2005
CPO Science, a division of Delta Education, LLC	Introduction to earth and space science.	TX0005866196	9/19/2003
CPO Science, a division of Delta Education, LLC	Introduction to Earth and space science : investigations. / Tom Hsu.	TX0005817939	8/15/2003
on text; CPO Science, division of Delta Education, LLC	Introduction to Earth and space science / Tom Hsu.	TX0005776744	6/6/2003
CPO Science, a division of Delta Education, LLC	Introduction to earth and space science / Tom Hsu.	TX0005786573	9/19/2003
CPO Science, a division of Delta Education, LLC	Light and optics : properties of light.	TX0005643451	12/19/2002
CPO Science, a division of Delta Education, LLC	Marble launcher : curriculum resource guide : projectile motion.	TX0005661278	12/19/2002
CPO Science, a division of Delta Education, LLC	Pendulum : harmonic motion.	TX0005643450	12/19/2002
CPO Science, a division of Delta Education, LLC	Periodic puzzle : chemistry and the elements.	TX0005643453	12/19/2002
CPO Science, a division of Delta Education, LLC	Periodic table tiles : curriculum resource guide : chemistry and the elements.	TX0005661279	12/19/2002
CPO Science, a division of Delta Education, LLC	Physics a first course.	TX0006141984	2/28/2005
CPO Science, a division of School Specialty.	Physics A First Course Electronic Book.	TX0007235289	4/16/2008
CPO Science, a division of Delta Education, LLC	Physics : a first course electronic book.	TX0006198516	6/13/2005
CPO Science, a division of School Specialty.	Physics A First Course Examview Test Bank.	TX0007219868	12/16/2008
CPO Science, a division of Delta Education, LLC	Physics A First Course Exam View Test Bank	TX0006183169	6/13/2005
CPO Science, a division of School Specialty.	Physics A First Course Investigation Manual	TX0007219870	12/16/2008

Claimant	Title	Reg. Number	Reg. Date
CPO Science, a division of Delta Education, LLC	Physics a first course investigations.	TX0006125083	2/24/2005
CPO Science, a division of School Specialty.	Physics A First Course Proplanner.	TX0007235275	4/16/2008
CPO Science, a division of School Specialty.	Physics A First Course Student Text Book.	TX0007235140	4/16/2008
CPO Science, a division of School Specialty.	Physics A First Course Teacher Guide.	TX0007219861	12/16/2008
CPO Science, a division of Delta Education, LLC	Physics, a first course : teacher's guide / Tom Hsu.	TX0006208070	6/13/2005
CPO Science, a division of Delta Education, LLC	Physics : a first course teachers support CD Rom.	TX0006198517	6/13/2005
CPO Science, a division of Delta Education, LLC	Rollercoaster : energy and energy conservation.	TX0005643449	12/19/2002
CPO Science, a division of Delta Education, LLC	Ropes and pulleys : force, work and energy.	TX0005643456	12/19/2002
CPO Science, a division of Delta Education, LLC	Sound and waves : music, sound and waves.	TX0005643455	12/19/2002
CPO Science, a division of Delta Education, LLC	Teaching through investigations physical science and physics and chemistry DVD series.	TX0005783473	12/20/2002
CPO Science, a division of Delta Education, LLC	Teaching through investigations physical science and physics and chemistry video series.	TX0005783461	12/20/2002
CPO Science, a division of School Specialty.	CPO Science Earth Science Electronic Book.	TX0006937162	4/14/2008
CPO Science, a division of School Specialty.	CPO Science Earth Science Examview Test Bank.	TX0006954526	4/14/2008
CPO Science, a division of School Specialty.	CPO Science Earth Science Lesson Organizer.	TX0006937093	4/14/2008
CPO Science, a division of School Specialty.	CPO Science Earth Science Teacher Resource CD.	TX0006937150	4/14/2008
CPO Science, a division of School Specialty.	CPO Science Earth Science Teaching Illustrations.	TX0006937146	4/14/2008

Claimant	Title	Reg. Number	Reg. Date
CPO Science, a division of School Specialty.	Focus on Physical Science Exam View Test Bank.	TX0007131667	4/14/2008
CPO Science, a division of School Specialty.	Focus on Physical Science Investigation Manual.	TX0007131982	4/14/2008
CPO Science, a division of School Specialty.	Focus on Physical Science Lesson Organizer.	TX0007131502	4/14/2008
CPO Science, a division of School Specialty.	Focus on Physical Science Spanish Components CD.	TX0007139267	4/14/2008
CPO Science, a division of School Specialty.	Focus on Physical Science Spanish Electronic Book.	TX0007137812	4/14/2008
CPO Science, a division of School Specialty.	Focus on Physical Science Spanish Investigation Manual.	TX0007356040	4/14/2008
CPO Science, a division of School Specialty.	Focus on Physical Science Spanish Student Text Book.	TX0007137830	4/14/2008
CPO Science, a division of School Specialty.	Focus on Physical Science Student Text Book.	TX0007132216	4/14/2008
CPO Science, a division of School Specialty.	Focus on Physical Science Teacher Resource CD.	TX0007137820	4/14/2008
CPO Science, a division of School Specialty.	Foundations of Physical Science 3rd Edition Multimedia DVD.	TX0007391165	4/20/2011
CPO Science, a division of School Specialty.	Foundations of Physical Science 3rd Edition Teacher Resource CD.	TX0007391151	4/20/2011
CPO Science, a division of School Specialty.	Physical, Earth, and Space Science Examview Test Bank.	TX0007388979	4/26/2011
CPO Science, a division of School Specialty.	Physical, Earth, and Space Science Investigation Manual.	TX0007389189	4/26/2011
CPO Science, a division of School Specialty.	Physical, Earth, and Space Science Multimedia DVD.	TX0007392672	4/26/2011
CPO Science, a division of School Specialty.	Physical, Earth, and Space Science Student Text Book.	TX0007389186	4/26/2011
CPO Science, a division of School Specialty.	Physical, Earth, and Space Science Teacher Resource CD.	TX0007392673	4/26/2011

Claimant	Title	Reg. Number	Reg. Date
CPO Science, a division of School Specialty.	Physical, Earth, and Space Science Teacher's Guide.	TX0007388873	4/26/2011
CPO Science, a division of School Specialty.	Physics A First Course Teacher Resource CD.	TX0007229600	4/16/2008
COP Science, a division of School Specialty.	Focus on Life Science Teaching Illustrations.	TX0007195147	4/14/2008

DELTA

Claimant	Title	Reg. Number	Reg. Date
Delta Education, LLC	Beginnings: teacher's guide/Herbert D. Their, Robert C. Knott	TX0005877113	11/21/2003
Delta Education	Behavior of mealworms: teacher's guide	TX0002384470	7/8/1988
Delta Education, LLC	Butterflies and moths	TX0005914419	2/10/2004
Delta Education	Butterflies and moths: teacher's guide	TX0002384468	11/1/1996
Delta Education, Inc.	Charge it! Static electricity: activity guide/by Delta Education; author, Richard Bollinger	TX0004406415	11/1/1996
Delta Education, Inc.	Charge it! static electricity : activity journal / by Delta Education ; author, Richard Bollinger.	TX0004406422	11/1/1996
Delta Education	Classroom plants : teacher's guide.	TX0002384473	7/8/1988
Delta Education, Inc.	Clear view of area and volume formulas : activities, visuals, masters.	TX0004406667	2/19/1997
Delta Education, LLC	Color and light.	TX0005914420	2/10/2004
Delta Education, LLC	Communities : teacher's guide / Robert C. Knott, Herbert D. Thier.	TX0005866655	11/21/2003
Delta Education, Inc.	Crystal creations : activity guide / author, Carol Prekker.	TX0004406777	2/19/1997
Delta Education	Delta Science First Reader, Science and Literacy program Teacher's Guide.	TX0006898348	11/9/2007

Claimant	Title	Reg. Number	Reg. Date
Delta Education	Delta science module, erosion teacher's guide.	TX0006404994	6/28/2006
Delta Education	Delta science module, third edition : classroom plants : teacher's guide.	TX0006405648	6/28/2006
Delta Education	Delta science module, third edition : earth, moon, and sun : teacher's guide.	TX0006405649	6/28/2006
Delta Education	Delta science module, third edition : earth processes : teacher's guide.	TX0006405647	6/28/2006
Delta Education	Delta science module, third edition : electromagnetism : teacher's guide.	TX0006405651	6/28/2006
Delta Education	Delta science module, third edition : matter and change : teacher's guide.	TX0006405646	6/28/2006
Delta Education	Delta science module, third edition : plant and animal populations : teacher's guide.	TX0006405650	6/28/2006
Delta Education	Delta Science Modules, Third Ed., DNA: From Genes to Proteins Teacher's Guide.	TX0006898345	11/9/2007
Delta Education	Delta Science Modules, Third Ed., Earth Movements, At Home Folio.	TX0006897073	12/7/2007
Delta Education	Delta Science Modules, Third Ed., Earth Movements, At Home Folio (Spanish Edition)	TX0006897105	12/7/2007
Delta Education	Delta Science Modules, Third Ed., Earth Movements Science Notebook.	TX0006898338	11/9/2007
Delta Education	Delta Science Modules, Third Ed., Earth Movements Science Notebook, Spanish Edition Delta Science Modules, Third Edition.	TX0006898340	11/9/2007
Delta Education	Delta Science Modules, Third Ed., Food Chains and Webs, At Home Folio.	TX0006897058	12/7/2007
Delta Education	Delta Science Modules, Third Ed., Food Chains and Webs, At Home Folio (Spanish Edition)	TX0006897064	12/7/2007

Claimant	Title	Reg. Number	Reg. Date
Delta Education	Delta Science Modules, Third Ed., Food Chains and Webs Science Notebook.	TX0006898323	11/9/2007
Delta Education	Delta Science Modules, Third Ed., Food Chains and Webs Science Notebook, Spanish Edition.	TX0006898320	11/9/2007
Delta Education	Delta Science Modules, Third Ed., Force and Motion, At Home Folio (Spanish Edition)	TX0006897081	12/7/2007
Delta Education	Delta Science Modules, Third Ed., Force and Motion, At Horne Folio.	TX0006897097	12/7/2007
Delta Education	Delta Science Modules, Third Ed., Force and Motion Science Notebook.	TX0006898328	11/9/2007
Delta Education	Delta Science Modules, Third Ed., Force and Motion Science Notebook, Spanish Edition.	TX0006898339	11/9/2007
Delta Education	Delta Science Modules, Third Ed., Using Science Notebooks Folio.	TX0006897051	12/7/2007
Delta Education	Delta Science Reader, Astronomy.	TX0006898342	11/9/2007
Delta Education	Delta Science Reader, Earth Movements Reader, Spanish Edition.	TX0006898332	11/9/2007
Delta Education	Delta Science Reader, Electrical Connections Delta Science Reader.	TX0006898344	11/9/2007
Delta Education	Delta Science Reader, Food Chains and Webs Reader, Spanish Edition.	TX0006898327	11/9/2007
Delta Education	Delta Science Reader, Force and Motion Reader, Spanish Edition.	TX0006898325	11/9/2007
Delta Education, Inc.	Detective lab : activity guide / by Delta Education ; author, Richard Bollinger.	TX0004406417	11/1/1996
Delta Education, Inc.	Detective lab : activity journal / by Delta Education ; author, Richard Bollinger.	TX0004406416	11/1/1996
Delta Education, LLC	Dinosaurs and fossils.	TX0005914416	2/10/2004
Delta Education, LLC	Discovery guide : body and senses : pre-K.	TX0005699021	5/8/2003

Claimant	Title	Reg. Number	Reg. Date
Delta Education, LLC	Earth movements.	TX0005913100	2/10/2004
Delta Education, LLC	Ecosystems : teacher's guide / Robert C. Knott, Herbert D. Thier.	TX0005866657	11/21/2003
Delta Education, LLC	Electrical circuits / [Sarah A. Maineri], senior project editor.	TX0005748056	5/8/2003
Delta Education	Electrical circuits : teacher's guide.	TX0002384480	7/8/1988
Delta Education, LLC	Electrical circuits : teacher's guide / Sarah A. Maineri, senior project editor.	TX0005747210	5/9/2003
Delta Education, Inc.	Electromagnetism : activity guide / by Delta Education ; author, Sally Seehafer.	TX0004406419	11/1/1996
Delta Education	Electromagnetism : teacher's guide.	TX0002384461	7/8/1988
Delta Education, Inc.	Energy & motion : activity guide / author, M. J. Lechner.	TX0004410975	2/18/1997
Delta Education, Inc.	Energy & motion : activity journal.	TX0004410976	2/18/1997
Delta Education, LLC	Energy sources : teacher's guide / Herbert D. Thier, Robert C. Knott.	TX0005877116	11/21/2003
Delta Education, LLC	Environments : teacher's guide / Robert C. Knott, Herbert D. Thier.	TX0005866659	11/21/2003
Delta Education, LLC	Finding the moon.	TX0005748493	5/8/2003
Delta Education, LLC	Finding the Moon : teacher's guide.	TX0005792811	8/12/2003
Delta Education	Finding the moon : teacher's guide / by Gretchen M. Alexander.	TX0002384476	7/8/1988
Delta Education, LLC	Flight and rocketry reader	TX0005913098	2/10/2004
Delta Education, Inc.	Flight! gliders to jets : activity guide / by Delta Education ; author, Richard Bollinger.	TX0004406420	11/1/1996
Delta Education, LLC	Food chaines and webs : teacher's guide / Sarah A. Maineri, senior project editor.	TX0005747206	5/9/2003
Delta Education, LLC	Food chains and webs / [Sarah A. Maineri], senior project editor.	TX0005748057	5/8/2003

Claimant	Title	Reg. Number	Reg. Date
Delta Education, LLC	Force and motion : teacher's guide / Sarah A. Maineri, senior project editor.	TX0005747207	5/9/2003
Delta Education	From seed to plant : teacher's guide.	TX0002384472	7/8/1988
Delta Education, Inc.	Gears at work : activity guide / author, Joreen Hendry.	TX0004410977	2/18/1997
Delta Education, Inc.	Gears at work : activity journal / author, Joreen Hendry.	TX0004410978	2/18/1997
Delta Education, Inc.	Great sensations : smell, taste, touch : activity guide / author, Katy Z. Allen.	TX0004423398	3/3/1997
Delta Education, Inc.	Great sensations : smell, taste, touch : activity journal / author, Katy Z. Allen.	TX0004423399	3/3/1997
Delta Education, Inc.	Great sensations : vision & hearing : activity guide / author, Kathy Z. Allen.	TX0004410979	2/18/1997
Delta Education, Inc.	Great sensations : vision & hearing : activity journal / author, Kathy Z. Allen.	TX0004410973	2/18/1997
Delta Education, LLC	Hexagonoes exponents : level 1 : teacher guide.	TX0005853766	11/21/2003
Delta Education, LLC	Hexagonoes exponents : level 2 : teacher guide.	TX0005853767	11/21/2003
Delta Education, LLC	Hexagonoes percents : level 2 : teacher guide.	TX0005853768	11/21/2003
Delta Education, LLC	Investigating water.	TX0005913096	2/10/2004
Delta Education	Investigating water : teacher's guide.	TX0002384457	7/8/1988
Delta Education	Length and capacity : teacher's guide / by D. Louis Finsand.	TX0002384462	7/8/1988
Delta Education	Lenses and mirrors : teacher's guide / prepared by the National Learning Center.	TX0002384463	7/8/1988
Delta Education, LLC	Life cycles : teacher's guide / Herbert D. Thier, Robert C. Knott.	TX0005877115	11/21/2003
Delta Education	Looking at liquids : teacher's guide.	TX0002384458	7/8/1988

Delta Education, Inc.	Magnetic magic : activity journal / by Delta Education ; author, Richard Bollinger.	TX0004406421	11/1/1996
Delta Education, LLC	Magnets.	TX0005913097	2/10/2004
Delta Education, LLC	Material objects : teacher's guide / Herbert D. Thier, Robert C. Knott.	TX0005877114	11/21/2003
Delta Education	Measuring : teacher's guide.	TX0002384465	7/8/1988
Delta Education	Newton's toy box : teacher's guide.	TX0006403251	6/28/2006
Delta Education, LLC	Observing an aquarium.	TX0005914421	2/10/2004
Delta Education, LLC	Observing an aquarium : teacher's guide.	TX0005914412	2/10/2004
Delta Education	Observing an aquarium : teacher's guide / by Deighton K. Emmons, Jr.	TX0002384471	7/8/1988
Delta Education, LLC	Oceans.	TX0005913099	2/10/2004
Delta Education, LLC	Oceans : teacher's guide.	TX0005914414	2/10/2004
Delta Education, LLC	Organisms : teacher's guide / Robert C. Knott, Herbert D. Thier.	TX0005866656	11/21/2003
Delta Education, LLC	Plant and animal life cycles.	TX0005699028	5/8/2003
Delta Education	Plant and animal life cycles : teacher's guide.	TX0002384469	7/8/1988
Delta Education	Plants in our world reader.	TX0006402066	6/26/2006
Delta Education, LLC	Pollution.	TX0005913095	2/10/2004
Delta Education	Pond life : teacher's guide.	TX0002384467	7/8/1988
Delta Education	Powders and crystals : teacher's guide.	TX0002384459	7/8/1988
Delta Education	Properties : teacher's guide.	TX0002384460	7/8/1988
Delta Education, LLC	Relative position and motion : teacher's guide / Robert C. Knott, Herbert D. Thier.	TX0005866658	11/21/2003
Delta Education, Inc.	Rock origins : activity guide / author, Richard Bollinger.	TX0004406776	2/19/1997

Claimant	Title	Reg. Number	Reg. Date
Delta Education	Rocks and minerals : teacher's guide / by Ben Werner.	TX0002384479	7/8/1988
Delta Education, Inc.	Seed mysteries : activity guide / author, Mary Jo Lechner.	TX0004410972	2/18/1997
Delta Education, Inc.	Seed mysteries : activity journal / author, Mary Jo Lechner.	TX0004410974	2/18/1997
Delta Education, LLC	Simple machines.	TX0005699027	5/8/2003
Delta Education	Simple machines : teacher's guide / by Elizabeth Fox.	TX0002384481	7/8/1988
Delta Education	Sink or float? : teacher's guide.	TX0006403250	6/28/2006
Delta Education	Sink or float : teacher's guide.	TX0002384482	7/8/1988
Delta Education, LLC	Soil science.	TX0005914417	2/10/2004
Delta Education, LLC	Solar system / [Sarah A. Maineri], senior project editor.	TX0005748058	5/8/2003
Delta Education, LLC	Solar system : teacher's guide / Sarah A. Maineri, senior project editor.	TX0005747208	5/9/2003
Delta Education, LLC	Sound.	TX0005913094	2/10/2004
Delta Education, LLC	Sound : teacher's guide.	TX0005914413	2/10/2004
Delta Education	Sound : teacher's guide.	TX0002384456	7/8/1988
Delta Education, LLC	Stages of matter : teacher's guide.	TX0005792812	8/12/2003
Delta Education, LLC	States of matter / [Sarah A. Maineri], senior project editor.	TX0005748054	5/8/2003
Delta Education	States of matter : teacher's guide / by Michael Worosz.	TX0002384464	7/8/1988
Delta Education, LLC	Sunshine and shadows.	TX0005913093	2/10/2004
Delta Education	Sunshine and shadows : teacher's guide.	TX0002384477	7/8/1988
Delta Education, LLC	Using your senses / [Sarah A. Maineri], senior project editor.	TX0005748059	5/8/2003
Delta Education, LLc	Using your senses : teacher's guide / Sarah A. Maineri, senior project editor.	TX0005747205	5/9/2003

Claimant	Title	Reg. Number	Reg. Date
Delta Education, LLC	Water cycle.	TX0005914418	2/10/2004
Delta Education, LLC	Weather forecasting.	TX0005699029	5/8/2003
Delta Education	Weather forecasting : teacher's guide / by Deighton K. Emmons, Jr.	TX0002384475	7/8/1988
Delta Education, LLC	Weather forecasting : teacher's guide / Sarah A. Maineri, senior project editor.	TX0005747209	5/9/2003
Delta Education, LLC	Weather instruments / [Sarah A. Maineri], senior project editor.	TX0005748055	5/8/2003
Delta Education	Weather instruments : teacher's guide / by Lester G. Paldy.	TX0002384478	7/8/1988
Delta Education, LLC	Weather watching / [Sarah A. Maineri], senior project editor.	TX0005748053	5/8/2003
Delta Education	Weather watching : teacher's guide / by Lester G. Paldy.	TX0002384474	7/8/1988
Delta Education, Inc.	Weather wise : activity guide / author, Ceanne Tzimopoulos.	TX0004410969	2/18/1997
Delta Education, Inc.	Weather wise : activity journal / author, Ceanne Tzimopoulos.	TX0004410970	2/18/1997
Delta Education, Inc.	Work : plane & simple : activity guide / author, Sally Gullatt Seehafer.	TX0004410971	2/18/1997
Delta Education, Inc.	Work--plane and simple : activity guide / by Delta Education ; author, Sally Gullatt Seehafer.	TX0004406418	11/1/1996
Delta Education, LLC	You and your body / [Sarah A. Maineri], senior project editor.	TX0005748052	5/8/2003
Delta Education, LLC	You and your body : teacher's guide.	TX0005815686	8/12/2003
Delta Education	You and your body : teacher's guide / by David R. Stronck.	TX0002384466	7/8/1988
Delta Education, Inc.	Amazing air : DSM II teacher's guide / National Learning Center.	TX0004441524	1/9/1997
Delta Education, Inc.	Animal behavior : teacher's guide.	TX0004440867	1/9/1997

Claimant	Title	Reg. Number	Reg. Date
Delta Education, Inc.	Aquatic life mini-kit : equipment and guide to assist children in the exploration of an aquatic environment.	TX0003739371	12/6/1993
Delta Education, Inc.	Beginnings : teacher's guide : level K / Herbert D. Thier, Robert C. Knott.	TX0003363130	6/3/1992
Delta Education, Inc.	Behavior of mealworms : Delta project cards / William R. Brown, Edwin P. White.	TX0000957855	8/11/1982
Delta Education, Inc.	Body basics : activity guide.	TX0004406456	11/1/1996
Delta Education, Inc.	Body basics : activity journal.	TX0004406458	11/1/1996
Delta Education, Inc.	Brine shrimp : Delta project cards / William R. Brown, Edwin P. White.	TX0000957849	8/11/1982
Delta Education, Inc.	Bubble science activity guide.	TX0004406454	11/1/1996
Delta Education, Inc.	Bubble science activity journal.	TX0004406453	11/1/1996
Delta Education, Inc.	Butterflies and moths : DSM II teacher's guide.	TX0004440180	1/9/1997
Delta Education, Inc.	Chemical interactions : teacher's guide.	TX0003842875	2/27/1995
Delta Education, Inc.	Classroom plants : teacher's guide / editing Jill Farinelli ; ill./art production Nancy Schoefl.	TX0004442733	1/9/1997
Delta Education, Inc.	Clay boats : Delta project cards / William R. Brown, Edwin P. White.	TX0000957850	8/11/1982
Delta Education, Inc.	Clear view of personal checking : simulations, activities, masters, visuals / author, Vicky L. Kouba.	TX0004406666	2/19/1997
Delta Education, Inc.	Color and light : teacher's guide.	TX0004043757	2/27/1995
Delta Education, Inc.	Communities.	TX0003593416	6/21/1993
Delta Education, Inc.	Communities : teacher's guide, level 5 / Robert C. Knott, Herbert D. Thier.	TX0003690485	9/30/1993
Delta Education, Inc.	Crystal creations : activity journal.	TX0004406455	11/1/1996

Claimant	Title	Reg. Number	Reg. Date
Delta Education, Inc.	Delta Education, Inc., presents A feast of fractions / a menu of activities prepared by Sally Palow, Kathleen Knoblock, Myra Kennedy ... [et al.] ; cover ill. Rose Lowry.	TX0004406537	11/1/1996
Delta Education, Inc.	Delta game factory / Vicky L. Kouba.	TX0004406544	2/19/1997
Delta Education, Inc.	Delta project cards--Colored solutions / William R. Brown, Edwin P. White.	TX0000842525	10/26/1981
Delta Education, Inc.	Delta Volume Shake : teacher's guide.	TX0004409053	11/1/1996
Delta Education, Inc.	Dinosaur classification : teacher's guide.	TX0004440862	1/9/1997
Delta Education, Inc.	DNA--from genes to proteins : teacher's guide / author, Betty B. Hoskins.	TX0003845929	6/24/1994
Delta Education, Inc.	Earth, moon, and sun : teacher's guide / author[s], John G. Radzilowicz, 1952-, and Jan M. Derby ; ill. Nancy Schoefl.	TX0004442655	1/9/1997
Delta Education, Inc.	Earth movements : DSM II teacher's guide.	TX0004441527	1/9/1997
Delta Education, Inc.	Earth processes : teacher's guide.	TX0004440864	1/9/1997
Delta Education, Inc.	Earthworms : Delta project cards / William R. Brown, Edwin P. White.	TX0000957851	8/11/1982
Delta Education, Inc.	Ecosystems.	TX0003593418	6/21/1993
Delta Education, Inc.	Ecosystems : SCIS 3, teacher's guide, level 6 / Robert C. Knott, Herbert D. Thier.	TX0003690482	9/30/1993
Delta Education, Inc.	Electrical circuits : teacher's guide / editing Editorial Services Plus ; ill./art production Nancy Schoefl.	TX0004440927	1/9/1997
Delta Education, Inc.	Electrical connections : activity guide.	TX0004406463	11/1/1996
Delta Education, Inc.	Electrical connections : teacher's guide / author, Bob Roth.	TX0003830396	3/31/1994
Delta Education, Inc.	Electromagnetism activity journal.	TX0004409099	11/1/1996
Delta Education, Inc.	Electromagnetism : teacher's guide.	TX0004043755	2/27/1995

Claimant	Title	Reg. Number	Reg. Date
Delta Education, Inc.	Energy sources.	TX0003602059	6/21/1993
Delta Education, Inc.	Environments.	TX0003593419	6/21/1993
Delta Education, Inc.	Environments : teacher's guide, level 4 / Robert C. Knott, Herbert D. Thier.	TX0003690484	9/30/1993
Delta Education, Inc.	Erosion : teacher's guide.	TX0004043756	2/27/1995
Delta Education, Inc.	Exploring geometry : intermediate.	TX0003423266	11/16/1992
Delta Education, Inc.	Exploring geometry : primary.	TX0003423267	11/16/1992
Delta Education, Inc.	Exploring number relationships : intermediate.	TX0003423265	11/16/1992
Delta Education, Inc.	Exploring probability / Fredda J. Friederwitzer, Barbara Berman, Beth Forrester.	TX0003423216	11/16/1992
Delta Education, Inc.	Exploring probability : primary / Vicky L. Kouba.	TX0003423215	11/16/1992
Delta Education, Inc.	Fast food for thought : Delta base 10 fries : teacher's guide / Carole Reesink.	TX0003627597	6/25/1993
Delta Education, Inc.	Fast Food for Thought : Delta Demimal Dog : teacher's guide.	TX0003485171	2/16/1993
Delta Education, Inc.	Fast food for thought : Delta fraction burger : teacher's guide / Carole Reesink and Linda Frost.	TX0003627596	6/25/1993
Delta Education, Inc.	Finding the moon : teacher's guide.	TX0004440865	1/9/1997
Delta Education, Inc.	Food chains and webs : DSM II teacher's guide.	TX0004441526	1/9/1997
Delta Education, Inc.	Fossil formations : activity guide.	TX0004406459	11/1/1996
Delta Education, Inc.	Fossil formations : activity journal.	TX0004406457	11/1/1996
Delta Education, Inc.	From seed to plant : teacher's guide / editing Diana J. Reno ; ill./art production Nancy Schoefl.	TX0004446637	1/9/1997
Delta Education, Inc.	Fungi--small wonders : teacher's guide.	TX0003830394	3/31/1994
Delta Education, Inc.	Gases and "airs" : Delta project cards / William R. Brown, Edwin P. White.	TX0000957853	8/11/1982

Claimant	Title	Reg. Number	Reg. Date
Delta Education, Inc.	I Can't Believe It's Math! : discovering classroom math in after-school activities / Mary Ann Schroeder, Marcay Burma-Washington	TX0003567974	5/28/1993
Delta Education, Inc.	If shipwrecks could talk : teacher's guide.	TX0004440866	1/9/1997
Delta Education, Inc.	Insect life : teacher's guide.	TX0003933407	2/27/1994
Delta Education, Inc.	Interaction and systems.	TX0003606743	6/21/1993
Delta Education, Inc.	Interaction and systems : teacher's guide : level 2 / Herbert D. Thier, Robert C. Knott.	TX0003363133	6/3/1992
Delta Education, Inc.	Investigating water : teacher's guide / editing Elizabeth Foy ; ill./art production Nancy Schoefl.	TX0004440919	1/9/1997
Delta Education, Inc.	Length and capacity : teacher's guide.	TX0004442792	1/9/1997
Delta Education, Inc.	Lenses and mirrors : teacher's guide / author, the National Learning Center ; ill./art production Nancy Schoefl.	TX0004442654	1/9/1997
Delta Education, Inc.	Life cycles.	TX0003606744	6/21/1993
Delta Education, Inc.	Life cycles : teacher's guide : level 2 / Herbert D. Thier, Robert C. Knott.	TX0003363132	6/3/1992
Delta Education, Inc.	Looking at liquids : teacher's guide / editing Editorial Services Plus ; ill./art production Nancy P. Schoefl.	TX0004440926	1/9/1997
Delta Education, Inc.	Magnet magic activity guide.	TX0004409100	11/1/1996
Delta Education, Inc.	Magnets : teacher's guide / author, Joreen Hendry.	TX0003830397	3/31/1994
Delta Education, Inc.	Material objects.	TX0003606739	6/21/1993
Delta Education, Inc.	Material objects : teacher's guide : level 1 / Herbert D. Thier, Robert C. Knott.	TX0003363134	6/3/1992
Delta Education, Inc.	Measuring : teacher's guide / editing Elizabeth Foy ; ill./art production Nancy Schoefl.	TX0004440922	1/9/1997

Claimant	Title	Reg. Number	Reg. Date
Delta Education, Inc.	Newtons toy box : teacher's guide / author, Carolyn Sumners.	TX0003830398	3/31/1994
Delta Education, Inc.	Observing an aquarium : DSM II teacher's guide.	TX0004440179	1/9/1997
Delta Education, Inc.	Organisms.	TX0003606742	6/21/1993
Delta Education, Inc.	Organisms : teacher's guide : level 1 / Herbert D. Thier, Robert C. Knott.	TX0003363131	6/3/1992
Delta Education, Inc.	Plant and animal life cycles : teacher's guide / editing Kathy Z. Allen and Kathy Talmadge ; ill./art production Nancy P. Schoefl.	TX0004440925	1/9/1997
Delta Education, Inc.	Plant and animal populations : teacher's guide / editing Diana J. Reno ; ill./art production Nancy Schoefl.	TX0004440924	1/9/1997
Delta Education, Inc.	Pollution : teacher's guide.	TX0003845509	6/24/1994
Delta Education, Inc.	Pond life : teacher's guide.	TX0003933406	2/27/1994
Delta Education, Inc.	Populations.	TX0003606741	6/21/1993
Delta Education, Inc.	Populations : teacher's guide : level 3 / Herbert D. Thier, Robert C. Knott.	TX0003363136	6/3/1992
Delta Education, Inc.	Powders and crystals : teacher's guide / editing Diana J. Reno ; ill./art production Nancy P. Schoefl.	TX0004440921	1/9/1997
Delta Education, Inc.	Properties : teacher's guide.	TX0004442793	1/9/1997
Delta Education, Inc.	Relative position and motion : SCIS 3, teacher's guide, level 4 / Herbert D. Thier, Robert C. Knott.	TX0003690483	9/30/1993
Delta Education, Inc.	Rock origins : activity journal.	TX0004411206	11/1/1996
Delta Education, Inc.

Rocks and minerals : teacher's guide : a Delta science module / editing Editorial Services Plus, copyediting Jill Farinelli ; design/production Ann V. Richardson ; ill./art production Nancy P. Schoefl ; cover design Nancy P. Schoefl.

		TX0003784217	3/31/1994

Claimant	Title	Reg. Number	Reg. Date
Delta Education, Inc.	Science in a Nutshell : flight! gliders to jets, activity journal.	TX0004414313	11/1/1996
Delta Education, Inc.	Scientific theories.	TX0003593417	6/21/1993
Delta Education, Inc.	Scientific theories.	TX0003602057	6/21/1993
Delta Education, Inc.	SCIS 3 energy sources.	TX0003577675	6/21/1993
Delta Education, Inc.	SCIS 3 relative position and motion.	TX0003577674	6/21/1993
Delta Education, Inc.	Simple machines : teacher's guide / editing Editorial Services Plus ; ill./art production Nancy P. Schoefl.	TX0004015686	2/27/1995
Delta Education, Inc.	Sink or float : Delta project cards / William R. Brown, Edwin P. White.	TX0000957852	8/11/1982
Delta Education, Inc.	Sink or float? : teacher's guide.	TX0004446585	1/9/1997
Delta Education, Inc.

Small things and microscopes : teacher's guide / author, Eileen Terrill ; contributors, Jeanne Dietsch, William Kennedy and Bradford Taylor ; ill. Phyllis Pittet and Susan Dunholter ; photography Paul McGuirk.

		TX0003864322	6/24/1994
Delta Education, Inc.	Soil science : DSM II teacher's guide.	TX0004441525	1/9/1997
Delta Education, Inc.	Solar energy : teacher's guide.	TX0003845510	6/24/1994
Delta Education, Inc.	Solar system : teacher's guide / editing Editorial Services Plus and D. Louis Finsand ; ill./art production Nancy Schoefl.	TX0004446638	1/9/1997
Delta Education, Inc.	Sound : teacher's guide / editing Katy Z. Allen ; ill./art production Nancy Schoefl.	TX0004440920	1/9/1997
Delta Education, Inc.	Sound vibrations : activity guide.	TX0004406460	11/1/1996
Delta Education, Inc.	Sound vibrations : activity guide.	TX0004406461	11/1/1996
Delta Education, Inc.	Sound vibrations : activity guide.	TX0004406462	11/1/1996
Delta Education, Inc.	States of matter : teacher's guide / editing Katy Z. Allen ; ill./art production Nancy Schoefl.	TX0004446636	1/9/1997

Claimant	Title	Reg. Number	Reg. Date
Delta Education, Inc.	Strings & musical instruments : Delta project cards / William R. Brown, Edwin P. White.	TX0000957856	8/11/1982
Delta Education, Inc.	Subsystems and variables.	TX0003606740	6/21/1993
Delta Education, Inc.	Subsystems and variables : teacher's guide : level 3 / Herbert D. Thier, Robert C. Knott.	TX0003363135	6/3/1992
Delta Education, Inc.	Sunshine and shadows : teacher's guide / editing Katy Z. Allen ; ill./art production Nancy Schoefl.	TX0004446642	1/9/1997
Delta Education, Inc.	Water cycle : teacher's guide / editing Kathy Z. Allen ; ill./art production Nancy Schoefl.	TX0004446639	1/9/1997
Delta Education, Inc.	Weather forecasting : teacher's guide / editing Editorial Services Plus ; ill./art production Nancy Schoefl.	TX0004446640	1/9/1997
Delta Education, Inc.	Weather instruments : teacher's guide.	TX0004440861	1/9/1997
Delta Education, Inc.	Weather watching : teacher's guide / editing Jill Farinelli ; ill./art production Nancy Schoefl.	TX0004446641	1/9/1997
Delta Education, Inc.	Whistles : Delta project cards / William R. Brown, Edwin P. White.	TX0000957854	8/11/1982
Delta Education, Inc.	You and your body : teacher's guide.	TX0003830395	3/31/1994
Delta Education, LLC	About me.	TX0006236193	9/30/2005
Delta Education, LLC	Addition & subtraction student activity guide : no. 550-3530.	TX0005751741	5/8/2003
Delta Education, LLC	Addition & subtraction : teacher's guide.	TX0005752801	5/8/2003
Delta Education, LLC	Algebra : grades 3-4, student activity guide.	TX0005698998	5/8/2003
Delta Education, LLC	Algebra : grades 5-6, student activity guide.	TX0005698994	5/8/2003
Delta Education, LLC	Algebra teacher's guide : grades 3-4.	TX0005751730	5/8/2003
Delta Education, LLC	Algebra teacher's guide : grades 5-6.	TX0005751729	5/8/2003

Claimant	Title	Reg. Number	Reg. Date
Delta Education, LLC	Animal observatory : activity guide.	TX0005827574	8/12/2003
Delta Education, LLC	Animal observatory : activity journal.	TX0005827531	8/23/2003
Delta Education, LLC	Animals.	TX0006203855	7/28/2005
Delta Education, LLC	Area and volume formulas teacher's guide.	TX0005854001	11/21/2003
Delta Education, LLC	Base Ten Fries : math activities for Base Ten Fries.	TX0005866681	11/21/2003
Delta Education, LLC	Body basics : activity journal.	TX0005827635	8/13/2003
Delta Education, LLC	Breaking earth's hold : activity guide.	TX0005827561	8/12/2003
Delta Education, LLC	Breaking earth's hold : activity journal.	TX0005827540	8/12/2003
Delta Education, LLC	Bubble science : activity guide.	TX0005827624	8/12/2003
Delta Education, LLC	Bubble science : activity journal.	TX0005827633	8/12/2003
Delta Education, LLC	Butterflies and moths : teacher's guide.	TX0005914936	2/10/2004
Delta Education, LLC	Charge it! static electricity : activity guide.	TX0005827625	8/12/2003
Delta Education, LLC	Charge it! static electricity : activity journal.	TX0005827636	8/12/2003
Delta Education, LLC	Clear View--graphing : grades 5-8, teacher's guide : overhead transparencies, activity masters.	TX0005876336	11/21/2003
Delta Education, LLC	Clear view of decimals : activities, masters, visuals, applications.	TX0005876337	11/21/2003
Delta Education, LLC	Clear view of fractions : activities, masters, visuals, applications.	TX0005866615	11/21/2003
Delta Education, LLC	Clear view of percent : activities, masters, visuals, applications.	TX0005876334	11/21/2003
Delta Education, LLC	Clear view of personal checking : simulations, activities, masters, visuals.	TX0005876338	11/21/2003
Delta Education, LLC	Clear view of tessellations : activities, masters, visuals.	TX0005866614	11/21/2003
Delta Education, LLC	Clear view ratio & proportion.	TX0005876330	11/21/2003

Claimant	Title	Reg. Number	Reg. Date
Delta Education, LLC	Clever levers : activity guide.	TX0005827580	8/12/2003
Delta Education, LLC	Clever levers : activity journal.	TX0005827583	8/12/2003
Delta Education, LLC	Color and light : teacher's guide.	TX0005920199	2/10/2004
Delta Education, LLC	Crystal creations : activity guide.	TX0005827618	8/12/2003
Delta Education, LLC	Crystal creations : activity journal.	TX0005827616	8/12/2003
Delta Education, LLC	Data analysis and probability student activity guide / written by Eve Laubner Thibodeau ; editor, Kathryn S. Daniel ; graphic artist, Janis Rattet ; illustrator, Laurel Aiello.	TX0005748234	5/8/2003
Delta Education, LLC	Data analysis and probablilty teacher's guide : no. 450-3563.	TX0005751739	5/8/2003
Delta Education, LLC	Decimal Dog : math activities for the Decimal Dog.	TX0005866680	11/21/2003
Delta Education, LLC	Delta science module / by Ana Costa.	TX0005808261	8/12/2003
Delta Education, LLC	Delta science module : from seed to plant.	TX0005808265	8/12/2003
Delta Education, LLC	Delta science module : plant and animla life cycles	TX0005808263	8/12/2003
Delta Education, LLC	Delta science module : properties.	TX0005808262	8/12/2003
Delta Education, LLC	Delta science module : simple machines.	TX0005808264	8/12/2003
Delta Education, LLC	Delta science module, third edition : matter and change.	TX0006236223	9/30/2005
Delta Education, LLC	Destination, moon : activity guide.	TX0005827581	8/12/2003
Delta Education, LLC	Destination moon : activity journal.	TX0005827524	8/12/2003
Delta Education, LLC	Detective lab : activity guide.	TX0005827634	8/12/2003
Delta Education, LLC	Detective lab : activity journal.	TX0005827638	8/12/2003
Delta Education, LLC	Dinosaurs and fossils : teacher's guide.	TX0005920198	2/10/2004
Delta Education LLC	Discovery guide dinosaurs : pre-K.	TX0005752836	5/8/2003

Claimant	Title	Reg. Number	Reg. Date
Delta Education LLC	Discovery guide : health and nutrition : pre-K.	TX0005752843	5/8/2003
Delta Education LLC	Discovery guide : insects and spiders : pre-K.	TX0005752839	5/8/2003
Delta Education LLC	Discovery guide : oceans : pre-K.	TX0005752838	5/8/2003
Delta Education LLC	Discovery guide : trees : pre-K.	TX0005752837	5/8/2003
Delta Education LLC	Discovery guide : weather : pre-K.	TX0005752842	5/8/2003
Delta Education, LLC	Earth.	TX0006226019	7/28/2005
Delta Education, LLC	Earth & sun : activity guide.	TX0005827549	8/12/2003
Delta Education, LLC	Earth & sun : activity journal.	TX0005827550	8/12/2003
Delta Education, LLC	Earth movements : teacher's guide.	TX0005914938	2/10/2004
Delta Education, LLC	Earth processes.	TX0006203858	7/28/2005
Delta Education, LLC	Electrical connections : activity guide.	TX0005827564	8/12/2003
Delta Education, LLC	Electrical connections : activity journal.	TX0005827631	8/12/2003
Delta Education, LLC	Electromagnetism : activity guide.	TX0005827575	8/12/2003
Delta Education, LLC	Electromagnetism : activity journal.	TX0005827614	8/12/2003
Delta Education, LLC	Energy & motion : activity guide.	TX0005827563	8/12/2003
Delta Education, LLC	Energy & motion : activity journal.	TX0005827629	8/12/2003
Delta Education, LLC	Feast of fractions : math activities for the Fraction Burger.	TX0005866682	11/21/2003
Delta Education, LLC	Flight and rocketry : teacher's guide.	TX0005914937	2/10/2004
Delta Education, LLC	Flight! gliders to jets : activity guide.	TX0005827578	8/12/2003
Delta Education, LLC	Flight! gliders to jets : activity journal.	TX0005827615	8/12/2003
Delta Education, LLC	Flowering plants : activity guide.	TX0005827528	8/12/2003
Delta Education, LLC	Flowering plants : activity journal.	TX0005827559	8/12/2003
Delta Education, LLC	Force and motion.	TX0005698992	5/8/2003
Delta Education, LLC	Fossil formations : activity guide.	TX0005827639	8/12/2003

Claimant	Title	Reg. Number	Reg. Date
Delta Education, LLC	Fossil formations : activity journal.	TX0005827619	8/12/2003
Delta Education, LLC	Fraction Burger : math activities for the Fraction Burger.	TX0005866683	11/21/2003
Delta Education, LLC	Fraction concepts : student activity guide.	TX0005698997	5/8/2003
Delta Education, LLC	Fraction concepts teacher's guide : no. 450-3366.	TX0005751738	5/8/2003
Delta Education, LLC	Fractions and decimals student activity guide : no. 550-3541.	TX0005751743	5/8/2003
Delta Education, LLC	Fractions and decimals teacher's guide : no. 450-3399.	TX0005751745	5/8/2003
Delta Education, LLC	From seed to plant.	TX0005752831	5/8/2003
Delta Education, LLC	Gases : activity journal.	TX0005827530	8/12/2003
Delta Education, LLC	Gasses : activity guide.	TX0005827573	8/23/2003
Delta Education, LLC	Gears at work : activity guide.	TX0005827626	8/12/2003
Delta Education, LLC	Gears at work : activity journal.	TX0005827623	8/12/2003
Delta Education, LLC	Geometry student activity guide : grades 3-4.	TX0005751725	5/8/2003
Delta Education, LLC	Geometry teacher's guide : grades 3-4.	TX0005751726	5/8/2003
Delta Education, LLC	Geometry teacher's guide : grades 5-6.	TX0005751734	5/8/2003
Delta Education, LLC	Graphing : grades 1-3, teacher's guide.	TX0005876335	11/21/2003
Delta Education, LLC	Hexagonoes addition and subtraction : level 2, teacher guide.	TX0005867049	11/21/2003
Delta Education, LLC	Hexagonoes base ten : teacher guide.	TX0005867050	11/21/2003
Delta Education, LLC	Hexagonoes fractions with Delta's Fraction Burger : teacher guide.	TX0005867054	11/21/2003
Delta Education, LLC	Hexagonoes money : teacher guide.	TX0005867052	11/21/2003
Delta Education, LLC	Hexagonoes multiplication : level 1, teacher guide.	TX0005867055	11/21/2003

Claimant	Title	Reg. Number	Reg. Date
Delta Education, LLC	Hexagonoes order of operations : teacher guide.	TX0005867053	11/21/2003
Delta Education, LLC	Hexagonoes patterns : teacher guide.	TX0005867057	11/21/2003
Delta Education, LLC	Hexagonoes percents : level 1, teacher guide.	TX0005867048	11/21/2003
Delta Education, LLC	Hexagonoes ratio & proportion : level 2, teacher guide.	TX0005867056	11/21/2003
Delta Education, LLC	Hexagonoes scientific notation : teacher guide.	TX0005867051	11/21/2003
Delta Education, LLC	How do we learn?	TX0006203857	7/28/2005
Delta Education, LLC	Human machine : activity guide.	TX0005827572	8/12/2003
Delta Education, LLC	Human machine : activity journal.	TX0005827558	8/12/2003
Delta Education, LLC	Interaction and systems : Delta Education SCIS 3+ : level 2 : teacher's guide / Herbert D. Thier, Robert C. Knott.	TX0005832399	11/21/2003
Delta Education, LLC	Investigating water : teacher's guide.	TX0005914935	2/10/2004
Delta Education, LLC	Is it alive? : activity guide	TX0005827525	8/12/2003
Delta Education, LLC	Is it alive? : activity journal.	TX0005827582	8/12/2003
Delta Education, LLC	Liquids : activity guide.	TX0005827584	8/12/2003
Delta Education, LLC	Liquids : activity journal.	TX0005827548	8/12/2003
Delta Education, LLC	Magnet magic : activity guide.	TX0005827576	8/12/2003
Delta Education, LLC	Magnet magic : activity journal.	TX0005827622	8/13/2003
Delta Education, LLC	Magnets : teacher's guide.	TX0005914934	2/10/2004
Delta Education, LLC	Material objects : Delta Education SCIS 3+.	TX0005867363	11/21/2003
Delta Education, LLC	Math tune-ups : addition and subtraction : teacher's guide : games specially created to practice and review basic facts and skills.	TX0005748060	5/8/2003

Claimant	Title	Reg. Number	Reg. Date
Delta Education, LLC	Math tune-ups : fractions : teacher's guide : games specially created to practice and review basic facts and skills.	TX0005748061	5/8/2008
Delta Education, LLC	Math Tune-Ups : multiplication and division : teacher's guide.	TX0005752847	5/8/2003
Delta Education, LLC	Measurement student activity guide / Eve Laubner Thibodeau, Lisa Lachance, John Prescott, and Mathew Bacon ; ill. by Coni Porter, Nancy Schoefl and Cheryl Wolf..	TX0005748238	5/8/2003
Delta Education, LLC	Measurement student activity guide / written and edited by Eve Laubner ; graphic artist, J. M. Rattet ; illustrator, Nancy Schoefl.	TX0005748235	5/8/2003
Delta Education, LLC	Measurement teacher's guide : grades 1-3 : transparency teaching system.	TX0005853992	11/21/2003
Delta Education, LLC	Measurment teacher's guide : grades 2-3.	TX0005751727	5/8/2003
Delta Education, LLC	Measurment teacher's guide : grades 4-5.	TX0005751728	5/8/2003
Delta Education, LLC	Metric tools : student activity guide.	TX0005698993	5/8/2003
Delta Education, LLC	Metric tools teacher's guide : no. 450-3552.	TX0005751736	5/8/2003
Delta Education, LLC	Microworlds : activity guide.	TX0005827586	8/12/2003
Delta Education, LLC	Microworlds : activity journal.	TX0005827539	8/12/2003
Delta Education, LLC	Money : student activity guide.	TX0005698996	5/8/2003
Delta Education, LLC	Money teacher's guide : no. 450-3377.	TX0005751744	5/8/2003
Delta Education, LLC	Multiplication and division student activity guide : no. 550-3728.	TX0005751742	5/8/2003
Delta Education, LLC	Multiplication and division teacher's guide : no. 450-3530.	TX0005751735	5/8/2003
Delta Education, LLC	Newton's toy box.	TX0006203859	7/28/2005

Claimant	Title	Reg. Number	Reg. Date
Delta Education, LLC	Oceans alive! : activity guide.	TX0005827543	8/12/2003
Delta Education, LLC	Oceans alive! : activity journal.	TX0005827571	8/12/2003
Delta Education, LLC	Oceans in motion : activity guide.	TX0005827551	8/12/2003
Delta Education, LLC	Oceans in motion : activity journal.	TX0005827569	8/12/2003
Delta Education, LLC	One & only you : activity guide.	TX0005827557	8/12/2003
Delta Education, LLC	One & only you : activity journal.	TX0005827538	8/12/2003
Delta Education, LLC	Organisms : Delta Education SCIS 3+.	TX0005867362	11/21/2003
Delta Education, LLC	Our changing earth : activity guide.	TX0005827533	8/12/2003
Delta Education, LLC	Our changing earth : activity journal.	TX0005827545	8/12/2003
Delta Education, LLC	Peek inside you : activity guide.	TX0005827587	8/12/2003
Delta Education, LLC	Peek inside you : activity journal.	TX0005827532	8/12/2003
Delta Education, LLC	Physical and chemical changes : activity guide.	TX0005827585	8/12/2003
Delta Education, LLC	Physical and chemical changes : activity journal.	TX0005827526	8/12/2003
Delta Education, LLC	Planets & stars : activity guide.	TX0005827522	8/12/2003
Delta Education, LLC	Planets & stars : activity journal.	TX0005827570	8/12/2003
Delta Education, LLC	Plants.	TX0006203856	7/28/2005
Delta Education, LLC	Pollution : teacher's guide.	TX0005805185	2/10/2004
Delta Education, LLC	Ponds & streams : activity guide.	TX0005827529	8/12/2003
Delta Education, LLC	Ponds & streams : activity journal.	TX0005827560	8/12/2003
Delta Education, LLC	Populations : level 3 : Delta Education SCIS 3+ teacher's guide / Robert C. Knott, Herbert D. Thier.	TX0005876332	11/21/2003
Delta Education, LLC	Pre-algebra teacher's guide : grades 5 to 8 : transparency teaching system.	TX0005853991	11/21/2003
Delta Education, LLC	Probability : student activity guide.	TX0005752846	5/8/2003

Claimant	Title	Reg. Number	Reg. Date
Delta Education, LLC	Probability teacher's guide : no. 450-3421.	TX0005751733	5/8/2003
Delta Education, LLC	Problem solving student activity guide, grade 3-4 / written by Patti Vyzralek ; ill. by Nancy Schoefl.	TX0005748233	5/8/2003
Delta Education, LLC	Problem solving teacher's guide : grades 3-4.	TX0005751732	5/8/2003
Delta Education, LLC	Problem solving teacher's guide : grades 5-6.	TX0005751731	5/8/2003
Delta Education, LLC	Properties.	TX0005752832	5/8/2003
Delta Education, LLC	Pulley power : activity guide.	TX0005827562	8/12/2003
Delta Education, LLC	Pulley power : activity journal.	TX0005827547	8/12/2003
Delta Education, LLC	Ratio, proportion, and percent student activity guide / editor, Eve Laubner Thibodeau ; writer, Robert W. Smith ; graphic artist, J. M. Rattet ; illustrator, Nancy Schoefl.	TX0005748237	5/8/2003
Delta Education, LLC	Ratio, proportion, and percent student activity guide / editor, Eve Laubner Thibodeau ; writer, Robert W. Smith ; graphic artist, J. M. Rattet ; illustrator, Nancy Schoefl.	TX0005748236	5/8/2003
Delta Education, LLC	Ratio, proportion, and percent teacher's guide : no. 450-3541.	TX0005751740	5/8/2003
Delta Education, LLC	Reasoning with patterns teacher's guide : grades 1-3.	TX0005876333	11/21/2003
Delta Education, LLC	Rock origins : activity guide.	TX0005827577	8/12/2003
Delta Education, LLC	Rock origins : activity journal.	TX0005827568	8/12/2003
Delta Education, LLC	Rocks and minerals.	TX0005913101	2/10/2004
Delta Education, LLC	Rocks and minerals : teacher's guide.	TX0005920197	2/10/2004
Delta Education, LLC	Science in a nutshell : weather wise activity guide.	TX0005806904	8/12/2003

Claimant	Title	Reg. Number	Reg. Date
Delta Education, LLC	Scientific theories : Delta Education SCIS 3+ : level 6 : teacher's guide / Herbert D. Thier, Robert C. Knott.	TX0005832400	11/21/2003
Delta Education, LLC	SCIS 3+ communites : student journal.	TX0005876161	11/21/2003
Delta Education, LLC	SCIS 3+ ecosystems : student journal.	TX0005876166	11/21/2003
Delta Education, LLC	SCIS 3+ energy sources : student journal.	TX0005876165	11/21/2003
Delta Education, LLC	SCIS 3+ environments : student journal.	TX0005876168	11/21/2003
Delta Education, LLC	SCIS 3+ interaction and systems : student journal.	TX0005876160	11/21/2003
Delta Education, LLC	SCIS 3+ life cycles : student journal.	TX0005876162	11/21/2003
Delta Education, LLC	SCIS 3+ populations : student journal.	TX0005876163	11/21/2003
Delta Education, LLC	SCIS 3+ relative position and motion : student journal.	TX0005876164	11/21/2003
Delta Education, LLC	SCIS 3+ scientific theories : student journal.	TX0005876159	11/21/2003
Delta Education, LLC	SCIS 3+ subsystems and variables : student journal.	TX0005876167	11/21/2003
Delta Education, LLC	Seed mysteries : activity guide.	TX0005827627	8/12/2003
Delta Education, LLC	Seed mysteries : activity journal.	TX0005827617	8/12/2003
Delta Education, LLC	Sky.	TX0006236194	9/30/2005
Delta Education, LLC	Small wonders : activity guide.	TX0005827556	8/12/2003
Delta Education, LLC	Small wonders : activity journal.	TX0005827541	8/12/2003
Delta Education, LLC	Smell, taste, touch : activity guide.	TX0005827567	8/12/2003
Delta Education, LLC	Smell, taste, touch : activity journal.	TX0005827579	8/12/2003
Delta Education, LLC	Soil science : teacher's guide.	TX0005914933	2/10/2004
Delta Education, LLC	Soil studies : activity guide.	TX0005827523	8/12/2003
Delta Education, LLC	Soil studies : activity journal.	TX0005827542	8/12/2003
Delta Education, LLC	Solids : activity guide.	TX0005827527	8/12/2003

Claimant	Title	Reg. Number	Reg. Date
Delta Education, LLC	Solids : activity journal.	TX0005827534	8/12/2003
Delta Education, LLC	Sorting.	TX0006203793	7/28/2005
Delta Education, LLC	Sound vibrations : activity guide.	TX0005827632	8/12/2003
Delta Education, LLC	Sound vibrations : activity journal.	TX0005827621	8/12/2003
Delta Education LLC	Student activity guide.	TX0005752834	5/8/2003
Delta Education, LLC	Subsystems and variables : Delta Education SCIS 3+ : level 3 : teacher's guide / Herbert D. Thier, Robert C. Knott.	TX0005832401	11/21/2003
Delta Education, LLC	Sunshine and shadows : teacher's guide.	TX0005805188	2/10/2004
Delta Education, LLC	Time : student activity guide.	TX0005698995	5/8/2003
Delta Education, LLC	Time teacher's guide : no. 450-3355.	TX0005751737	5/8/2003
Delta Education, LLC	Vision & hearing : activity guide.	TX0005827566	8/12/2003
Delta Education, LLC	Vision & hearing : activity journal.	TX0005827637	8/12/2003
Delta Education, LLC	Water cycle : activity guide.	TX0005827535	8/12/2003
Delta Education, LLC	Water cycle : activity journal.	TX0005827536	8/12/2003
Delta Education, LLC	Water cycle : teacher's guide.	TX0005805186	2/10/2004
Delta Education, LLC	Water physics : activity guide.	TX0005827537	8/12/2003
Delta Education, LLC	Water physics : activity journal.	TX0005827620	8/12/2003
Delta Education, LLC	Weather.	TX0006203792	7/28/2005
Delta Education, LLC	Weather watching : teacher's guide.	TX0005810349	8/12/2003
Delta Education, LLC	Weather wise : activity journal.	TX0005827630	8/12/2003
Delta Education, LLC	Wheels at work : activity guide.	TX0005827546	8/12/2003
Delta Education, LLC	Wheels at work : activity journal.	TX0005827544	8/12/2003
Delta Education, LLC	Where is it? is it moving?	TX0006236195	9/30/2005
Delta Education, LLC	Work plane & simple : activity guide.	TX0005827565	8/12/2003
Delta Education, LLC	Work plane & simple : activity journal.	TX0005827628	8/12/2003
Delta Education	Electromagnetism reader	TX0006403153	6/26/2006
Delta Education	Plant and animal population reader	TX0006403154	6/26/2006
Delta Education	Erosion reader	TX0006403155	6/26/2006
Delta Education	Plants reader	TX0006403156	6/26/2006
Delta Education	Matter	TX0006403157	6/26/2006
Delta Education	Sink or float? Reader	TX0006403158	6/26/2006
Delta Education	Earth, moon, and sun reader	TX0006403159	6/26/2006
Delta Education	DNA : from genes to protein reader	TX0006403160	6/26/2006
Rand McNally & Company	Subsystems and variables : (level 3), teacher's guide	TX0000277639	7/10/1979
Rand McNally & Company	Ecosystems : (level 6), teacher's guide	TX0000277640	7/10/1979
Rand McNally & Company	Communities : level 5 : teacher’s guide	TX0000279334	7/10/1979
Rand McNally & Company	Organisms : level 1 : teacher's guide	TX0000279335	7/10/1979
Rand McNally & Company	Scientific theories : level 6 : teacher's guide	TX0000279336	7/10/1979
Rand McNally & Company	Life cycles : level 2 :teacher's guide	TX0000279337	7/10/1979
Rand McNally & Company	Energy sources : level 5 : teacher's guide	TX0000285176	7/10/1979
Rand McNally & Company	Populations : level 3 : teacher's guide	TX0000285177	7/10/1979
Rand McNally & Company	Interactions and systems : level 2 : teacher's guide	TX0000285178	7/10/1979
Rand McNally & Company	Environments : level 4 : teacher's guide	TX0000285179	7/10/1979
Rand McNally & Company	Material objects : level 1 : teacher's guide	TX0000285180	7/10/1979
Rand McNally & Company	Relative position and motion : level 4 : teacher's guide	TX0000285181	7/10/1979
Rand McNally & Company	Beginnings : kindergarten or preschool : teacher's guide	TX0000285182	7/10/1979

Claimant	Title	Reg. Number	Reg. Date
Rand McNally & Company	Energy sources	TX0000334304	9/17/1979
Rand McNally & Company	Scientific theories	TX0000334305	9/17/1979
Rand McNally & Company	Materials objects	TX0000334306	9/17/1979
Rand McNally & Company	Interaction and systems	TX0000334307	9/17/1979
Rand McNally & Company	Subsystems and variables	TX0000334308	9/17/1979
Rand McNally & Company	Relative position and motion	TX0000334309	9/17/1979
Rand McNally & Company	Ecosystems	TX0000334310	9/17/1979
Rand McNally & Company	Communities	TX0000334311	9/17/1979
Rand McNally & Company	Environments	TX0000334312	9/17/1979
Rand McNally & Company	Populations	TX0000334313	9/17/1979
Rand McNally & Company	Life cycles	TX0000334314	9/17/1979
Rand McNally & Company	Organisms	TX0000336509	9/17/1979

EDUCATORS PUBLISHING SERVICE

Claimant	Title	Reg Number	Reg Date
Educators Publishing Serivice [sic], Inc.	Challenge in phonic skills, Chips, a developmental phonics bingo game / Lenore Miller and Caroline Peck.	TX0000500978	6/2/1980
Educators Publishing Service	Activity book for Explode the code wall chart / Nancy M. Hall.	TX0005637555	10/24/2002
Educators Publishing Service	Alphabet series : vol. 3.	TX0006402188	6/30/2006
Educators Publishing Service	Alphabet song and dance.	TX0006358160	5/5/2006
Educators Publishing Service	Analogies 1 : 6 analogy and 6 vocabulary quizzes / Arthur Liebman.	TX0002771943	3/5/1990
Educators Publishing Service	Analogies : 2 / Arthur Liebman.	TX0002509439	2/14/1989

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service	Analogies 3 : problem-solving strategies, exercises for analysis, vocabulary study / Arthur Liebman.	TX0002250942	2/9/1988
Educators Publishing Service	Animals in disguise.	TX0006447433	6/12/2006
Educators Publishing Service	Ant's mitten.	TX0006358159	5/5/2006
Educators Publishing Service	Attack math : division 3.	TX0001867430	7/15/1986
Educators Publishing Service	Attack math : division 3 : arithmetic tasks to advance computational knowledge / Carol Greenes, George Immerzeel, Linda Schulman, Rika Spungin.	TX0002069178	2/11/1986
Educators Publishing Service	Attack math : multiplication book 2.	TX0001577746	5/21/1985
Educators Publishing Service	Attack math : subtraction book 2.	TX0001577743	5/21/1985
Educators Publishing Service	Beginning paragraph meaning / Joanne Carlisle.	TX0003989436	12/15/1994
Educators Publishing Service	Beginning reading with sight words / written by Betty Kracht Johnson ; illustrated by William M. Sheets 2nd	TX0005612967	9/9/2002
Educators Publishing Service	Beginning sentence meaning / Joanne Carlisle.	TX0003989435	12/15/1994
Educators Publishing Service	Beginning sentence meaning / Joanne Carlisle.	TX0002052658	4/27/1987
Educators Publishing Service	Beginning word meaning / Joanne Carlisle.	TX0002052659	4/27/1987
Educators Publishing Service	Big dreams / by Jackie Weisman ; illustrated by Wednesday Kirwan.	TX0006419315	8/16/2006
Educators Publishing Service	Bug and I.	TX0006420022	8/16/2006
Educators Publishing Service, Inc.	Capitalization and punctuation : rules and writing / Kim Anton, Maria Sweeney.	TX0005578774	6/26/2002
Educators Publishing Service, a division of School Specialty, Inc.	Chief and the Mouse et al.	TX0007038271	9/3/2009
Educators Publishing Service	Climb aboard! / by Theresa Trinder ; illustrated by Randy Chewning.	TX0006419313	8/16/2006

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service	Composition starters.	TX0001501245	1/30/1985
Educators Publishing Service	Cursive writing skills / Diana Hanbury King.	TX0002250989	2/9/1988
Educators Publishing Service	Cursive writing skills for left and right-handed students.	TX0006186011	3/14/2005
Educators Publishing Service	Duplicator masters for learning to use manuscript handwriting / Beth H. Slingerland, Marty S. Aho.	TX0001577649	5/21/1985
Educators Publishing Service, Inc.	Dyslexia over the lifespan : a fifty-five-year longitudinal study / Margaret B. Rawson.	TX0004050370	4/18/1995
Educators Publishing Service	Dyslexia training program / Patricia Bailey Beckham, Marietta Laing Biddle.	TX0002251474	2/9/1988
Educators Publishing Service,	Dyslexia training program : schedule IIIB / Patricia Bailey Beckham, Marietta Laing Biddle.	TX0002704371	12/11/1989
Educators Publishing Service	Early reading comprehension in varied subject matter : book D.	TX0001501246	1/30/1985
Educators Publishing Service	Egg.	TX0006402185	6/30/2006
Educators Publishing Service	Einstein's who, what, and where : bk. 3 / Carol Einstein.	TX0006083201	12/23/2004
Educators Publishing Service, Inc.	Elements of clear thinking : critical reading / by William F. McCart.	TX0004009354	1/26/1995
Educators Publishing Service, a division of School Specialty, Inc.	EPS Online Test Generator.	TX0007019706	8/31/2009
Educators Publishing Service	Explode the code 2 1/2.	TX0001867184	7/15/1986
Educators Publishing Service, Inc.	Explode the code : 3 / Nancy Hall, Rena Price ; [text ill. by Laura Price and Alan Price].	TX0002707533	10/30/1989
Educators Publishing Service, Inc.	Explode the code : 4 / Nancy Hall, Rena Price ; [text ill. by Laura Price and Alan Price].	TX0002707532	10/30/1989
Educators Publishing Service	Explode the code : [bk.] 3 / Nancy Hall, Rena Price.	TX0005696363	2/24/2003

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service	Explode the code book 6.	TX0001573686	5/21/1985
Educators Publishing Service	Explode the code : book 8.	TX0001501242	1/30/1985
Educators Publishing Service	Explode the code books 1 and 2 : teacher's guide and key / Nancy M. Hall.	TX0006085243	12/23/2004
Educators Publishing Service	Explode the code, books 5 and 6 : teacher's guide and key / Nancy M. Hall.	TX0006083198	12/23/2004
Educators Publishing Service	Explode the code books 7 and 8 : teacher's guide and key / Nancy M. Hall.	TX0006085244	12/23/2004
Educators Publishing Service	Explode the code for English language learners.	TX0006211703	4/1/2005
Educators Publishing Service	Explode the code : teacher's guide for bks. 3 & 4.	TX0006171190	3/4/2005
Educators Publishing Service	Explode the code : teacher's guide for books A, B, and C.	TX0006211705	4/1/2005
Educators Publishing Service	Explore the code : placement tests for books A-C and 1-8.	TX0006124499	3/4/2005
Educators Publishing Service	Fossil fun / by Elissa Gershowitz ; illustrated by James Noel Smith.	TX0006419312	8/16/2006
Educators Publishing Service	Game plan : building language skills with games : a sourcebook for teaching the sentence / by Joanna W. Kennedy.	TX0005915727	2/17/2004
Educators Publishing Service	Game plan : building language skills with games / by Joanna W. Kennedy.	TX0006018543	8/30/2004
Educators Publishing Service, Inc.	Game plan : building language skills with games / by Joanna W. Kennedy.	TX0005578778	5/17/2002
Educators Publishing Service	Gifts for Cecil.	TX0006332452	5/5/2006
Educators Publishing Service	Glen's clubhouse.	TX0006409227	6/30/2006
Educators Publishing Service	Grizzlies.	TX0006332458	5/5/2006
Educators Publishing Service	Gulmamadak the Great.	TX0006447431	6/30/2006
Educators Publishing Service	Hop for soup.	TX0006420021	8/16/2006
Educators Publishing Service	Hungry raccoons.	TX0006358158	5/5/2006

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service	Hurdles : MTA reader 4 / written and illustrated by Norma Jackson, Suzanne Brubaker, Joy Crouch.	TX0002725011	1/5/1990
Educators Publishing Service	Jump right into reading : a phonics-based reading and comprehension program / Jane Ervin ; ill. by Tatjana Mai-Wyss	TX0005989440	6/4/2004
Educators Publishing Service, Inc.	Just write : an elementary writing sourcebook : bk. 2 / Alexandra S. Bigelow, Elsie S. Wilmerding.	TX0005578779	5/17/2002
Educators Publishing Service	Just write : an elementary writing sourcebook : bk. 2, teacher's guide / Alexandra S. Bigelow, Elsie S. Wilmerding.	TX0005659317	12/23/2002
Educators Publishing Service	Just write : creativity and craft in writing : teacher's guide / Alexandra S. Bigelow, Elise S. Wilmerding.	TX0006083199	12/23/2004
Educators Publishing Service	Keyboarding skills.	TX0006211638	4/1/2005
Educators Publishing Service	Learning to listen : a program to improve classroom listening skills in a variety of situations / by William F. McCart.	TX0002680281	10/20/1989
Educators Publishing Service	Letters have fun.	TX0006402186	6/30/2006
Educators Publishing Service	Level 7, blackline master.	TX0006420241	8/16/2006
Educators Publishing Service	Level 7 workbook.	TX0006420242	8/16/2006
Educators Publishing Service, a division of School Specialty, Inc.	Literacy Leaders: 10-Minute Lessons for Phonological Awareness.	TX0007045512	9/8/2009
Educators Publishing Service	Loch Ness monster : fact or fiction?	TX0006332453	5/5/2006
Educators Publishing Service	Making connections : bk. 1.	TX0006491878	1/9/2007
Educators Publishing Service	Making connections : bk. 2.	TX0006420244	8/16/2006
Educators Publishing Service	Making connections : bk. 5.	TX0006420240	8/16/2006
Educators Publishing Service	Making connections : bk. 6.	TX0006491877	1/9/2007
Educators Publishing Service	Making connections : book 3.	TX0006421617	8/16/2006
Educators Publishing Service	Making connections : book 4.	TX0006421616	8/16/2006

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service	Making connections : book 5.	TX0006421615	8/16/2006
Educators Publishing Service	Max's pigpen.	TX0006358157	5/5/2006
Educators Publishing Service, a division of School Specialty, Inc.	MCI Aqua Library.	TX0007397294	5/23/2011
Educators Publishing Service, a division of School Specialty, Inc.	MCI Comprehension Audio Recordings, Level Aqua.	SR0000654688	4/21/2010
Educators Publishing Service, a division of School Specialty, Inc.	MCI Comprehension Audio Recordings, Level Crimson.	SR0000654689	4/21/2010
Educators Publishing Service, a division of School Specialty, Inc.	MCI Comprehension Audio Recordings, Level Gold.	SR0000654690	4/21/2010
Educators Publishing Service, a division of School Specialty, Inc.	MCI Comprehension, Level Aqua.	TX0007170146	5/5/2010
Educators Publishing Service, a division of School Specialty, Inc.	MCI Comprehension, Level Crimson.	TX0007170159	5/5/2010
Educators Publishing Service, a division of School Specialty, Inc.	MCI Comprehension, Level Gold.	TX0007192438	5/5/2010
Educators Publishing Service, a division of School Specialty, Inc.	MCI Comprehension Video Introductions, Level Aqua.	PA0001702201	4/21/2010
Educators Publishing Service, a division of School Specialty, Inc.	MCI Comprehension Video Introductions, Level Crimson.	PA0001702204	4/21/2010
Educators Publishing Service, a division of School Specialty, Inc.	MCI Comprehension Video Introductions, Level Gold.	PA0001702207	4/21/2010
Educators Publishing Service, a division of School Specialty, Inc.	MCI Crimson Library.	TX0007397310	5/23/2011
Educators Publishing Service, a division of School Specialty, Inc.	MCI Gold Library.	TX0007397326	5/23/2011
Educators Publishing Service, a division of School Specialty, Inc.	MCI Pre- and Post-Tests.	TX0007177727	5/5/2010
Educators Publishing Service, a division of School Specialty, Inc.	MCI Program Implementation Guide.	TX0007177724	5/5/2010
Educators Publishing Service, a division of School Specialty, Inc.	MCI Word Study, Level Aqua.	TX0007192403	5/5/2010

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, a division of School Specialty, Inc.	MCI Word Study, Level Crimson.	TX0007170119	5/5/2010
Educators Publishing Service, a division of School Specialty, Inc.	MCI Word Study, Level Gold.	TX0007192429	5/5/2010
Educators Publishing Service, a division of School Specialty, Inc.	MCI Writing, Level Aqua.	TX0007192433	5/5/2010
Educators Publishing Service, a division of School Specialty, Inc.	MCI Writing, Level Crimson.	TX0007177723	5/5/2010
Educators Publishing Service, a division of School Specialty, Inc.	MCI Writing, Level Gold.	TX0007192408	5/5/2010
Educators Publishing Service	Megawords 1.	TX0001867425	7/15/1986
Educators Publishing Service	Megawords : 4.	TX0001451006	11/5/1984
Educators Publishing Service	Megawords 5 : multisyllabic words for reading, spelling, and vocabulary / Kristin Johnson, Polly Bayrd.	TX0001501256	1/30/1985
Educators Publishing Service	Megawords 7.	TX0001867429	7/15/1986
Educators Publishing Service	Megawords : assessment of decoding and encoding skills : a criterion-referenced test : test manual / Kristin Johnson.	TX0005755639	6/21/2003
Educators Publishing Service	More content words.	TX0006410178	5/5/2006
Educators Publishing Service	Mountain biking adventure.	TX0006447430	6/30/2006
Educators Publishing Service	MTA, multisensory teaching approach / Margaret Taylor Smith.	TX0002256034	2/9/1988
Educators Publishing Service	Multisensory teaching approach / by Margaret Taylor Smith.	TX0002258364	2/9/1988
Educators Publishing Service	Multisensory teaching approach program : 3[-5] / Margaret Taylor Smith.	TX0002622086	2/14/1989
Educators Publishing Service	Music shop bop.	TX0006402187	6/30/2006
Educators Publishing Service	My content words.	TX0006410177	5/5/2006
Educators Publishing Service	My special star.	TX0006332456	5/5/2006

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service	Paragraph book : bk. 1, Writing the how-to paragraph : teacher's guide. / Diane Tucker-LaFlount.	TX0005659316	12/23/2002
Educators Publishing Service	Paragraph book : bk. 2 : writing the paragraph that tells a story / Dianne Tucker-LaPlount.	TX0005782787	6/21/2003
Educators Publishing Service	Paragraph book : bk. 3, writing expo paragraphs : the paragraph that names things, the example paragraph, the paragraph that tells why / Dianne Tucker-LaPlount.	TX0005915229	2/10/2004
Educators Publishing Service	Paragraph meaning 1 / Joanne Carlisle.	TX0003989437	12/15/1994
Educators Publishing Service	Peeramid : examiner's manual.	TX0001604650	5/21/1985
Educators Publishing Service	Pen pals.	TX0006332460	5/5/2006
Educators Publishing Service	Pennies.	TX0006332454	5/5/2006
Educators Publishing Service	Phonics for thought : bk. A / Lorna C. Reed with Louise S. O'Rourke ; illustrated by Edith D. Wile.	TX0002509438	2/14/1989
Educators Publishing Service	Phonics Plus A : English language learners differentiated instruction guide.	TX0006304351	1/6/2006
Educators Publishing Service	Phonics plus A : learning differences differentiated instruction guide / Renee A. Greenfield.	TX0006308053	1/6/2006
Educators Publishing Service	Phonics Plus A : literature chart.	TX0006323706	3/23/2006
Educators Publishing Service	Phonics plus A literature chart.	TX0006355260	2/13/2006
Educators Publishing Service	Phonics plus A : reteach and practice differentiated instruction guide.	TX0006373495	1/6/2006
Educators Publishing Service	Phonics Plus B : English language learners differentiated instruction guide.	TX0006304353	1/6/2006
Educators Publishing Service	Phonics Plus B : learning differences differentiated instruction guide.	TX0006304350	1/6/2006
Educators Publishing Service	Phonics plus B : reteach and practice : differentiated instruction guide / Beth G. Davis.	TX0006308054	1/6/2003

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service	Phonics plus C.	TX0006420243	8/16/2006
Educators Publishing Service	Phonics Plus C : English language learners differentiated instruction guide.	TX0006304352	1/6/2006
Educators Publishing Service	Phonics Plus C : learning differences differentiated instruction guide.	TX0006299836	1/6/2006
Educators Publishing Service	Phonics plus decodable readers : level C.	TX0006496458	1/9/2007
Educators Publishing Service	Phonics Plus K.	TX0006299839	1/6/2006
Educators Publishing Service	Phonics Plus K.	TX0006299840	1/6/2006
Educators Publishing Service	Phonics plus picture glossary.	TX0006308264	1/6/2006
Educators Publishing Service	Piano lessons.	TX0006332455	5/5/2006
Educators Publishing Service	Pip and the snow cat.	TX0006358161	5/5/2006
Educators Publishing Service, Inc.	Poetry in three dimensions : reading, writing, and critical thinking through poetry : bk. 2 / by Carol Clark and Alison Draper.	TX0005578780	5/17/2002
Educators Publishing Service	Pop and the bug.	TX0006358162	5/5/2006
Educators Publishing Service	Quit it, Frank! / by John Porell ; illustrated by Jamie Smith.	TX0006419314	8/16/2006
Educators Publishing Service	Rainbows.	TX0006421027	8/16/2006
Educators Publishing Service, a division of School Specialty, Inc.	Rainbows et al.	TX0007038240	9/3/2009
Educators Publishing Service	Rat on the mat.	TX0006409226	1/30/2006
Educators Publishing Service	Reading from scratch : teacher's manual.	TX0001867424	7/15/1986
Educators Publishing Service	Reading from scratch : workbook 2.	TX0001867428	7/15/1986
Educators Publishing Service	Reading : the right start : a practical guide for teaching reading readiness and reading / Toni S. Guild.	TX0002250943	2/9/1988
Educators Publishing Service	Ready, set, go picture-letter cards / Nancy Hall.	TX0003071667	5/17/1991
Educators Publishing Service	Reasoning and reading : level 2 / Joanne Carlisle.	TX0002251471	2/9/1988

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service	Reasoning and reading : level 2 / Joanne Carlisle.	TX0002509457	2/14/1989
Educators Publishing Service	Reasoning skills, paragraph meaning, sentence meaning, word meaning : lvl. 1.	TX0001867423	7/15/1986
Educators Publishing Service	Recipe for reading / Frances Bloom and Nina Traub.	TX0005601629	9/11/2002
Educators Publishing Service	Recipe for reading : intervention strategies for struggling readers.	TX0006173001	3/4/2005
Educators Publishing Service	Recipe for reading sequence chart and sound cards.	TX0006242894	3/14/2005
Educators Publishing Service	Recipe for reading : workbook, 1.	TX0006118865	3/4/2005
Educators Publishing Service	Recipe for reading : workbook 2 / Connie Russo.	TX0006213853	3/4/2005
Educators Publishing Service	Recipe for reading, workbook 3 / by Connie Russo.	TX0006124475	3/4/2005
Educators Publishing Service	Recipe for reading, workbook 4 / Connie Russo.	TX0006124479	3/4/2005
Educators Publishing Service	Recipe for reading, workbook 5 / by Connie Russo ; illustrated by Mary M. Geiger.	TX0006124448	3/4/2005
Educators Publishing Service	Recipe for reading, workbook 6 / by Connie Russo ; illustrated by Mary M. Geiger.	TX0006124474	3/4/2005
Educators Publishing Service	Recipe for reading : workbook 7.	TX0006211637	4/1/2005
Educators Publishing Service	Recipe for reading : workbook 8.	TX0006211706	4/1/2005
Educators Publishing Service, a division of School Specialty, Inc.	Rescue dogs et al.	TX0007038300	9/3/2009
Educators Publishing Service	Right into reading : a phonics-based reading and comprehension program : bk. 3.	TX0006148033	12/23/2004
Educators Publishing Service	Right into reading : a phonics-based reading and comprehension program : teacher's key, bk. 3.	TX0006211704	4/1/2005

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service	Roberto Clemente.	TX0006421026	8/16/2006
Educators Publishing Service	Search and sort : discovering patterns in sounds, letters and words / Katherine Scraper.	TX0005612966	9/9/2002
Educators Publishing Service	Senior precis practice pad : with examples taken from the essay type examinations formerly issued by the C. C. C. B., M. I. T., and Regents English examinations / by Paul W. Lehmann.	TX0002069179	2/11/1986
Educators Publishing Service	Shane.	TX0006332457	5/5/2006
Educators Publishing Service	Skating day.	TX0006332451	5/5/2006
Educators Publishing Service	Slingerland screening for identifying children with specific langage disability : form A, B, C and teacher's manual.	TX0006173289	3/4/2004
Educators Publishing Service, a division of School Specialty, Inc.	SOME WORDS Are Often Confused Rebecca Sitton's Vocabulary Mini-Course Series for Upper Grade Wordsmiths.	TX0007080673	5/14/2009
Educators Publishing Service, a division of School Specialty, Inc.	Some Words Have Greek Word Parts Rebecca Sitton's Vocabulary Mini-Course Series for Upper Grade Wordsmiths.	TX0007080649	5/14/2009
Educators Publishing Service, a division of School Specialty, Inc.	SOME WORDS Have Latin Word Parts Rebecca Sitton's Vocabulary Mini-Course Series for Upper Grade Wordsmiths.	TX0007080633	5/14/2009
Educators Publishing Service	Sound workbook : 1.	TX0001501243	1/30/1985
Educators Publishing Service	Specific dyslexia and other development problems in children : a synopsis / Lucius Waites.	TX0002724883	1/5/1990
Educators Publishing Service	Specific dyslexia and other developmental problems in children : a synopsis / Lucius Waites.	TX0002778894	2/22/1990
Educators Publishing Service, Inc.	Spellbound : phonic reading & spelling / Elsie T. Rak.	TX0005093910	11/16/1999
Educators Publishing Service	Spelling dictionary for beginning writers / by Gregory Hurray.	TX0002250994	2/9/1988
Educators Publishing Service, Inc.	Spellwell : book A / Nancy Hall.	TX0004051343	10/26/1995

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service	SPIRE decodable readers : set 1A.	TX0006496459	1/9/2007
Educators Publishing Service	SPIRE decodable readers : set 2A.	TX0006496409	1/9/2007
Educators Publishing Service, a division of School Specialty, Inc.	SPIRE Decodable Readers Set 2B.	TX0007056957	9/3/2009
Educators Publishing Service	SPIRE decodable readers : set 3A.	TX0006496457	1/9/2007
Educators Publishing Service, a division of School Specialty, Inc.	SPIRE Decodable Readers Set 3B.	TX0007056302	9/3/2009
Educators Publishing Service	SPIRE decodable readers : set 4A.	TX0006496411	1/9/2007
Educators Publishing Service	SPIRE decodable readers : set 5A.	TX0006496412	1/9/2007
Educators Publishing Service	SPIRE decodable readers : set 6A.	TX0006496410	1/9/2007
Educators Publishing Service	SPIRE initial placement assessment.	TX0006491884	1/9/2007
Educators Publishing Service	SPIRE initial placement assessment.	TX0006491885	1/9/2007
Educators Publishing Service	SPIRE--level 1 blackline master.	TX0006173140	3/4/2005
Educators Publishing Service	SPIRE level 1 reader / Sheila Clark-Edmands.	TX0006124477	3/4/2005
Educators Publishing Service	SPIRE--level 1 teacher's guide.	TX0006173141	3/4/2005
Educators Publishing Service	SPIRE level 2 blackline master.	TX0006149875	3/4/2005
Educators Publishing Service	SPIRE : level 2 teacher's guide / Sheila Clark-Edmands.	TX0006173291	3/4/2005
Educators Publishing Service	SPIRE : level 2, workbook.	TX0006367773	3/4/2005
Educators Publishing Service	SPIRE level 3 blackline master. / Sheila Clark-Edmands.	TX0006124478	3/4/2005
Educators Publishing Service	SPIRE : level 3, reader.	TX0006118866	3/4/2005
Educators Publishing Service	SPIRE : level 3 teacher's guide / Sheila Clark-Edmands.	TX0006173292	3/4/2005
Educators Publishing Service	SPIRE : level 3, workbook.	TX0006118864	3/4/2005
Educators Publishing Service	SPIRE : level 4 blackline master / Sheila Clark-Edmands.	TX0006173290	3/4/2005
Educators Publishing Service	SPIRE : level 4 : teacher's guide.	TX0006118881	3/4/2005

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service	SPIRE level 4 workbook / Sheila Clark-Edmands.	TX0006124476	3/4/2005
Educators Publishing Service	SPIRE : level 5 blackline master.	TX0006211690	4/1/2005
Educators Publishing Service	SPIRE : level 5 reader.	TX0006211693	4/1/2005
Educators Publishing Service	SPIRE : level 5 teacher's guide.	TX0006211636	4/1/2005
Educators Publishing Service	SPIRE : level 5 workbook.	TX0006211691	4/1/2005
Educators Publishing Service	SPIRE : level 6 blackline master.	TX0006299838	1/6/2006
Educators Publishing Service	SPIRE : level 6 reader.	TX0006299841	1/6/2006
Educators Publishing Service	SPIRE : level 6 teacher's guide.	TX0006299837	1/6/2006
Educators Publishing Service	SPIRE : level 6 workbook.	TX0006299842	1/6/2006
Educators Publishing Service	SPIRE : level 7 reader.	TX0006493326	1/9/2007
Educators Publishing Service	SPIRE : level 7 teacher's guide.	TX0006493317	1/9/2007
Educators Publishing Service	SPIRE level 8 blackline master.	TX0006491880	1/9/2007
Educators Publishing Service	SPIRE level 8 reader.	TX0006491883	1/9/2007
Educators Publishing Service	SPIRE level 8 teacher's guide.	TX0006491879	1/9/2007
Educators Publishing Service	SPIRE level 8 word cards : SPIRE.	TX0006378753	6/30/2006
Educators Publishing Service	SPIRE level 8 workbook.	TX0006491882	1/9/2007
Educators Publishing Service	SPIRE phonogram cards levels 1-5.	TX0006421025	8/16/2006
Educators Publishing Service	SPIRE : small letter cards : levels 1-5.	TX0006209169	8/3/2005
Educators Publishing Service	Starting comprehension : stories to advance reading & thinking / Ann L. Staman.	TX0002250531	2/9/1988
Educators Publishing Service	Starting comprehension : stories to advance reading & thinking / Ann L. Staman.	TX0002250532	2/9/1988
Educators Publishing Service	Starting comprehension--stories to advance reading & thinking : starting phonetically 4 / Ann L. Staman.	TX0002253169	2/9/1988

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service	Stepping stones : a path to critical thinking : bk. 1 / Vera Schneider ; illustrated by Ruth Linstromberg.	TX0005788692	4/9/2002
Educators Publishing Service	Stepping stones : a path to critical thinking : bk. 3 / by Vera Schneider ; illustrated by Ruth Linstromberg.	TX0005637567	10/24/2002
Educators Publishing Service	Stepping stones : a path to critical thinking : bk. 3 : teacher's guide / by Vera Schneider ; ill. by Ruth Linstromberg.	TX0005696362	2/24/2003
Educators Publishing Service, Inc.	Story of the U. S. A. : book 2, A Young nation solves its problems / by Franklin Escher, Jr.	TX0000193865	8/31/1978
Educators Publishing Service	Story of western civilization : bk. IV, the Renaissance / by Alan W. Riese.	TX0003135672	6/26/1991
Educators Publishing Service	Success stories 2 : 60 phonetically structured stories / by Elizabeth H. Butcher, Nancy A. Simonetti.	TX0002253171	2/9/1988
Educators Publishing Service	Success stories 2 : teaching manual / by Elizabeth H. Butcher, Nancy A. Simonetti.	TX0002253170	2/9/1988
Educators Publishing Service	Supplementary reading practice to accompany MTA reading and spelling kit 6 / masters by wordcrafters Janna Adair, Jill Davidson, Beverly Graham ... [et al.] ; teaching instructions Karen Saint Amour.	TX0003159633	9/10/2001
Educators Publishing Service	Surveys of problem-solving & educational skills : record form / developed under the direction of Lynn J. Meltzer.	TX0002052660	4/27/1987
Educators Publishing Service	Syllable plus : a game to teach syllable types : teacher's guide and answer key / Joan Mencke Stoner.	TX0001501982	1/30/1985
Educators Publishing Service	Teacher's guide for the paragraph : bk 3, writing expo paragraphs / Dianne Tucker-LaPlount.	TX0006083200	12/23/2004
Educators Publishing Service, Inc.	Teacher's script to accompany Alphabetic phonics 2 : a basic language curriculum for phonics, reading, writing, and spelling.	TX0000659557	4/1/1981

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service	Ten essential vocabulary strategies, answer key for books 1-5.	TX0006261167	3/4/2005
Educators Publishing Service	Ten essential vocabulary strategies : bk. 1 : practice for success on standardized tests / Lee Mountain.	TX0005914660	2/17/2004
Educators Publishing Service	Ten essential vocabulary strategies : bk. 4 / Lee Mountain.	TX0006018744	8/30/2004
Educators Publishing Service	Ten essential vocabulary strategies : bk. 5.	TX0006261168	3/4/2005
Educators Publishing Service	Ten essential vocabulary strategies : practice for success on standardized tests : bk. 2 / Lee Mountain.	TX0005989439	6/4/2004
Educator's Publishing Service	Test book for Wordly wise 3000 : bk. 1.	TX0005612970	9/9/2002
Educators Publishing Service	Test book for wordly wise 3000 : bk. 2.	TX0005637568	10/24/2002
Educators Publishing Service	Test book for Wordly wise 3000 : bk. 3.	TX0005612971	9/9/2002
Educators Publishing Service	Test book for Wordly Wise 3000 : bk. 4.	TX0005560051	9/18/2002
Educators Publishing Service	Test book for wordly wise 3000 : bk. 5.	TX0005637569	10/24/2002
Educators Publishing Service	Test book for Wordly wise 3000 : bk. 6.	TX0005700461	2/24/2003
Educators Publishing Service	Test book for Wordly Wise 3000 : bk. 7.	TX0005744781	5/14/2003
Educators Publishing Service, Inc.	Test book for wordly wise 3000 : bk. A.	TX0005578773	6/26/2002
Educators Publishing Service	Test book for Wordly wise 3000 : book B.	TX0005612973	9/9/2002
Educators Publishing Service	Test book for Wordly wise 3000 : book C.	TX0005612974	9/9/2002
Educators Publishing Service	Test book for Worldly Wise 3000, book 8.	TX0005742334	6/21/2003
Educators Publishing Service	Test book for Worldly wise book 9 / written by Cynthia and Drew Johnson.	TX0005821902	10/24/2003
Educators Publishing Service	Test booklet for Wordly wise 3000 : bk. 1 / written by Robin Raymer ; editor, Theresa Trinder, managing editor, Sheila Neylon.	TX0005915230	2/10/2004

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service	Test booklet for Wordly wise 3000 : bk. 2 / written by Lorraine Sintetos ; editor, Theresa Trinder, managing editor, Sheila Neylon.	TX0005915231	2/10/2004
Educators Publishing Service	Test booklet for Wordly wise 3000 : bk. 3 / written by Lorraine Sintetos ; editor, Stacy L. Nichols, managing editor, Sheila Neylon.	TX0005915232	2/10/2004
Educators Publishing Service	Test booklet for Wordly wise 3000 : bk. 4 / written by Robin Raymer ; editor, Stacey L. Nichols, managing editor, Sheila Neylon.	TX0005915227	2/10/2004
Educators Publishing Service	Test booklet for Wordly wise 3000 : bk. 5 / written by Robin Raymer ; editor, Stacey L. Nichols, managing editor, Sheila Neylon.	TX0005915228	2/10/2004
Educators Publishing Service	Test booklet for Wordly wise 3000 : bk. 6 / written by Cynthia and Drew Johnson ; editor, Jen Noon, managing editor, Sheila Neylon.	TX0005895723	12/22/2003
Educators Publishing Service	Test booklet for Wordly wise 3000 : bk. 7 / written by Cynthia and Drew Johnson ; editor, Jen Noon, managing editor, Sheila Neylon.	TX0005895724	12/22/2003
Educators Publishing Service	Test booklet for Wordly wise 3000 : bk. A.	TX0005895727	12/22/2003
Educators Publishing Service	Test booklet for Wordly wise 3000 : bk. B.	TX0005895726	12/22/2003
Educators Publishing Service	Test booklet for Wordly wise 3000 : bk. C.	TX0005895725	12/22/2003
Educators Publishing Service	Test booklet for Wordly Wise 3000 book 8 / written by Cynthia and Drew Johnson.	TX0005887652	12/22/2003
Educators Publishing Service	Test booklet for Wordly Wise 3000 book 9 / written by Cynthia and Drew Johnson.	TX0005887651	12/22/2003
Educators Publishing Service	Uncle Paul's cane.	TX0006332459	5/5/2006
Educators Publishing Service	Vocabulary from classical roots : bk. 4.	TX0006491881	1/9/2007
Educators Publishing Service	Vocabulary from classical roots : bk. 6 : teacher's guide and answer key.	TX0006420239	8/16/2006

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service	Vocabulary from classical roots : C / Norma Fifer, Nancy Flowers.	TX0002707174	12/13/1989
Educators Publishing Service	Wallet in the woods.	TX0006447432	6/12/2006
Educators Publishing Service	When hens shop.	TX0006358156	5/5/2006
Educators Publishing Service, Inc.	Wilson expanded syntax program : teacher's manual / Mary Sweig Wilson.	TX0000252292	4/16/1979
Educators Publishing Service	Wordly wise 3000 : bk. 1, concept cards and picture cards.	TX0006505577	1/9/2007
Educators Publishing Service, Inc.	Wordly wise 3000 : bk. 2 / Kenneth Hodkinson, Sandra Adams.	TX0004504280	3/7/1997
Educators Publishing Service	Wordly Wise 3000 Book 1 and Teacher's Resource Book.	TX0006829412	9/28/2007
Educators Publishing Service, a division of School Specialty, Inc.	Wordly Wise 3000 Book 10 Audio Recordings.	SR0000645711	1/14/2010
Educators Publishing Service, a division of School Specialty, Inc.	Wordly Wise 3000 Book 2 Audio Recordings.	SR0000645710	1/14/2010
Educators Publishing Service, a division of School Specialty, Inc.	Wordly Wise 3000 Book 3 Audio Recordings.	SR0000645716	1/14/2010
Educators Publishing Service, a division of School Specialty, Inc.	Wordly Wise 3000 Book 4 Audio Recordings.	SR0000645714	1/14/2010
Educators Publishing Service, a division of School Specialty, Inc.	Wordly Wise 3000 Book 9 Audio Recordings.	SR0000645709	1/14/2010
Educators Publishing Service	Wordly Wise 3000 Book K and Teacher's Resource Book.	TX0006829336	9/28/2007
Educators Publishing Service	Wordly Wise 3000.com.	TX0007128213	8/31/2009
Educators Publishing Service	Wordly Wise 3000 Second Edition Book 10.	TX0006829337	9/28/2007
Educators Publishing Service	Wordly Wise 3000 Second Edition Book 10 Teacher's Resource Book.	TX0006829505	9/28/2007
Educators Publishing Service	Wordly Wise 3000 Second Edition Book 11.	TX0006829341	9/28/2007

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service	Wordly Wise 3000 Second Edition Book 11 Teacher's Resource Book.	TX0006829491	9/28/2007
Educators Publishing Service	Wordly Wise 3000 Second Edition Book 12.	TX0006829511	9/28/2007
Educators Publishing Service	Wordly Wise 3000 Second Edition Book 12 Teacher's Resource Book.	TX0006829499	9/28/2007
Educators Publishing Service	Wordly Wise 3000 Second Edition Book 2.	TX0006829353	9/28/2007
Educators Publishing Service	Wordly Wise 3000 Second Edition Book 2 Teacher's Resource Book.	TX0006829492	9/28/2007
Educators Publishing Service	Wordly Wise 3000 Second Edition Book 3.	TX0006829327	9/28/2007
Educators Publishing Service	Wordly Wise 3000 Second Edition Book 4.	TX0006829352	9/28/2007
Educators Publishing Service	Wordly Wise 3000 Second Edition Book 4 Teacher's Resource Book.	TX0006829496	9/28/2007
Educators Publishing Service	Wordly Wise 3000 Second Edition Book 5.	TX0006829334	9/28/2007
Educators Publishing Service	Wordly Wise 3000 Second Edition Book 5 Teacher's Resource Book.	TX0006829503	9/28/2007
Educators Publishing Service	Wordly Wise 3000 Second Edition Book 6.	TX0006829333	9/28/2007
Educators Publishing Service	Wordly Wise 3000 Second Edition Book 6 Teacher's Resource Book.	TX0006829501	9/28/2007
Educators Publishing Service	Wordly Wise 3000 Second Edition Book 7.	TX0006829331	9/28/2007
Educators Publishing Service	Wordly Wise 3000 Second Edition Book 7 Teacher's Resource Book.	TX0006829497	1/3/2007
Educators Publishing Service	Wordly Wise 3000 Second Edition Book 8.	TX0006829328	9/28/2007
Educators Publishing Service	Wordly Wise 3000 Second Edition Book 8 Teacher's Resource Book.	TX0006829512	9/28/2007

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service	Wordly Wise 3000 Second Edition Book 9.	TX0006829355	9/28/2007
Educators Publishing Service	Wordly Wise 3000 Second Edition Book 9 Teacher's Resource Book.	TX0006829510	9/28/2007
Educators Publishing Service	Wordly wise quickquiz.	TX0002767827	3/2/1990
Educators Publishing Service	Wordly wise readers : series A.	TX0001504309	1/25/1985
Educators Publishing Service	Wordly wise reading with writing and comprehension exercises : bk. 1[-2] / Kenneth Hodkinson.	TX0002526176	3/15/1989
Educators Publishing Service	Words are wonderful, an interactive approach to vocabulary : bk. 1 tests / Dorothy Grant Hennings ; lesson test written by Mark Lyons.	TX0005713988	4/24/2003
Educators Publishing Service	Words are wonderful : an interactive approach to vocabulary : bk. 2 / Dorothy Grant Hennings ; ill. by John L. Garcia.	TX0005836551	10/24/2003
Educators Publishing Service	Words are wonderful : an interactive approach to vocabulary : bk. 3 / Dorothy Grant Hennings ; ill. by John L. Garcia.	TX0005989443	6/4/2004
Educators Publishing Service	Words are wonderful : an interactive approach to vocabulary : bk. 4 : teacher's guide.	TX0006289616	8/3/2005
Educators Publishing Service	Words are wonderful : an interactive approach to vocabulary : book 3 tests / Dorothy Grant Hennings.	TX0005989354	6/4/2004
Educators Publishing Service	Words are wonderful : an interactive approach to vocabulary : book 4.	TX0006289618	8/3/2005
Educators Publishing Service	Words are wonderful : an interactive approach to vocabulary tests for bk. 2 / Dorothy Grant Hennings.	TX0005821879	10/24/2003
Educators Publishing Service	Words are wonderful : an interactive approach to vocabulary tests for book 4.	TX0006289617	8/3/2005
Educators Publishing Service	Words are wonderful : bk. 1 : an interactive approach to vocabulary / Dorothy Grant Hennings.	TX0006211214	3/20/2003

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service	Words are wonderful : bk. 3 : an interactive approach to vocabulary / Dorothy Grant Hennings ; ill. by John L. Garcia.	TX0005914664	2/17/2004
Educators Publishing Service	Words are wonderful : bk. A and tests for bk. A.	TX0006420245	8/16/2006
Educators Publishing Service,	Worldly wise 3000 : bk. C / Kenneth Hodkinson & Sandra Adams.	TX0005578776	5/17/2002
Educators Publishing Service	Worldly Wise 3000 Second Edition Book 3 Teacher's Resource Book.	TX0006829490	9/28/2007
Educators Publishing Service	Worldly wise 3000 teacher's guide for books 1-5.	TX0005821878	10/24/2003
Educators Publishing Service	Worldly wise 3000 teacher's guide for books 6-9.	TX0005821876	10/24/2003
Educators Publishing Service	Worldly wise 3000 teacher's guide for books A, B & C.	TX0005821877	10/24/2003
Educators Publishing Service	Worldy Wise 3000 book K concept cards and picture cards.	TX0006501087	1/9/2007
Educators Publishing Service	Write about me / Elsie S. Wilmerding ; ill. by George Ulrich.	TX0005914669	2/17/2004
Educators Publishing Service	Write about my world / Elsie S. Wilmerding ; ill. by George Ulrich.	TX0005914661	2/17/2004
Educators Publishing Service, Inc.	Writing skills : bk. 2 / Diana Hanbury King.	TX0006083206	12/23/2004
Educators Publishing Service, Inc.	Writing skills : bk. 3 / Diana Hanbury King.	TX0005578777	5/17/2002
Educators Publishing Service	Writing skills : teacher's handbook / Diana Hanbury King.	TX0005989442	6/4/2004
Educators Publishing Service, a division of School Specialty, Inc.	A Red Sash, et al.	TX0007035790	9/3/2009
Educators Publishing Service, a division of School Specialty, Inc.	Handprints Audio Recordings, Storybook Set A.	SR0000651606	3/25/2010
Educators Publishing Service, a division of School Specialty, Inc.	Handprints Audio Recordings, Storybook Set B.	SR0000651605	3/25/2010

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, a division of School Specialty, Inc.	Handprints Audio Recordings, Storybook Set C.	SR0000651607	3/25/2010
Educators Publishing Service, a division of School Specialty, Inc.	Handprints Audio Recordings, Storybook Set D.	SR0000651608	3/25/2010
Educators Publishing Service, a division of School Specialty, Inc.	Primary Phonics Comprehension Workbook 6.	TX0007124841	1/11/2010
Educators Publishing Service, a division of School Specialty, Inc.	Primary Phonics Intervention Guide Levels 1-6 Blackline Masters.	TX0007019620	8/31/2009
Educators Publishing Service, a division of School Specialty, Inc.	Primary Phonics Set 6 Storybooks.	TX0007124783	1/11/2010
Educators Publishing Service, a division of School Specialty, Inc.	Sitton Kindergarten Literacy and Word Skills Practice Book.	TX0007166870	3/25/2010
Educators Publishing Service, a division of School Specialty, Inc.	Sitton Kindergarten Literacy and Word Skills Sourcebook for Teachers.	TX0007166891	3/25/2010
Educators Publishing Service, a division of School Specialty, Inc.	Storybooks 6.	SR0000647962	1/11/2010
Educators Publishing Service, a division of School Specialty, Inc.	Wordly Wise 3000 Book 11 Audio Recordings.	SR0000648553	1/11/2010
Educators Publishing Service, a division of School Specialty, Inc.	Wordly Wise 3000 Book 12.	SR0000648555	1/11/2010
Educators Publishing Service, a division of School Specialty, Inc.	Wordly Wise 3000 Book 5.	SR0000648554	1/11/2010
Educators Publishing Service, a division of School Specialty, Inc.	Wordly Wise 3000 Book 6.	SR0000649243	1/11/2010
Educators Publishing Service, a division of School Specialty, Inc.	Wordly Wise 3000 Book 7.	SR0000648552	1/11/2010
Educators Publishing Service, a division of School Specialty, Inc.	Wordly Wise 3000 Book 8.	SR0000648556	1/11/2010
Educators Publishing Service	30 roots to grow on : a teacher's guide for the development of vocabulary / Carol Murray and Jenny Munro.	TX0002707275	12/13/1989
Educators Publishing Service, Inc.	Alphabet series.	SR0000311249	4/9/2002

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, Inc.	Alphabet series / compiled by Frances Bloom ; illustrated by Mary Geiger ; stories by Frances Bloom, Deborah Coates, Mary Geiger ... [et al.]	TX0005504305	4/9/2002
Educators Publishing Service, Inc.	Alphabetic phonics : workbook 1.	TX0004446500	12/16/1996
Educators Publishing Service, Inc.	Alphabetic phonics. Workbook 1. By Georgie Green.	RE0000701592	4/10/1995
Educators Publishing Service, Inc.	Alphadeck guide : 21 letter-card games in alphabetizing, phonics, and spelling skills / by Karen Barriere.	TX0001005848	10/15/1982
Educators Publishing Service, Inc.	America becomes a giant / by Franklin Escher, Jr.	TX0003444588	12/17/1992
Educators Publishing Service	Analogies : 1 / Arthur Liebman.	TX0002759193	2/23/1990
Educators Publishing Service	Analogies 2 / Arthur Liebman.	TX0002707212	12/13/1989
Educator's Publishing Service, Inc.	Analogies 3 : 8 vocabulary and 4 analogy quizzes / Arthur Liebman.	TX0002250609	2/9/1988
Educators Publishing Service, Inc.	Association method drop drill flip book : nonsense syllable practice based on selected Northampton symbols / contributors, Daphne Cornett, Maureen K. Martin.	TX0005504384	4/9/2002
Educators Publishing Service, Inc.	Attack math : addition 1 / Carole Greenes, George Immerzeel, Linda Schulman, Rika Spungin.	TX0001440549	11/5/1984
Educators Publishing Service	Attack math : addition 2 / Carole Greenes, George Immerzeel, Linda Schulman, Rika Spungin.	TX0001510858	1/30/1985
Educators Publishing Service	Attack math : arithmetic tasks to advance computational knowledge / Carole Greenes, George Immerzeel, Linda Schulman, Rika Spungin.	TX0001681559	10/25/1985
Educators Publishing Service	Attack math : arithmetic tasks to advance computational knowledge / Carole Greenes, George Immerzeel, Linda Schulman, Rika Spungin.	TX0001681562	10/25/1985

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service	Attack math : arithmetic tasks to advance computational knowledge / Carole Greenes, George Immerzeel, Linda Schulman, Rika Spungin.	TX0001681563	10/25/1985
Educators Publishing Service	Attack math : arithmetic tasks to advance computational knowledge : division, [book] 2 / Carole Greenes, George Immerzeel, Linda Schulman, Rika Spungin.	TX0001588498	5/21/1985
Educators Publishing Service	Attack math : division 1 / Carole Greenes, George Immerzeel, Linda Schulman, Rika Spungin.	TX0001510860	1/30/1985
Educators Publishing Service	Attack math : multiplication 1 / Carole Greenes, George Immerzeel, Linda Schulman, Rika Spungin.	TX0001510859	1/30/1985
Educators Publishing Service, Inc.	Attack math : subtraction 1 / Carole Greenes, George Immerzeel, Linda Schulman, Rika Spungin.	TX0001440550	11/5/1984
Educators Publishing Serivice [sic]	Beginning paragraph meaning / Joanne Carlisle.	TX0002055602	4/27/1987
Educators Publishing Service, Inc.	Beginning reasoning & reading / Joanne Carlisle.	TX0005563746	6/17/2002
Educators Publishing Service	Beginning reasoning skills / Joanne Carlisle.	TX0002072302	4/27/1987
Educators Publishing Service, Inc.	Beyond the code : book 2 / Nancy M. Hall ; illustrated by Hugh Price.	TX0005418389	4/13/2001
Educators Publishing Service, Inc.	Beyond the code : comprehension and reasoning skills : bk. 3 / Nancy M. Hall ; illustrated by Hugh Pirce and Alan Price.	TX0005342658	8/2/2001
Educators Publishing Service, Inc.	Bird watch / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005989450	6/21/2004
Educators Publishing Service, Inc.	Bookwise : a literature guide [by] Barbara Moross, Sonia Landes, Molly Flender, The Phantom Tollbooth. / written by Norton Juster ; illustrated by Jules Feiffer.	TX0005091729	11/16/1999

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, Inc.	Building language skills : readiness for reading : book A / Lida Helson and Ahna Fiske.	TX0000168802	12/26/1978
Educators Publishing Service, Inc.	Building language skills : teacher's guide / by Lida Helson and Ahna Fiske.	TX0000223233	3/16/1979
Educators Publishing Service, Inc.	Building mathematical thinking : bk. 3 : skinny concepts / Marsha Stanton.	TX0005505221	4/9/2002
Educators Publishing Service, Inc.	Building mathematical thinking : skinny concepts : bk. 1 / Marsha Stanton.	TX0005453838	9/4/2001
Educators Publishing Service, Inc.	Building mathematical thinking : skinny concepts, bk. 2 / Marsha Stanton.	TX0005204105	7/27/2000
Educators Publishing Service, Inc.	Charlotte's web : a literature guide / Sonia Landes, 1925-, and Molly Flender, 1935-.	TX0005093770	11/16/1999
Educators Publishing Service, Inc.	Clancy races / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005994319	6/21/2004
Educators Publishing Service, Inc.	Classroom strategies to aid the disabled learner : with glossary / Jean Abbott.	TX0000206533	3/16/1979
Educators Publishing Service, Inc.	Code cards : key word picture and letter cards for explode the code 1 to 3 1/2 / Nancy Hall, Dawn Towle.	TX0004030257	4/18/1995
Educators Publishing Service, Inc.	Colt for Jenny / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005989448	6/21/2004
Educators Publishing Service, Inc.	Composition 1 / Sara Hickman.	TX0001104556	1/13/1983
Educators Publishing Service, Inc.	Composition : book 3.	TX0001315807	4/4/1984
Educators Publishing Service, Inc.	Composition : book II / Sara Hickman.	TX0000223235	3/19/1979
Educators Publishing Service, Inc.	Composition : book III / Sara Hickman.	TX0000223236	3/19/1979
Educators Publishing Service, Inc.	Computation basics : book 1 / by Janet A. Alford and Lynda R. Solms.	TX0000584747	11/24/1980
Educators Publishing Service, Inc.	Computation basics : book 5 / by Janet A. Alford and Lynda R. Solms.	TX0001220396	10/6/1983

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, Inc.	Daily phonics lessons : folding mini workbooks / Lori Bloom, Norma Childs, Judith Erickson, Linda Gray.	TX0005476786	4/9/2002
Educators Publishing Service, Inc.	Daily supplement : activities for cross-curriculum review, grade 3 / Rob Frieske, Par Healy, Deborah Howe ... [et al.]	TX0005504336	4/9/2002
Educators Publishing Service, Inc.	Daily supplement : activities for cross-curriculum review, grade 4 / Rob Frieske, Par Healy, Deborah Howe ... [et al.]	TX0005504338	4/9/2002
Educators Publishing Service, Inc.	Daily supplement : activities for cross-curriculum review, grade 5 / Rob Frieske, Pat Healy, Deborah Howe, Jan Oberg, Judy Pavlicek, Pat Rainholt, Mike Smith.	TX0005612972	9/9/2002
Educators Publishing Service	Developmental variation and learning disorders / Melvin D. Levine ; with an appendix by Betty N. Gordon and Martha S. Reed.	TX0002249366	2/9/1988
Educators Publishing Service	Dyslexia training program / Patricia Bailey Beckham, Marietta Laing Biddle.	TX0002250528	2/9/1988
Educators Publishing Service, Inc.	Dyslexia training program--progress measurements, schedules I, II, and III : student's book / Mary Baertch Rumsey.	TX0003321738	5/20/1992
Educators Publishing Service	Dyslexia training program : the alphabet, spelling exercises, and review of schedule III / Patricia Bailey Beckham, Marietta Laing Biddle.	TX0002712008	12/11/1989
Educators Publishing Service, Inc.	Early reading comprehension in varied subject matter : bk. A / Jane Ervin.	TX0005563743	6/17/2002
Educators Publishing Service, Inc.	Early reading comprehension in varied subject matter : bk. B / Jane Ervin.	TX0005563776	6/17/2002
Educators Publishing Service, Inc.	Early reading comprehension in varied subject matter : bk. D / Jane Ervin ; illustrated by Anne Lord.	TX0005585784	6/17/2002
Educators Publishing Service, Inc.	Early reading comprehension in varied subject matter : book A / by Jane Ervin.	TX0000929727	5/13/1982

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, Inc.

Early reading comprehension in varied subject matter : book B[-C] : literature, the arts, social studies, science, general topics, logical thinking, mathematics / by Jane Ervin ; [illustrated by George Phillips]

		TX0001004405	10/28/1982
Educators Publishing Service	Elements of clear thinking : accurate communication / by William F. McCart.	TX0001503606	1/25/1985
Educators Publishing Service, Inc.	Elements of clear thinking : critical reading.	TX0001453984	11/5/1984
Educators Publishing Service, Inc.	Elements of clear thinking : sound reasoning / by William F. McCart.	TX0001172898	8/8/1983
Educators Publishing Service, Inc.	Ella / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005995356	6/21/2004
Educators Publishing Service, Inc.	Energy horizons : book 1, Energy sources / by Christina G. Miller and Louise A. Berry ; [illustrated by Melinda Vinton].	TX0001063640	1/12/1983
Educators Publishing Service, Inc.	Energy horizons : book 2, electrical energy / by Christine G. Miller and Louise A. Berry ; [illustrated by Anne Lord]	TX0001375285	7/6/1984
Educators Publishing Service, Inc.	Energy horizons : teacher's guide / by Christina G. Miller and Louise A. Berry.	TX0001220397	10/6/1983
Educators Publishing Service, Inc.	English elements : bk. 1 / Arthur Liebman.	TX0004493516	3/7/1997
Educators Publishing Service, Inc.	English elements : bk. 1, quizzes / Arthur Leibman.	TX0004650123	10/17/1997
Educators Publishing Service, Inc.	English elements : bk. 2 / Arthur Liebman.	TX0005158382	3/9/2000
Educators Publishing Service	Experimenting with numbers : a guide for preschool, kindergarten, and first grade teachers / Margaret Stern ; illustrated by John Roberts.	TX0002277916	2/9/1988
Educators Publishing Service, Inc.	Explode the code : 1 1/2 / Nancy Hall, Rena Price.	TX0001364683	6/25/1984
Educators Publishing Service, Inc.	Explode the code 1 / Nancy Hall, Rena Price.	TX0003551080	5/11/1993

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, Inc.	Explode the code 1 / Nancy Hall, Rena Price ; [text ill. by Alan Price and Laura Price].	TX0001374905	7/6/1984
Educators Publishing Service, Inc.	Explode the code : 2.	TX0001454067	11/5/1984
Educators Publishing Service, Inc.	Explode the code 2 1/2 / Nancy Hall, Rena Price.	TX0003918334	10/20/1994
Educators Publishing Service, Inc.	Explode the code : 2 / Nancy Hall, Rena Price ; text ill. by Laura Price and Alan Price.	TX0003918305	10/20/1994
Educators Publishing Service, Inc.	Explode the code : 2 / Nancy Hall, Rena Price ; text ill. by Laura Price and Alan Price.	TX0002718356	10/30/1989
Educators Publishing Service, Inc.	Explode the code : 3.	TX0001454068	11/5/1984
Educators Publishing Service, Inc.	Explode the code 3 1/2 / Nancy Hall, Rena Price.	TX0005585782	6/17/2002
Educators Publishing Service, Inc.	Explode the code 3 1/2 / Nancy Hall, Rena Price.	TX0003585124	8/2/1993
Educators Publishing Service, Inc.	Explode the code 3 1/2 / Nancy Hall, Rena Price ; [text ill. by Andrew Mockler]	TX0000835245	12/7/1981
Educators Publishing Service, Inc.	Explode the code 3 / Nancy Hall, Rena Price.	TX0003918332	10/20/1994
Educators Publishing Service, Inc.	Explode the code : 4 1/2 / Nancy Hall, Rena Price ; [text ill. by Andrew Mockler].	TX0003345488	6/18/1992
Educators Publishing Service	Explode the code : 4 1/2 / Nancy Hall, Rena Price ; [text ill. by Andrew Mockler]	TX0001009218	11/4/1982
Educators Publishing Service, Inc.	Explode the code : 4 1/2 / Nancy M. Hall, Rena Price.	TX0005563777	6/17/2002
Educators Publishing Service, Inc.	Explode the code 4 / Nancy Hall, Rena Price.	TX0003918333	10/20/1994
Educators Publishing Service	Explode the code : 4 / Nancy Hall, Rena Price.	TX0001503573	1/25/1985
Educators Publishing Service, Inc.	Explode the code : 4 / Nancy M. Hall, Rena Price.	TX0005563775	6/17/2002

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, Inc.	Explode the code : 5 1/2 / Nancy M. Hall.	TX0005563779	6/17/2002
Educators Publishing Service, Inc.	Explode the code : 5 / Nancy Hall, Rena Price.	TX0005565755	6/17/2002
Educators Publishing Service	Explode the code : 5 / Nancy Hall, Rena Price ; [ill. by Laura Price and Alan Price]	TX0001503531	1/25/1985
Educators Publishing Service, Inc.	Explode the code 6 / Nancy Hall, Rena Price.	TX0003918331	10/20/1994
Educators Publishing Service, Inc.	Explode the code : 6 / Nancy M. Hall, Rena Price.	TX0005563778	6/17/2002
Educators Publishing Service, Inc.	Explode the code : 7 / Nancy Hall, Rena Price.	TX0005565754	6/17/2002
Educators Publishing Service, Inc.	Explode the code, 8 / Nancy Hall, Rena Price.	TX0005599906	6/17/2002
Educators Publishing Service, Inc.	Explode the code : [book] 5 / Nancy Hall, Rena Price ; [text ill. by Laura Price and Alan Price].	TX0000196155	8/31/1978
Educators Publishing Service, Inc.	Explode the code : [book] 6 / Nancy Hall, Rena Price.	TX0000196154	8/31/1978
Educators Publishing Service, Inc.	Explode the code : [book] 7 / Nancy Hall, Rena Price ; [text ill. by Alan Price, Laura Price, Andrew Mockler, and Meg Rosoff].	TX0000441345	3/11/1980
Educators Publishing Service, Inc.	Explode the code : [book] 8 / Nancy Hall, Rena Price.	TX0001364682	6/25/1984
Educators Publishing Service, Inc.	Fisher-Landau early childhood screening (FLECS)	TX0004242753	3/15/1996
Educators Publishing Service, Inc.	Fractions 1[-3] / Dawny Gershkowitz.	TX0001681567	10/25/1985
Educators Publishing Service, Inc.	Fractions 4 : multiplication and division / Dawny Gershkowitz.	TX0003069071	5/17/1991
Educators Publishing Service, Inc.	From the mixed-up files of Mrs. Basil E. Frankweiler, written and illustrated by E. L. Konigsburg / Christine Doyle Francis.	TX0005358475	4/13/2001
Educators Publishing Service, Inc.	Get Dad lost / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005995357	6/21/2004

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, Inc.	Gillingham manual : remedial training for students with specific disability in reading, spelling, and penmanship / Anna Gillingham, Bessie W. Stillman.	TX0005370833	4/13/2001
Educators Publishing Service, Inc.	Guide for teaching poetry in three dimensions : reading, writing and critical thinking through poetry : bk. 1 / by Carol Clark and Alison Draper.	TX0005505903	4/9/2002
Educators Publishing Service, Inc.	Hatchet [by] Gary Paulsen / Jon C. Stott.	TX0005358477	4/13/2001
Educators Publishing Service, Inc.	Helping kids write : a practical guide for teaching children to express themselves on paper : for grades 5-8 / by Sarah Bayne.	TX0000460212	4/10/1980
Educators Publishing Service, Inc.	Improving composition through a sentence study of grammar and usage : teaching guide and answer key / by Carol Compton.	TX0000137800	10/30/1978
Educators Publishing Service, Inc.	It's elementary! : 230 math word problems : bk. A / M. J. Owen.	TX0005430358	8/2/2001
Educators Publishing Service, Inc.	It's elementary! 275 math word problems : bk. 1 / M. J. Owen.	TX0005158383	3/9/2000
Educators Publishing Service, Inc.	It's elementary! : 275 math word problems : bk. 2 / M. J. Owen.	TX0005370823	4/13/2001
Educators Publishing Service, Inc.	It's elementary! : 275 math word problems : bk. 3 / M. J. Owen.	TX0005370822	4/13/2001
Educators Publishing Service, Inc.	It's elementary! : reasoning, estimating, and rounding : a companion to It's elementary! 275 math word problems / M. J. Owen.	TX0005370831	4/13/2001
Educators Publishing Service, Inc.	Josh, the collector / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005994320	6/21/2004
Educators Publishing Service, Inc.	Junior English review exercises. Bk. 1. By Earl F. Wood.	RE0000555486	12/6/1991

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, Inc.	Junior English review exercises. Bk. 1: teacher's guide. Text: Earl F. Wood, -1960.	RE0000662207	1/10/1994
Educators Publishing Service, Inc.	Junior English review exercises. Bk. 2: teacher's guide. Text: Earl F. Wood, -1960.	RE0000662206	1/10/1994
Educators Publishing Service, Inc.	Junior English review exercises : book 1 / by Earl F. Wood.	TX0000151565	10/30/1978
Educators Publishing Service, Inc.	Junior English review exercises : book II / by Earl F. Wood.	TX0001446524	11/5/1984
Educators Publishing Service, Inc.	Junior English review exercises : book II / by Earl F. Wood.	TX0000366871	11/19/1979
Educators Publishing Service, Inc.	Junior vocabulary builder. By Austin Melvin Works.	RE0000060027	12/5/1979
Educators Publishing Service, Inc.	Just write : an elementary writing sourcebook : bk. 1 / Elsie S. Wilmerding, Alexandra S. Bigelow ; ill. by George Ulrich.	TX0005509227	4/9/2002
Educators Publishing Service, Inc.	Just write : creativity and craft in writing : bk. 3 / Elsie S. Wilmerding, Alexandra S. Bigelow ; ill. by George Ulrich.	TX0006005940	8/10/2004
Educators Publishing Service, Inc.	Justin's house / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005989446	6/21/2004
Educators Publishing Service, Inc.	Key word clues : the riddle deck / by Beverly Graham.	TX0003849249	9/9/1994
Educators Publishing Service, Inc.	Keyboarding skills : all grades / Diana Hanbury King.	TX0002072304	4/27/1987
Educators Publishing Service, Inc.	Kids and critters / written by Barbara Sokolski ; illustrated by Jeannie Donovan.	TX0003673261	12/3/1993
Educators Publishing Service, Inc.	King Hank / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005995353	6/21/2004
Educators Publishing Service	Language activities to accompany A Multi-sensory approach to language arts : bk. 2 / Eldra O'Neal, Beverly Wolf.	TX0002052647	4/27/1987

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service	Language activities to accompany A Multi-sensory approach to language arts, book 2 : teaching manual / Eldra O'Neal, Beverly Wolf.	TX0002052994	5/1/1987
Educators Publishing Service, Inc.	Language tool kit / by Paula D. Rome and Jean S. Osman.	TX0000752150	8/6/1981
Educators Publishing Service, Inc.	Learning grammar through writing / by Sandra M. Bell, James I. Wheeler.	TX0001374904	7/6/1984
Educators Publishing Service, Inc.	Learning to listen.	SR0000310561	4/13/2001
Educators Publishing Service, Inc.	Legends and other tales / written by Tanya Hayes Lee ; illustrated by Jeannie Donovan.	TX0003673257	12/3/1993
Educators Publishing Service, Inc.	Literacy program : Texas Scottish Rite Hospital, Dallas, Texas : student book 3-4, lessons 61-160 / Joan Keagy, Ann Sanders.	TX0003346422	6/16/1992
Educators Publishing Service, Inc.	Literature guide to Bridge to Terabithia, written by Katherine Paterson, illustrated by Donna Diamond / by Sonia Landes and Molly Flender.	TX0005148642	11/16/1999
Educators Publishing Service, Inc.	Looking into math : bk. 3 / Susan Gardner and Silvia Acosta.	TX0005872761	6/17/2002
Educators Publishing Service, Inc.	Looking into math / Cathy Feldman and Barbara Peckham.	TX0005563780	6/17/2002
Educators Publishing Service, Inc.	Looking into math : Ridgewood, New Jersey public schools : bk. 2 / Cathy Feldman and Barbara Peckham.	TX0005565757	6/17/2002
Educators Publishing Service, Inc.	Lunch on a raft / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005995354	6/21/2004
Educators Publishing Service, Inc.	Mandy / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005995352	6/21/2004
Educators Publishing Service, Inc.	Manual de ensenanza del lenguaje / by Paula D. Rome and Jean S. Osman.	TX0003526550	12/17/1992
Educators Publishing Service, Inc.	Math & writing : fourteen language arts lessons for students who like math.	TX0001315809	4/4/1984

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service	Math and writing 2 : paragraphing skills for students who like math / Robert A. Pauker.	TX0002250533	2/9/1988
Educators Publishing Service, Inc.	Math investigations : bk. 1 : Ridgewood, New Jersey, Public Schools / Cathy Feldman and Barbara Peckham.	TX0004749016	4/10/1998
Educators Publishing Service, Inc.	Math investigations Ridgewood, New Jersey public schools : bk. 2 / Cathy Feldman and Barbara Peckham.	TX0004771868	4/10/1998
Educators Publishing Service, Inc.	Megawords 1 : multisyllabic words for reading, spelling, and vocabulary / Kristin Johnson, Polly Bayrd.	TX0001063639	1/12/1983
Educators Publishing Service, Inc.	Megawords 2 : multisyllabic words for reading, spelling, and vocabulary / Kristin Johnson, Polly Bayrd.	TX0001172899	8/8/1983
Educators Publishing Service, Inc.	Megawords : 3 : multisyllabic words for reading, spelling, and vocabulary / Kristin Johnson, Polly Bayrd.	TX0001364686	6/25/1984
Educators Publishing Service, Inc.	Megawords 4.	TX0003853927	12/8/1994
Educators Publishing Service	Megawords 6 : multisyllabic words for reading, spelling, and vocabulary / Kristin Johnson, Polly Bayrd.	TX0001588499	5/21/1985
Educators Publishing Service	Megawords 8 : multisyllabic words for reading, spelling, and vocabulary / Kristin Johnson, Polly Bayrd.	TX0002250530	2/9/1988
Educators Publishing Service, Inc.	Modern America / by Franklin Escher, Jr.	TX0003551906	5/11/1993
Educators Publishing Service, Inc.	Modern America / by Franklin Escher, Jr.	TX0000873198	2/23/1982
Educators Publishing Service, Inc.	Moon zoo / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005995351	6/21/2004

Educators Publishing Service, Inc.	More reading comprehensive in varied subject matter / Jane Ervin.	TX0005370824	4/13/2001
Educators Publishing Service, Inc.	More reading comprehensive in varied subject matter : level 2 / Jane Ervin.	TX0005370825	4/13/2001

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, Inc.	More reading comprehensive in varied subject matter : level 3 / Jane Ervin.	TX0005370827	4/13/2001
Educators Publishing Service, Inc.	More reading comprehensive in varied subject matter : level 4 / Jane Ervin.	TX0005370826	4/13/2001
Educators Publishing Service, Inc.	MTA, multisensory teaching approach : 4.	TX0003551957	5/11/1993
Educators Publishing Service, Inc.	MTA : Multisensory teaching approach : reading and spelling : 6 / Margaret Taylor Smith.	TX0002931492	9/7/1990
Educators Publishing Service, Inc.	MTA program introduction / Margaret Taylor Smith.	TX0002987791	1/14/1991
Educators Publishing Service, Inc.	Multi-sensory approach to language arts for specific language disability children : bk. 1 : a guide for primary teachers / Beth H. Slingerland.	TX0004675765	10/17/1997
Educators Publsihing [sic] Service	Multisensory teaching approach : alphabet and dictionary skills guide / by Edith A. Hogan and Margaret Taylor Smith.	TX0002250529	2/9/1988
Educators Publishing Service, Inc.	Multisensory teaching approach : kit 7.	TX0003574976	5/11/1993
Educators Publishing Service, Inc.	Multisensory teaching approach / Margaret Taylor Smith.	TX0002638355	2/14/1989
Educators Publishing Service, Inc.	Mystery of the missing marble / written by Tanya Auger ; illustrated by Andrew Kuan.	TX0005285009	1/18/2001
Educators Publishing Service, Inc.	Number the stars [by] Lois Lowry / Joel D. Chaston.	TX0005358476	4/13/2001
Educators Publishing Service, Inc.	Pediatric examination of educational readiness at middle childhood : Peeramid 2 : examiner's manual / developed under the direction of Melvin D. Levine.	TX0004191215	1/18/1996
Educators Publishing Service, Inc.	Peeramid 2, examiner's manual / Melvin D. Levine.	TX0004491668	3/5/1997
Educators Publishing Service, Inc.	PEEX 2 (pediatric early elementary examination) / developed under the direction of Melvin D. Levine.	TX0004170509	12/13/1995

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, Inc.	PEEX 2--pediatric early elementary examination : examiner's manual / developed under the direction of Melvin D. Levine, further developed by Melvin D. Levine and Adrian D. Sandler.	TX0004760199	4/10/1998
Educators Publishing Service, Inc.	PEEX II : the pediatric early elementary examination : examiner's guidelines.	TX0003280801	3/20/1992
Educators Publishing Service, Inc.	Phil the flea / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005989453	6/21/2004
Educators Publishing Service, Inc.	Phonetic primers / by Carolyn Smith ; [illustrated by Suzanne Sugar].	TX0000379636	12/6/1979
Educators Publishing Service, Inc.	Phonics drill cards update deck.	TX0004817023	4/10/1998
Educators Publishing Service, Inc.	Phonics drill cards with pictures for reading and spelling.	TX0004766616	4/10/1998
Educators Publishing Service, Inc.	Phonogram, suffix, and prefix strips for classroom use.	TX0003685823	12/3/1993
Educators Publishing Service, Inc.	Plain talk about KIDS, Kids inclined toward difficulty in school / Alice P. Thomas, editor.	TX0004193513	1/18/1996
Educators Publishing Service, Inc.	Poetry in six dimensions : teacher's guide / Carol Clark and Norma Fifer.	TX0005204036	3/9/2000
Educators Publishing Service, Inc.	Poetry in six dimentions ; 20th century voices / Carol Clark and Norma Fifer.	TX0005174978	3/9/2000
Educators Publishing Service, Inc.	Poetry in three dimensions : reading, writing, and critical thinking through poetry : bk. 1 / Carol Clark and Alison Draper.	TX0005430359	8/2/2001
Educators Publishing Service, Inc.	Pragmatic approach to the evaluation of children's performances on pre-reading screening procedures to identify first grade academic needs / Beth H. Slingerland.	TX0000379635	12/6/1979
Educators Publishing Service, Inc.	Pre-reading screening procedures and Slingerland screening tests for identifying children with specific language disability : technical manual / by Susanne P. Fulmer.	TX0000575574	10/27/1980

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, Inc.	Primary analogies : bk. 2, critical and creative thinking / Gae Brunner, Jean Schoenlank, Marianne Williams, Terri Wiss.	TX0004663192	11/10/1997
Educators Publishing Service, Inc.	Primary analogies : critical and creative thinking.	TX0004771869	4/10/1998
Educators Publishing Service, Inc.	Primary analogies : critical and creative thinking : bk. 1 / Gae Brunner, Jean Schoenlank, Marianne Williams, Terri Wiss.	TX0004446499	12/16/1996
Educators Publishing Service, Inc.	Primary analogies--critical and creative thinking : bk. 2 : teacher's guide and answer key.	TX0004760200	4/10/1998
Educators Publishing Service, Inc.	Reading comprehension : book 8 : in varied subject matter / by Jane Ervin.	TX0000537203	8/18/1980
Educators Publishing Service, Inc.	Reading comprehension in varied subject matter : bk. 1 / by Jane Ervin.	TX0004772040	4/10/1998
Educators Publishing Service, Inc.	Reading comprehension in varied subject matter : bk. 1 / Jane Ervin.	TX0005563742	6/17/2002
Educators Publishing Service, Inc.	Reading comprehension in varied subject matter : bk. 1 / Jane Ervin.	TX0004660250	10/31/1997
Educators Publishing Service, Inc.	Reading comprehension in varied subject matter : bk. 2 / by Jane Ervin.	TX0003952637	12/8/1994
Educators Publishing Service, Inc.	Reading comprehension in varied subject matter : bk. 2 / Jane Ervin.	TX0005563738	6/17/2002
Educators Publishing Service, Inc.	Reading comprehension in varied subject matter : bk. 2 : social studies, literature, mathematics et al. / Jane Ervin.	TX0004752261	4/10/1998
Educators Publishing Service, Inc.	Reading comprehension in varied subject matter : bk. 3 / by Jane Ervin.	TX0004760201	4/10/1998
Educators Publishing Service, Inc.	Reading comprehension in varied subject matter : bk. 4 : social studies, literature, mathematics et al. / Jane Ervin.	TX0004752262	4/10/1998
Educators Publishing Service, Inc.	Reading comprehension in varied subject matter : bk. 9 / by Jane Ervin.	TX0003952635	12/8/1994

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, Inc.	Reading comprehension in varied subject matter : book 1 / Jane Ervin.	TX0001503659	1/25/1985
Educators Publishing Service, Inc.	Reading comprehension in varied subject matter : book 1 / Jane Ervin.	TX0000486511	6/2/1980
Educators Publishing Service, Inc.	Reading comprehension in varied subject matter : book 10 : literature, combined subjects, social studies, science, the arts, philosophy, logic and language, mathematics / by Jane Ervin.	TX0001004406	10/28/1982
Educators Publishing Service, Inc.	Reading comprehension in varied subject matter : book 4 / Jane Ervin.	TX0000486512	6/2/1980
Educators Publishing Service, Inc.	Reading comprehension in varied subject matter : book 5 / Jane Ervin.	TX0000486514	6/2/1980
Educators Publishing Service, Inc.	Reading comprehension in varied subject matter : book 6 / by Jane Ervin.	TX0000738155	7/20/1981
Educators Publishing Service, Inc.	Reading comprehension in varied subject matter : book 6 / Jane Ervin.	TX0004474444	1/2/1997
Educators Publishing Service, Inc.	Reading comprehension in varied subject matter : book 7 / by Jane Ervin.	TX0000738153	7/20/1981
Educators Publishing Service, Inc.	Reading comprehension in varied subject matter : book 9 / by Jane Ervin.	TX0000826211	12/7/1981
Educators Publishing Service, Inc.	Reading comprehension in varied subject matter : book[s] 2 [& 3] / Jane Ervin.	TX0000486513	6/2/1980
Educators Publishing Service, Inc.	Reading for content : bk. 2 / Carol Einstein.	TX0004446347	1/2/1997
Educators Publishing Service, Inc.	Reading from scratch/R F S phonics.	TX0001449034	11/5/1984
Educators Publishing Service, Inc.	Reading from scratch/RfS : RfS/workbook 1 / Dorothy VanDenHonert.	TX0001440547	11/5/1984
Educators Publishing Service, Inc.	Reading from scratch/RfS : workbook 1.	TX0004084426	8/11/1995
Educators Publishing Service	Reading from scratch : word lists and sentences for dictation / Dorothy VanDenHonert.	TX0001503572	1/25/1985
Educators Publishing Service, Inc.	Reasoning & reading : level 2 / Joanne Carlisle.	TX0005563744	6/17/2002

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, Inc.	Reasoning and reading : level 1 / by Joanne Carlisle.	TX0001040488	1/12/1983
Educators Publishing Service, Inc.	Reasoning and reading : level 1 / Joanne Carlisle.	TX0005585781	6/17/2002
Educators Publishing Service, Inc.	Reasoning and reading : level 1 : teacher's guide and answer key / by Joanne Carlisle.	TX0001172897	8/8/1983
Educators Publishing Service, Inc.	Reasoning and reading : level 2 / by Joanne Carlisle.	TX0001315796	4/4/1984
Educators Publishing Service, Inc.	Recipe for reading : bk. 4-6 / Connie Russo, Shirli Kohn.	TX0003453668	12/30/1992
Educators Publishing Service, Inc.	Recipe for reading workbook 2 / Connie Russo, Shirli Kohn.	TX0005495737	4/13/2001
Educators Publishing Service	Recipe for reading : workbook 3 / Connie Russo, Shirli Kohn.	TX0003071671	5/17/1991
Educators Publishing Service, Inc.	Recipe for reading : workbook 7 / Connie Russo, Shirli Kohn.	TX0003458075	12/30/1992
Educators Publishing Service	Recipe for reading workbooks : 1 / Connie Russo, Shirli Kohn.	TX0002817251	5/3/1990
Educators Publishing Service, Inc.	Return to Aztlan : a history of the Mexican American experience / by Alan Riese and Beverley W. Rodgers.	TX0000366872	11/19/1979
Educators Publishing Service, Inc.	Ridgewood analogies : bk. 2 : answer key.	TX0004129993	11/30/1995
Educators Publishing Service, Inc.	Ridgewood analogies : bk. 2 / by George Libonate, Jr., with Gae Brunner, Deborah Burde, Marianne Williams, Terri Wiss.	TX0004048746	5/30/1995
Educators Publishing Service, Inc.	Ridgewood analogies : critical and creative thinking across the curriculum : bk. 1 / George Libonate, Jr., with Geraldine Brunner, Deborah Burde, Marianne Williams, Theresa Wiss.	TX0003873693	8/19/1994

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, Inc.	Ridgewood analogies : critical and creative thinking across the curriculum : bk. 3 / George Libonate, Jr. with Gae Brunner, Deborah Burde, Marianne Williams, Terri Wiss.	TX0004303545	5/22/1996
Educators Publishing Service, Inc.	Ridgewood analogies : critical and creative thinking across the curriculum : bk. 3 / George Libonate, Jr. with Gae Brunner, Deborah Burde, Marianne Williams, Terri Wiss.	TX0004504568	3/7/1997
Educators Publishing Service, Inc.	Ridgewood analogies : critical and creative thinking across the curriculum : bk. 4 / Gae Brunner, Jean Schoenlank, Marianne Williams, Terri Wiss.	TX0005370829	4/13/2001
Educators Publishing Service, Inc.	Ridgewood analogies : critical and creative thinking across the curriculum : bk. 5 / Gae Brunner, Jean Schoenlank, Marianne Williams, Terri Wiss.	TX0005370830	4/13/2001
Educators Publishing Service, Inc.	Ridgewood grammar : the language connection : bk. 1 / Nancy Bison and Terri Wiss.	TX0005370819	4/13/2000
Educators Publishing Service, Inc.	Ridgewood grammar : the language connection : bk. 2 / Nancy Bison and Terri Wiss.	TX0005370815	4/13/2001
Educators Publishing Service, Inc.	Ridgewood grammar : the language connection : bk. 3 / Nancy Bison and Terri Wiss.	TX0005510275	4/9/2002
Educators Publishing Service, Inc.	Right into reading : bk. 1 : a phonics-based reading comprehension program / Jane Ervin.	TX0005348540	2/9/2001
Educators Publishing Service, Inc.	Right into reading : bk. 1 : a phonics-based reading comprehension program : teacher's key / Jane Ervin.	TX0005348541	2/9/2001
Educators Publishing Service, Inc.	Rights of parents and responsibilities of schools / compiled by James G. Meade.	TX0000223234	3/16/1979
Educators Publishing Service	Rules of the game : 2 / Mary Page, Peter Guthrie, Sloan Sable.	TX0002707208	12/13/1989

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, Inc.	Rules of the game, 3 / Mary Page, Peter Guthrie, Sloan Sable.	TX0003979276	2/23/1995
Educator's Publishing Service, Inc.	Rules of the game : bk. 3, taacher's key / Mary Page, Peter Guthrie, Sloan Sable.	TX0003069072	5/17/1991
Educators Publishing Service	Rules of the game : grammar through discovery : 1 / Mary Page, Peter Guthrie, Sloan Sable.	TX0002709084	12/13/1989
Educators Publishing Service	Rules of the game : grammar through discovery : 2 : teacher's key / Mary Page, Peter Guthrie, Sloan Sable.	TX0002759191	2/23/1990
Educators Publishing Service, Inc.	Sarah, plain and tall / by Patricia MacLachlan.	TX0005086472	11/16/1999
Educators Publishing Service, Inc.	Senior English review exercises / by Earl F. Wood.	TX0000538125	8/19/1980
Educators Publishing Service, Inc.	Senior English review exercises. By Earl F. Wood.	RE0000555487	12/6/1991
Educators Publishing Service, Inc.	Senior English review exercises; teacher's guide. Text: Earl F. Wood, -1960.	RE0000662205	1/10/1994
Educators Publishing Service, Inc.	Sentence power : an approach to beginning reading / by Francee R. Sugar, Jeanette Jefferson Jansky, Martin J. Hoffman, Joan Layton, Catherine Lipkin ; edited by Virginia V. James Hlavsa.	TX0004084033	8/11/1995
Educators Publishing Service, Inc.	Sequential seasonal activities : book 2 / Eldra O'Neal, Bev Wolf.	TX0001009217	11/4/1982
Educators Publishing Service, Inc.	Situation learning : schedule I.	TX0001444214	11/5/1984
Educators Publishing Service, Inc.	Skinny concepts : teacher's journal, bk. 2 / Marsha Stanton.	TX0005200138	7/27/2000
Educators Publishing Service	Slingerland approach : an effective strategy for teaching spelling / Nancy Cushen White.	TX0002707214	12/13/1989
Educators Publishing Service, Inc.	Snake for Jake / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005989452	6/21/2004

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, Inc.	So many bridges / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005994318	6/21/2004
Educators Publishing Service, Inc.	Solving language difficulties : remedial routines / Amey Steere, Caroline Z. Peck, Linda Kahn.	TX0001364687	6/25/1984
Educators Publishing Service, Inc.	Solving language difficulties, remedial routines : answer key / Amey Steere, Caroline Z. Peck, Linda Kahn.	TX0004775832	4/10/1998
Educators Publishing Service, Inc.	Solving language difficulties--remedial routines. By Amey Steere, Caroline Z. Peck & Linda Kahn.	RE0000649394	1/10/1994
Educators Publishing Service, Inc.	Spell of words : teacher's manual / by Elsie T. Rak.	TX0000513996	7/14/1980
Educators Publishing Service, Inc.	Spellbinding 1, workbook of spelling exercises ; Spellbinding 2, workbook of spelling exercises / by Elsie T. Rak.	TX0000151566	5/23/1978
Educators Publishing Service, Inc.	Spelling dictionary for writers : a resource for independent writing: bk. 2 / by Gregory Hurray.	TX0005584921	5/17/2002
Educators Publishing Service, Inc.	Spelling practice guide : 1-2.	TX0003369705	8/6/1992
Educators Publishing Service, Inc.	Spellwell : bk. A / Nancy Hall.	TX0005563745	6/17/2002
Educators Publishing Service, Inc.	Spellwell : bk. Aa / Nancy Hall.	TX0005563741	6/17/2002
Educators Publishing Service, Inc.	Spellwell : bk. AA / Nancy Hall.	TX0004191219	1/18/1996
Educators Publishing Service, Inc.	Spellwell : bk. B / Nancy Hall.	TX0005563763	6/17/2002
Educators Publishing Service, Inc.	Spellwell : bk. B / Nancy Hall.	TX0004049471	1/9/1995
Educators Publishing Service, Inc.	Spellwell : bk. BB / Nancy Hall.	TX0005585780	6/17/2002
Educators Publishing Service, Inc.	Spellwell : bk. Bb / Nancy Hall.	TX0003974732	1/9/1995
Educators Publishing Service, Inc.	Spellwell : bk. C, CC : teacher's guide and answer key / Nancy M. Hall.	TX0004761367	4/10/1998
Educators Publishing Service, Inc.	Spellwell : bk. C / Nancy Hall.	TX0005563737	6/17/2002
Educators Publishing Service, Inc.	Spellwell : bk. C / Nancy Hall.	TX0005276407	9/29/2000

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, Inc.	Spellwell : bk. Cc / Nancy Hall.	TX0005563740	6/17/2002
Educators Publishing Service, Inc.	Spellwell : bk. Cc / Nancy M. Hall.	TX0004756099	4/10/1998
Educators Publishing Service, Inc.	Spellwell : bk. D[-DD] / Nancy Hall.	TX0005370820	4/13/2001
Educators Publishing Service, Inc.	Spellwell : bks. B Bb : teacher's guide and answer key / Nancy Hall.	TX0004048747	5/30/1995
Educators Publishing Service, Inc.	Spotless house / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005995355	6/21/2004
Educators Publishing Service	Starting over--a literacy program : a combined teaching manual and student textbook for reading, writing, spelling, vocabulary, and handwriting / Joan Knight.	TX0002057007	4/27/1987
Educators Publishing Service, Inc.	Stewart English program : bk. 1, principles plus .... : teacher's guide / Donald S. Stewart.	TX0004649165	10/17/1997
Educators Publishing Service, Inc.	Stewart English program : bk. 2, Grammar plus ... / Donald S. Stewart.	TX0004504195	3/7/1997
Educators Publishing Service, Inc.	Stewart English program : bk. 3, Writing plus ... / Donald S. Stewart.	TX0004455737	1/2/1997
Educators Publishing Service, Inc.	Stories, skills & drills in phonetic reading, comprehension, and pattern spelling : book 1 / Mary Chrismas Writer.	TX0001063642	1/12/1983
Educators Publishing Service, Inc.	Stories, skills & drills : teacher's resource manual, book 1 / Mary Chrismas Writer.	TX0001001519	10/15/1982
Educators Publishing Service, Inc.	Story notebook, a writer's workshop organizer : bk. 1 / Karen Smith ; ill. by Julia Smith.	TX0005358479	4/13/2001
Educators Publishing Service, Inc.	Story notebook, a writer's workshop organizer : teacher's guide / Karen Smith ; ill. by Julia Smith.	TX0005358480	4/13/2001
Educators Publishing Service	Story of the U. S. A., book 1, Explorers and settlers / by Franklin Escher, Jr.	TX0001503602	1/25/1985

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, Inc.	Story of the U. S. A. : book 2, A Young nation solves its problems / by Franklin Escher, Jr.	TX0001440548	11/5/1994
Educators Publishing Service, Inc.	Story of the U. S. A. : book 3, America becomes a giant / by Franklin Escher, Jr.	TX0001364684	6/25/1984
Educators Publishing Service, Inc.	Story of the U. S. A. : book 3, America becomes a giant / by Franklin Escher, Jr.	TX0000168803	12/26/1978
Educators Publishing Service, Inc.	Story of the USA : bk. 1, explorers and settlers : teacher's guide / Franklin Escher, Jr.	TX0003369702	8/6/1992
Educators Publishing Service, Inc.	Story of the USA : bk. 2, A young nation solves its problems / by Franklin Escher, Jr.	TX0003724004	3/21/1994
Educators Publishing Service, Inc.	Story of the USA : bk. 2, A young nation solves its problems : teacher's guide and answer key / by Franklin Escher, Jr.	TX0004026845	1/26/1995
Educators Publishing Service, Inc.	Story of western civilization : bk. 2, Greece and Rome build great civilizations / Alan W. Riese and Herbert J. LaSalle.	TX0003993141	1/23/1995
Educators Publishing Service, Inc.	Story of western civilization : the Middle Ages : bk. 3 / by Alan W. Riese and Herbert J. LaSalle.	TX0005370817	4/13/2001
Educators Publishing Service, Inc.	Structural arithmethic III : teacher's guide and answer key / Margaret Stern, Toni S. Gould.	TX0003369701	8/6/1992
Educators Publishing Service	Structural arithmetic II / Margaret Stern, Toni S. Gould.	TX0002707213	12/13/1989
Educators Publishing Service	Structural arithmetic : II : teacher's guide and answer key / Margaret Stern, Toni S. Gould.	TX0002763549	2/22/1990
Educators Publishing Service, Inc.	Success stories 1 / by Elizabeth H. Butcher, Nancy A. Simonetti.	TX0000826209	12/7/1981
Educators Publishing Service, Inc.	Success stories : teacher's manual.	TX0001315808	4/4/1984
Educators Publishing Service, Inc.	Sugar scoring system for the Bender-Gestalt / Francee R. Sugar.	TX0004752052	4/10/1998

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, Inc.	Surveys of problem-solving & educational skills / developed under the direction of Lynn J. Meltzer.	TX0002052648	4/27/1987
Educators Publishing Service, Inc.	Teacher's manual, Spellbound : phonic, reading & spelling / Elsie T. Rak.	TX0000738152	7/20/1981
Educators Publishing Service, Inc.	Teacher's manual to accompany Slingerland college-level screening for the identification of language learning strengths and weaknesses / Carol Murray.	TX0003121844	7/18/1991
Educators Publishing Service, Inc.	Teacher's manual to accompany the Slingerland high school level screening for the identification of language learning strengths and weaknesses / Carol Murray and Patricia Beis.	TX0003557278	5/11/1993
Educators Publishing Service, Inc.	Teaching and assessing phonics : why, what, when, how : a guide for teachers / Jeanne S. Chall, Helen M. Popp.	TX0004757457	4/10/1998
Educators Publishing Service, Inc.	Teaching and learning at home : a curriculum resource / Dorothy Burrows Johnson.	TX0004050333	4/18/1995
Educators Publishing Service, Inc.	Teaching language-deficient children : theory and application of the association method for multisensory teaching / N. Etoile DuBard, Maureen K. Martin.	TX0004028515	3/31/1995
Educators Publishing Service, Inc.	Ten essential vocabulary strategies : bk. 3 / Lee Mountain.	TX0006011205	8/10/2004
Educators Publishing Service Inc.	Test booklet for vocabulary from classical roots : E : teacher's guide and answer key.	TX0006227600	3/14/2005
Educators Publishing Service, Inc.	Tests to accompany Word attack manual / Josephine Rudd.	TX0003100467	6/28/1991
Educators Publishing Service, Inc.	Texas Scottish Rite Hospital literacy program / Joan Keagy and Ann Sanders.	TX0003208941	12/9/1991
Educators Publishing Service, Inc.	Text book for vocabulary from classical roots D.	TX0006186031	3/14/2005

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, Inc.	Text book for vocabulary from classical roots E.	TX0006186029	3/14/2005
Educators Publishing Service, Inc.	Text booklet for vocabulary from classical roots D.	TX0006186028	3/14/2005
Educators Publishing Service, Inc.	Text booklet for vocabulary from classical roots E.	TX0006186030	3/14/2005
Educators Publishing Service, Inc.	Thinking about Mac and Tab : primary phonics comprehension : workbook 1.	TX0005383654	4/13/2001
Educators Publishing Service, Inc.	Thinking about Mac and Tab : teacher's guide and answer key / Karen L. Smith.	TX0005358478	4/13/2001
Educators Publishing Service, Inc.	Thinking about Mac and Tab. / text by Karen L. Smith ; ill. by Anslie G. Philpot.	TX0005358474	4/13/2001
Educators Publishing Service, Inc.	Thinking about Mac and Tab / text by Karen L. Smith ; ill. by Anslie G. Philpot.	TX0005358484	4/13/2001
Educators Publishing Service, Inc.	Thinking about Mac and Tab. / text by Karen L. Smith ; ill. by Anslie G. Philpot.	TX0005358487	4/13/2001
Educators Publishing Service, Inc.	Up in the clouds / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005989449	6/21/2004
Educators Publishing Service, Inc.	VAK tasks for vocabulary and spelling / by C. Wilson Anderson, Jr.	TX0003704764	12/27/1993
Educators Publishing Service, Inc.	VAK tasks for vocabulary and spelling / by C. Wilson Anderson, Jr.	TX0000738154	7/20/1981
Educators Publishing Service, Inc.	VAK tasks for vocabulary and spelling : [visual, auditory, kinesthetic] : teacher's manual and answer key / by C. Wilson Anderson.	TX0000928731	5/13/1982
Educators Publishing Service, Inc.	Vocabulary builder. Bk. 1. By Austin M. Works.	RE0000555488	12/6/1991
Educators Publishing Service, Inc.	Vocabulary builder : bk. 2 / Austin M. Works.	TX0003895703	9/29/1994
Educators Publishing Service, Inc.	Vocabulary builder. Bk. 3. By Austin M. Works, author of renewable matter: Educators Publishing Service, Inc.	RE0000594107	3/23/1992

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, Inc.	Vocabulary builder. Bk. 4. By Austin M. Works, author of renewable matter: Educators Publishing Service, Inc.	RE0000594105	3/23/1992
Educators Publishing Service, Inc.	Vocabulary builder : bk. 5 / by Austin M. Works.	TX0003895601	9/29/1994
Educators Publishing Service, Inc.	Vocabulary builder. Bk. 5. By Austin M. Works, author of renewable matter: Educators Publishing Service, Inc.	RE0000594106	3/23/1992
Educators Publishing Service, Inc.	Vocabulary builder : bk. 5 : teacher's key / Austin M. Works.	TX0004129949	11/30/1995
Educators Publishing Service, Inc.	Vocabulary builder : bk. 6 / by Austin M. Works.	TX0003895598	9/29/1994
Educators Publishing Service, Inc.	Vocabulary builder. Bk. 6. By Austin M. Works, author of renewable matter: Educators Publishing Service, Inc.	RE0000594108	3/23/1992
Educators Publishing Service, Inc.	Vocabulary builder : bk. 7.	TX0003945782	11/21/1994
Educators Publishing Service, Inc.	Vocabulary builder. Bk. 7. By Austin M. Works, author of renewable matter: Educators Publishing Service, Inc.	RE0000594109	3/23/1992
Educators Publishing Service, Inc.	Vocabulary builder : book 1.	TX0001449264	6/25/1984
Educators Publishing Service, Inc.	Vocabulary builder : book 2.	TX0001375224	7/6/1984
Educators Publishing Service, Inc.	Vocabulary builder : book 4.	TX0001375223	7/6/1984
Educators Publishing Service, Inc.	Vocabulary builder ; book five [& six] / by Austin M. Works.	TX0000321073	8/8/1979
Educators Publishing Service	Vocabulary builder : book five / by Austin M. Works.	TX0001503599	1/25/1985
Educators Publishing Service, Inc.	Vocabulary builder : book four / by Austin M. Works.	TX0000406363	2/11/1980
Educators Publishing Service, Inc.	Vocabulary builder ; book one [& three] / by Austin M. Works.	TX0000321072	8/8/1979
Educators Publishing Service, Inc.	Vocabulary builder : book seven / by Austin M. Works.	TX0000406364	2/11/1980

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, Inc.	Vocabulary builder : book six / by Austin M. Works.	TX0001440544	11/5/1984
Educators Publishing Service, Inc.	Vocabulary builder : book three / by Austin M. Works.	TX0001364681	6/25/1984
Educators Publishing Service, Inc.	Vocabulary builder : book two / by Austin M. Works.	TX0000410503	2/11/1980
Educators Publishing Service, Inc.	Vocabulary from classical roots : B : teacher's guide and answer key / Norma Fifer, Nancy Flowers.	TX0003091507	6/26/1991
Educators Publishing Service, Inc.	Vocabulary from classical roots, B : tests / Norma Fifer, Stephen Weislogel.	TX0005085641	11/16/1999
Educators Publishing Service, Inc.	Vocabulary from Classical roots : bk. A : teacher's guide and answer key / Norma Fifer, Nancy Flowers.	TX0006180054	3/14/2005
Educators Publishing Service, Inc.	Vocabulary from classical roots : bk. A : tests / Norma Fifer, Stephen Weislogel.	TX0005093772	11/16/1999
Educators Publishing Service, Inc.	Vocabulary from Classical roots : bk. B : teacher's guide and answer key / Norma Fifer, Nancy Flowers.	TX0006180052	3/14/2005
Educators Publishing Service, Inc.	Vocabulary from Classical roots : bk. C : teacher's guide and answer key / Norma Fifer, Nancy Flowers.	TX0006180055	3/14/2005
Educators Publishing Service, Inc.	Vocabulary from classical roots : bk. C : tests / Norma Fifer, Stephen Weislogel.	TX0005093768	11/16/1999
Educators Publishing Service, Inc.	Vocabulary from Classical roots : bk. D : teacher's guide and answer key / Norma Fifer, Nancy Flowers.	TX0006180053	3/14/2005
Educators Publishing Service, Inc.	Vocabulary from classical roots : bk. D : tests / Norma Fifer, Stephen Weislogel.	TX0005093771	11/16/1999
Educators Publishing Service, Inc.	Vocabulary from classical roots, book A answer key.	TX0006166577	3/14/2005
Educators Publishing Service, Inc.	Vocabulary from classical roots, book C answer key.	TX0006166576	3/14/2005
Educators Publishing Service, Inc.	Vocabulary from classical roots, book E answer key.	TX0006166578	3/4/2005

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, Inc.	Vocabulary from classical roots : C : teacher's guide and answer key / Norma Fifer, Nancy Flowers.	TX0002759192	2/23/1990
Educators Publishing Service, Inc.	Vocabulary from classical roots, D / Norma Fifer, Nancy Flowers.	TX0003979275	1/23/1995
Educators Publishing Service, Inc.	Vocabulary from classical roots : E / Norma Fifer, Nancy Flowers.	TX0003872481	6/23/1994
Educators Publishing Service, Inc.	Vocabulary from classical roots : E : teacher's guide and answer key / Norma Fifer, Nancy Flowers.	TX0004048753	5/30/1995
Educators Publishing Service, Inc.	Vocabulary from classical roots E : tests / Norma Fifer, Stephen Weislogel.	TX0005089410	11/16/1999
Educators Publishing Service, Inc.	Vocabulary from classical roots / Norma Fifer, Nancy Flowers.	TX0005563739	6/17/2002
Educators Publishing Service, Inc.	Vocabulary from classical roots / Norma Fifer, Nancy Flowers.	TX0003407946	9/18/1992
Educators Publishing Service, Inc.	Wally Walrus / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005989447	6/21/2004
Educators Publishing Service, Inc.	Well-told tales : distinguished children's books with activities for reading and language development / Carolyn Henderson.	TX0003558440	5/25/1993
Educators Publishing Service, Inc.	Winston grammar program : basic level : student's workbook / Paul R. Erwin.	TX0003282007	3/30/1992
Educators Publishing Service, Inc.	Witty word play / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005989451	6/21/2004
Educators Publishing Service, Inc.	Word elements : how they work together / by Alan W. Riese and Herbert J. LaSalle.	TX0004084032	8/11/1995
Educators Publishing Service, Inc.	Word elements--how they work together / by Alan W. Riese and Herbert J. LaSalle.	TX0000929560	5/13/1982
Educators Publishing Service, Inc.	Word elements : how they work together : teacher's manual / by Alan W. Riese and Herbert J. LaSalle.	TX0001037216	1/12/1983

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, Inc.	Wordly wise 3000 : bk. 1 / Kenneth Hodkinson, Sandra Adams.	TX0004504193	3/7/1997
Educators Publishing Service, Inc.	Wordly wise 3000 : bk. 3 / Kenneth Hodkinson, Sandra Adams.	TX0004236757	3/15/1996
Educators Publishing Service, Inc.	Wordly wise 3000 : bk. 3 / Kenneth Hodkinson, Sandra Adams.	TX0004504194	3/7/1997
Educators Publishing Service, Inc.	Wordly wise 3000 : bk. 4 / Kenneth Hodkinson, Sandra Adams.	TX0004217315	3/15/1996
Educators Publishing Service, Inc.	Wordly wise 3000 : bk. 4 / Kenneth Hodkinson, Sandra Adams.	TX0004493517	3/7/1997
Educators Publishing Service, Inc.	Wordly wise 3000 : bk. 7 / Kenneth Hodkinson, Sandra Adams.	TX0005364311	4/13/2001
Educators Publishing Service, Inc.	Wordly wise 3000 : bk. 8 / Kenneth Hodkinson, Sandra Adams.	TX0005364312	4/13/2001
Educators Publishing Service, Inc.	Wordly wise 3000 : bk. 9 / Kenneth Hodkinson, Sandra Adams.	TX0005370821	4/13/2001
Educators Publishing Service, Inc.	Wordly wise 3000 : bk. A / by Kenneth Hodkinson and Sandra Adams.	TX0005370832	4/13/2001
Educators Publishing Service, Inc.	Wordly wise 3000 : vocabulary workbooks for grades 4-12, sample lessons for grades 4-8 / Kenneth Hodkinson, Sandra Adams.	TX0004772045	4/10/1998
Educators Publishing Service, Inc.	Wordly wise. Bk. 1-2. By Kenneth Hodkinson and Joseph Ornato.	RE0000701594	4/10/1995
Educators Publishing Service, Inc.	Wordly wise : bk. 1 / Kenneth Hodkinson & Joseph G. Ornato.	TX0003952634	12/8/1994
Educators Publishing Service, Inc.	Wordly wise : book 1 [& 2] : teacher's key / by Kenneth Hodkinson & Joseph G. Ornato.	TX0000321074	8/2/1979
Educators Publishing Service, Inc.	Wordly wise : book 1, [4 & 6] / Kenneth Hodkinson & Joseph G. Ornato.	TX0001210393	10/6/1983
Educators Publishing Service, Inc.	Wordly wise : book 2.	TX0001315805	4/4/1984
Educators Publishing Service, Inc.	Wordly wise : book 3.	TX0001315806	4/4/1984

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, Inc.	Wordly wise : book 5 / Kenneth Hodkinson & Joseph G. Ornato.	TX0001232317	9/2/1983
Educators Publishing Service	Wordly wise : book 8 / Kenneth Hodkinson.	TX0001457946	9/2/1983
Educators Publishing Service, Inc.	Wordly wise : book 8 / Kenneth Hodkinson.	TX0000250249	4/16/1979
Educators Publishing Service, Inc.	Wordly wise : book 9.	TX0001481826	9/2/1983
Educators Publishing Service, Inc.	Wordly wise : book 9 / Kenneth Hodkinson.	TX0000379638	12/6/1979
Educators Publishing Service, Inc.	Wordly wise : book A[-C] : answer key / Kenneth Hodkinson.	TX0000859475	2/23/1982
Educators Publishing Service, Inc.	Wordly wise : book A[-C] / Kenneth Hodkinson.	TX0000813520	9/9/1981
Educators Publishing Service, Inc.	Wordly wise books / [book [1-7] Kenneth Hodkinson & [book 1-4] Joseph G. Ornato.	TX0000168804	12/26/1978
Educators Publishing Service	Wordly wise readers : series A, book 1 [-6] / Kenneth Hodkinson ; [ill. and cover design by Dana Franzen]	TX0001531206	1/25/1985
Educators Publishing Service	Wordly wise readers : workbook A / Kenneth Hodkinson ; [ill. and cover design by Dana Franzen].	TX0001503601	1/25/1985
Educators Publishing Service	Wordly wise reading : bk. 1-2, with writing and comprehension exercises / Kenneth Hodkinson.	TX0002707215	12/13/1989
Educators Publishing Service, Inc.	Wordly wise teacher's key : bk. 5 / Kenneth Hodkinson.	TX0004446503	12/16/1996
Educators Publishing Service, Inc.	Wordly wise : teacher's key, book 3 / Kenneth Hodkinson & Joseph G. Ornato.	TX0000250248	4/16/1979
Educators Publishing Service, Inc.	Wordly wise : teacher's key, book 4 / Kenneth Hodkinson & Joseph G. Ornato.	TX0000250247	4/16/1979
Educators Publishing Service, Inc.	Wordly wise : teacher's key, book 5 / Kenneth Hodkinson.	TX0000250246	4/16/1979

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, Inc.	Wordly wise : teacher's key, book 6 / Kenneth Hodkinson.	TX0000231865	4/16/1979
Educators Publishing Service, Inc.	Wordly wise : teacher's key, book 7 / Kenneth Hodkinson.	TX0000231864	4/16/1979
Educators Publishing Service, Inc.	Wordly wise : teacher's key, book 8 / Kenneth Hodkinson.	TX0000231863	4/16/1979
Educators Publishing Service, Inc.	Words I use when I write : teacher's guide / by Alana Trisler and Patrice Howe Cardiel.	TX0006271527	11/22/2005
Educators Publishing Service, Inc.	Workbook of resource words for phonetic reading : bk. 3 / by C. Wilson Anderson.	TX0002077959	4/27/1987
Educators Publishing Service, Inc.	Workbook of resource words for phonetic reading : book 1[-2] / by C. Wilson Anderson.	TX0000584746	11/24/1980
Educators Publishing Service, Inc.	Worldly wise 3000 : bk. 1, Kenneth Hodkinson, Sandra Adams.	TX0004303546	5/22/1996
Educators Publishing Service, Inc.	Worldly wise 3000 : bk. 2 / Kenneth Hodkinson, Sandra Adams.	TX0004565025	4/10/1998
Educators Publishing Service, Inc.	Worldly wise 3000 / by Kenneth Hodkinson and Sandra Adams ; text ill. by Anne Lord ; cover art by Carol Maglitta.	TX0005445918	9/24/2001
Educators Publishing Service, Inc.	Worldly wise : bk. 9 / Kenneth Hodkinson.	TX0003100430	7/1/1991
Educators Publishing Service, Inc.	Write about me, write about my world : teacher's guide / by Elsie S. Wilmerding.	TX0006008035	8/10/2004
Educators Publishing Service	Writing skills 1-2 / Diana Hanbury King.	TX0002707274	12/13/1989
Educators Publishing Service, Inc.	Writing skills 2 / Diana Hanbury King.	TX0004084040	8/11/1995
Educators Publishing Service, Inc.	Writing skills : bk. 1 / Diana Hanbury King.	TX0006011206	8/10/2004
Educators Publishing Service, Inc.	Writing skills for the adolescent / Diana Hanbury King.	TX0001681558	10/25/1985
Educators Publishing Service, Inc.	Writing with a point / Ann Harper, Jeanne B. Stephens.	TX0003979277	1/23/1995

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service	Writing with a point / Ann Harper, Jeanne B. Stephens.	TX0002072303	4/27/1987
Educators Publishing Service, Inc.	Written basic English for dyslexic students : transition to the classroom / Marietta Laing Biddle.	TX0004748814	4/10/1998
Educators Publishing Services, Inc.	Attack math teacher's resource book / Carole Greenes, Linda Schulman, Rika Spungin, George Immerzeel.	TX0005358305	4/13/2001
Educators Publishing Services, Inc.	Beyond the code : bk. 1 / Nancy M. Hall.	TX0005358310	4/13/2001
Educators Publishing Services, Inc.	Beyond the code : comprehension and reasoning skills : bk. 4 / Nancy M. Hall ; illustrated by Hugh Price an Alan Price.	TX0005504580	4/9/2002
Educators Publishing Services, Inc.	Bookwise : a literature guide, roll of thunder, hear my cry / Anita Moss.	TX0005358318	4/13/2001
Educators Publishing Services, Inc.	Bookwise : a literature guide, stone fox / Edith Baxter.	TX0005358317	4/13/2001
Educators Publishing Services, Inc.	Bookwise : a literature guide, the witch of Blackbird Pond / Molly Flender & Sonia Landes.	TX0005358311	4/13/2001
Educators Publishing Services, Inc.	Bookwise : a literature guide, tuck everlasting / Molly Flender & Sonia Landes.	TX0005358314	4/13/2001
Educators Publishing Services, Inc.	Dyslexia training program : schedule 1 student's book / Patricia Bailey Beckham, Marietta Laing Biddle.	TX0005358315	4/13/2001
Educators Publishing Services, Inc.	Multi-sensory approach to language arts, book 2 : teaching manual	TX0005358308	4/13/2001
Educators Publishing Services, Inc.	Stepping stones : a path to critical thinking : bk. 2 / Vera Schneider ; illustrated by Ruth Linstromberg.	TX0005504581	4/9/2002
Educators Publishing Services, Inc.	Story notebook : a writer's workshop organizer, bk. 2 / Karen L. Smith.	TX0005358316	4/13/2001
Educators Publishing Services, Inc.	Thinking about Mac and Tab : primary phonics comprehension workbook 5 / by Karen L. Smith.	TX0005358307	4/13/2001

Claimant	Title	Reg Number	Reg Date
Educators Publishing Services, Inc.	Voculary builder : bk. 1 / Austin M. Works.	TX0003895590	9/29/1994
Educators Publishing Services, Inc.	Voculary builder : bk. 3 / Austin M. Works.	TX0003895591	9/29/1994
Educators Publishing Services, Inc.	Voculary builder : bk. 4 / Austin M. Works.	TX0003895589	9/29/1994
Educators Publishing Service, a division of School Specialty, Inc.	Primary Phonics Intervention Guide Levels 1-6.	TX0007039394	8/31/2009
Educators Publishing Service, a division of School Specialty, Inc.	Primary Phonics Teacher's Guide 1-2-3.	TX0007039363	8/31/2009
Educators Publishing Service, a division of School Specialty, Inc.	Primary Phonics Teacher's Guide 4-5-6.	TX0007039405	8/31/2009
Educators Publishng Services, Inc.	Explode the code 5	TX0003700928	12/17/1993
Educators Publishing Service	Screening Tests for identifying Children with Specific Language Disability: Teacher's Manual	A 135391	1970
Educators Publishing Service	Screening Tests for identifying Children with Specific Language Disability (Form A)	A 146679	1970
Educators Publishing Service	Screening Tests for identifying Children with Specific Language Disability (Form A, B, C)	A 146681	1970
Educators Publishing Service	Screening Tests for identifying Children with Specific Language Disability (Form B and C)	A 176670	1970
Educators Publishing Service	Screening Tests for identifying Children with Specific Language Disability: Teacher's Manual	A 208864	1971
Educators Publishing Service	A First Course in Phonic Reading Teacher's Manual	A 221464	1971
Educators Publishing Service	Second English Review	A 288862	1971
Educators Publishing Service	A Second Course in Phonic Reading Book 1 and Teacher's Manual	A 301523	1971
Educators Publishing Service	A First Course in Phonic Reading	A 301524	1971
Educators Publishing Service	A First Course in Phonic Reading	A 390375	1972

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service	First English Review	A 390378	1972
Educators Publishing Service	First English Review	A 576535	1962
Educators Publishing Service	Word Attack Manual and Test Booklet	A 576558	1962
Educators Publishing Service	Junior English review Exercises Book II	A 576560	1960
Educators Publishing Service	Second English Review	A 592196	1962
Educators Publishing Service	College Entrance Review in English Aptitude, Supplement	A 593201	1947
Educators Publishing Service	College Entrance Review in English Aptitude	A 600551	1962
Educators Publishing Service	Composition Book 2	A 624005	1963
Educators Publishing Service	Composition Book 1	A 624007	1963
Educators Publishing Service	A First Course in Remedial Reading (Student Workbook and TM)	A 631830	1963
Educators Publishing Service	Junior English Review Exercises Book I	A 656806	1963
Educators Publishing Service	College Entrance Review in English Aptitude	A 669316	1975
Educators Publishing Service	Basic Language Principles with Language Background	A 680788	1964
Educators Publishing Service	First English Review	A 718331	1964
Educators Publishing Service	Second English Review	A 718332	1964
Educators Publishing Service	A Second Course in Phonetic Reading Book 1	A 722585	1964
Educators Publishing Service	A Second Course in Phonetic Reading	A 722586	1964
Educators Publishing Service	A First Course in Phonic Reading and Teacher's Manual	A 788984	1965
Educators Publishing Service	A Childs Spelling System: The Rules	A 792458	1965
Educators Publishing Service	Structures and Techniques: Remedial Language Training	A 79987	1969

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service	Screening Tests for Identifying Children with Specific Language Disability (Form A, B, and C, and Teacher's Manual)	A 811863	1966
Educators Publishing Service	Junior English Review	A 823303	1965
Educators Publishing Service	Mac	A 847404	1966
Educators Publishing Service	Ted	A 847409	1966
Educators Publishing Service	The Wig	A 847410	1966
Educators Publishing Service	Teacher's guide Senior English Review Exercises	A 866656	1966
Educators Publishing Service	Solving Language Difficulties	A 875 259	1966
Educators Publishing Service	Screening Tests for Identifying Children with Specific Language Disability: Teacher's Manual	A 896 250	1967
Educators Publishing Service	Preparing the Research Paper	A 935 498	1967
Educators Publishing Service	Alphabetic Phonics: Structures and Procedures, Coding and Terminology, Formulas for Diving Words into Syllables, Formulas for Spelling Words	A 935500	1967
Educators Publishing Service	Alphabetic Phonics Workbook1	A 935502	1927
Educators Publishing Service	Alphabetic Phonics Alphabet Cards	A 942771	1967
Educators Publishing Service	Wordly Wise Book 1 and 2	A 950553	1967
Ann Staman	Handprints : an early reading program : book C	TX0005320058	11/7/2000
Barbara W. Maker and Sons, Inc., revisions: Educators Publishing Service, Inc., employer for hire	More primary phonics storybooks : bk 1-10	TX0004523410	1/2/1997
Barbara W. Maker and Sons, Inc., rev materials: Educators Publishing Service, Inc., employer for hire	Primary Phonics Set 4	TX0004756906	4/10/1998
Educators Publishing Service, Inc.	Vocabulary from classical roots : bk. 5	TX0006320456	1/6/2006
Educators Publishing Service, Inc.	Vocabulary from classical roots : bk. 5 : teacher's guide and answer key	TX0006320457	1/6/2006

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service, Inc.	Vocabulary from classical roots : bk. 6	TX0006320458	1/6/2006
Educators Publishing Service, Inc.	Phonics plus C : reteach and practice differentiated instruction guide	TX0006320459	1/6/2006
Education Publishing Service	SPIRE level 6 word cards	TX0006409208	6/30/2006
Educators Publishing Service	Phonics plus K	TX0006320455	1/6/2006
Ann Staman	Handprints teacher's guide for book A	TX0005144929	2/14/2000
Ann Staman	Handprints, book A	TX0005144930	2/14/2000
Ann Staman	Handprints storybook B	TX0005155890	2/14/2000
Ann Staman	Handprints : bk. B: an early reading program	TX0005169444	3/14/2000
Ann Staman	Handprints : storybooks C, set 1	TX0005266984	4/20/2000
Ann Staman	Handprints : an early reading program : teacher's guide for book C	TX0005253117	12/26/2000
Ann Staman	Handprints : an early reading program : teacher's guide for storybooks B	TX0005266879	4/20/2000
Ann Staman	Handprints : an early reading program : teacher's guide for book B	TX0005266880	4/20/2000
Ann Staman	Handprints : an early reading program, set 2	TX0005375592	4/13/2001
Ann Staman	Handprints: an early reading program, storybooks D, set 1	TX0005613024	9/9/2002
Ann Staman	Handprints : an early reading program, teacher's guide for storybooks C, set .	TX0005309367	11/7/2000
Ann Staman	Handprints : an early reading program :bk. D.	TX0005504579	4/9/2002
Ann Staman	Handprints : an early reading program : storybooks B, set 2	TX0006123207	3/4/2005
Ann Staman	Handprints: Storybooks A, Set 3	TX0006829408	9/28/2007
Ann Staman	Handprints: Storybooks B, Sets 3	TX0006829409	9/28/2007
Educators Publishing Service	Reading Comprehension in Varied Subject Matter, Book 2-3	A 129104	1970

Claimant	Title	Reg Number	Reg Date
Educators Publishing Service	Reading Comprehension in Varied Subject Matter, Book 1	A 1355387	1969
Educators Publishing Service	Solving Language Difficulties: Remedial Routines	A 208863	1971
Educators Publishing Service	Reading Comprehension in Varied Subject Matter, Book 3	A 288864	1971
Educators Publishing Service	Reading Comprehension in Varied Subject Matter, Book 4	A 288866	1971
Educators Publishing Service	Spellbound Phonic Reading and Spelling; Teacher's Manual	A 384392	1972
Educators Publishing Service	Language Tool Kit	A 384397	1972
Educators Publishing Service	Reading Comprehension in Varied Subject Matter, Book 3	A 390376	1971
Educators Publishing Service	Reading Comprehension in Varied Subject Matter, Book 5-6	A 392763	1971
Educators Publishing Service	Reading Comprehension in Varied Subject Matter, Book 1-2	A 392765	1971
Educators Publishing Service	Spellbound Phonic Reading and Spelling	A 400057	1972
Educators Publishing Service	Recipe for Reading	A 401201	1972
Educators Publishing Service	Recipe for Reading	A 509655	1973
Educators Publishing Service	Reading Comprehension in Varied Subject Matter, Book 8	A 516405	1973
Educators Publishing Service	Language Tool Kit; Manual	A 669319	1975
Educators Publishing Service	Reading Comprehension in Varied Subject Matter, Book 9-10	A 669321	1975
Educators Publishing Service	Reading Comprehension in Varied Subject Matter, Book 1	A 763989	1975
Educators Publishing Service	Solving Language Difficulties, Remedial Routines	A 875259	1994

FREY SCIENTIFIC

Claimant	Title	Reg. Number	Reg. Date
Frey Scientific Company	Frey Scientific Company : [catalog] : high school and college science materials.	TX0000446751	4/4/1980
Frey Scientific Company	Frey Scientific Company : [catalog] : high school and college science materials.	TX0000228899	4/16/1979
Frey Scientific Company	Leaves of North America.	TX0002020336	1/16/1987
Frey Scientific Company	Optical illusion.	TXu000476194	4/8/1991
Frey Scientific Company	Periodic table and atomic data.	TX0001410039	7/30/1984
Frey Scientific Company	Periodic table and atomic data : with illustrated text of nuclear terms.	TX0000685984	5/11/1981
Frey Scientific Company	Profile map showing oceanic features.	TX0003146858	4/18/1991
Frey Scientific Company, Inc.	Animal tissues : structure of skin, bone, muscle, and nerve.	TX0000770919	8/31/1981
Frey Scientific Company, Inc.	Bacteria and virus : structure of bacteria and virus.	TX0000770922	8/31/1981
Frey Scientific Company, Inc.	DNA--the basis of life : structure and nature of hereditary material.	TX0000770921	8/31/1981
Frey Scientific Company, Inc.	Ecology : carbon and nitrogen cycles.	TX0000770923	8/31/1981
Frey Scientific Company, Inc.	Evolution : four elements of modern synthetic theory.	TX0000770913	8/31/1981
Frey Scientific Company, Inc.	Frey biology charts : origin, composition, and evolution of living matter : [no.] 1.	TX0000770912	8/31/1981
Frey Scientific Company, Inc.	Frey Scientific Company : [catalog] : high school and college science materials.	TX0001555051 TX0001552319 TX0001555048	4/5/1985 4/5/1985 4/5/1985
Frey Scientific Company, Inc.	Frey Scientific Company : [catalog] : high school and college science materials.	TX0001289581 TX0001289583	2/24/1984 2/24/1984

Claimant	Title	Reg. Number	Reg. Date
Frey Scientific Company, Inc.	Frey Scientific Company : [catalog] : high school and college science materials.	TX0001089635 TX0001089718	3/25/1983 3/25/1983
Frey Scientific Company, Inc.	Frey Scientific Company : [catalog] : high school and college science materials.	TX0000947371 TX0000926359	3/18/1982 3/18/1982
Frey Scientific Company, Inc.	Frey Scientific Company : [catalog] : high school and college science materials.	TX0000651650 TX0000657272	3/16/81 3/3/81
Frey Scientific Company	Frey Scientific Company elementary science : catalog no. 384.	TX0001473941	3/22/1984
Frey Scientific Company, Inc.	Generalized cell : structure of a typical cell.	TX0000770914	8/31/1981
Frey Scientific Company, Inc.	Meiosis : sexual reproduction of cells.	TX0000770916	8/31/1981
Frey Scientific Company, Inc.	Mitosis : asexual reproduction of cells.	TX0000770915	8/31/1981
Frey Scientific Company, Inc.	Monohybrid cross : Mendel's classic pea plant cross.	TX0000770920	8/31/1981
Frey Scientific Company, Inc.	Photosynthesis : cyclic and noncyclic light reaction and carbon fixation.	TX0000770917	8/31/1981
Frey Scientific Company, Inc.	Plant tissues : structure of leaf, stem, and root.	TX0000770918	8/31/1981

HAMMOND & STEPHENS

Claimant	Title	Reg. Number	Reg. Date
Hammond & Stephens Company	Hammond & Stephens Company--Agriculture award : Agriculture award.	VA0000171217	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Art award : Art award.	VA0000171239	11/5/1984

Claimant	Title	Reg. Number	Reg. Date
Hammond & Stephens Company	Hammond & Stephens Company--Athletic award : Athletic award.	VA0000171232	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Attendance award : Attendance award.	VA0000171225	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Band award : Band award.	VA0000171233	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Business award : Business award.	VA0000171224	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Cheerleading award : Cheerleading award.	VA0000171226	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Choir award : Choir award.	VA0000171218	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Citizenship award : Citizenship award.	VA0000171240	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Computer award : Computer award.	VA0000171241	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Dance award : Dance award.	VA0000171242	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Debate award : Debate award.	VA0000171219	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Drama award : Drama award.	VA0000171237	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Driver education award : Driver education award.	VA0000171236	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Foreign language award : Foreign language award.	VA0000171235	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Gymnastics award : Gymnastics award.	VA0000171234	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Handwriting award : Handwriting award.	VA0000171238	11/5/1984

Claimant	Title	Reg. Number	Reg. Date
Hammond & Stephens Company	Hammond & Stephens Company--Health award : Health award.	VA0000171243	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Home economics award : Home economics award.	VA0000171244	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Honor award : Honor award.	VA0000171245	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Honor roll award : Honor roll award.	VA0000171220	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Honor Society award : Honor Society award.	VA0000171221	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Industrial arts award : Industrial arts award.	VA0000171246	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Journalism award : Journalism award.	VA0000171247	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Language arts award : Language arts award.	VA0000171248	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Mathematics award : Mathematics award.	VA0000171249	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Outstanding achievement award : Outstanding achievement award.	VA0000171222	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Physical education award : Physical education award.	VA0000171250	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Principal award : Principal award.	VA0000171223	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Reading award : Reading award.	VA0000171251	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Safety award : Safety award.	VA0000171227	11/5/1984

Claimant	Title	Reg. Number	Reg. Date
Hammond & Stephens Company	Hammond & Stephens Company--Science award : Science award.	VA0000171228	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Social studies award : Social studies award.	VA0000171229	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Spelling award : Spelling award.	VA0000171230	11/5/1984
Hammond & Stephens Company	Hammond & Stephens Company--Student Council award : Student Council award.	VA0000171231	11/5/1984
Hammond & Stephens Company	S.C.O.B.I. program for lesson planning : Lesson planning.	TX0001544708	3/15/1985

NEO/SCI

Claimant	Title	Reg. Number	Reg. Date
Neosci Corporation	IntelPlay QX3 computer microscope, school edition : curriculum guide.	TX0005663722	10/25/2002

PREMIER AGENDAS, INC.

Claimant	Title	Reg. Number	Reg. Date
Premier Agendas, Inc.	Discover book log.	TX0005691112	2/26/2003
Premier Agendas, Inc.	2003 family in focus calendar.	TX0005691113	2/26/2003
Premier Agendas, Inc.	94/95.	TX0004485973	8/29/1996
Premier Agendas, Inc.	Academic 2001/2002 : student planner.	TX0005579875	6/21/2002
Premier Agendas, Inc.	Agenda 1994/1995.	TX0004485971	8/29/1996
Premier Agendas, Inc.	Agenda program manual for educators to help maximize school effectiveness.	TX0004962448	4/12/1999
Premier Agendas, Inc.	American High School student handbook 2001-2002.	TX0005579851	6/21/2002

Claimant	Title	Reg. Number	Reg. Date
Premier Agendas, Inc.	American middle school student handbook, 2001-2002.	TX0005575743	6/21/2002
Premier Agendas, Inc.	Building character.	TX0005578425	6/21/2002
Premier Agendas, Inc.	Building Good Character.	TX0007232365	9/24/2008
Premier Agendas, Inc.	Catholic Resource Supplement- Elementary.	TX0007232569	10/7/2008
Premier Agendas, Inc.	Catholic Resource Supplement- Middle and High School.	TX0007219036	9/24/2008
Premier Agendas, Inc.	Central High School school agenda '93-94.	TX0004346836	8/29/1996
Premier Agendas, Inc.	Conflict resolution.	TX0005706279	2/26/2003
Premier Agendas, Inc.	D. Russell Parks Junior High School : student handbook '90-'91 : sample : Premier middle school reminder '90-'91.	TX0004485975	8/29/1996
Premier Agendas, Inc.	Destination--character / material written by Ann C. Dotson & Karen D. Wisont.	TX0005579855	6/21/2002
Betty Ford Center, Premier Agendas, Inc.	Drug and Alcohol Prevention.	TX0007232377	9/24/2008
Premier Agendas, Inc.	Elementary Study Skills and Test Preparation.	TX0007232280	9/24/2008
Premier Agendas, Inc.	Enter the Premier circle of success and develop a community of learners : Premier school agenda.	TX0004485974	8/29/1996
Premier Agendas, Inc.	Eudora Senior High School : Premier School Agendas '92-93.	TX0004360229	8/29/1996
Premier Agendas, Inc.	Fiesta Lincoln-Mercury auto agenda '96.	TX0004482039	8/29/1996
Premier Agendas, Inc.	Financial Planning.	TX0007232283	9/24/2008
Premier Agendas, Inc.	Franklin collegiate events planner/agenda.	TX0005123385	1/11/2000
Premier Agendas, Inc.	Franklin compass agenda : 1998/99.	TX0004962461	4/12/1999
Premier Agendas, Inc.	George Washington Carver Magnet School : student handbook 93-94.	TX0004485972	8/29/1996

Claimant	Title	Reg. Number	Reg. Date
Premier Agendas, Inc.	Health and Wellness.	TX0007146365	9/30/2008
Premier Agendas, Inc.	If I plan to learn, I must learn to plan.	TX0004797072	6/12/1998
Premier Agendas, Inc.	Journeying in our faith.	TX0005837200	6/21/2003
Premier Agendas, Inc.	Kaimuki High School student handbook 2001-2002.	TX0005811847	6/21/2003
Premier Agendas, Inc.	Lincoln Elementary School student handbook, 2002-2003.	TX0005575742	6/21/2002
Premier Agendas, Inc.	Loda Grade School student handbook, 2001-2002.	TX0005575747	6/21/2002
Premier Agendas, Inc.	Making Character Count.	TX0007144213	9/30/2008
Premier Agendas, Inc.	My journal.	TX0004791781	6/12/1998
Premier Agendas, Inc.	My journal.	TX0004346838	8/29/1996
Premier Agendas, Inc.	Online Safety.	TX0007146220	9/30/2008
Premier Agendas, Inc.	Personal planning & study resource guide.	TX0004341561	7/15/1996
Premier Agendas, Inc.	Plan for success 2002-2003 planner.	TX0005579866	6/21/2002
Premier Agendas, Inc., The College Board	Premier Agenda for CollegeEd - Freshman Edition 2008-2009.	TX0007215645	10/24/2008
The College Board, Premier Agendas Inc.	Premier Agenda for CollegeEd - Middle School Edition 2008-2009.	TX0007224294	11/3/2008
The College Board, Premier Agendas Inc.,	Premier Agenda for CollegeEd - Senior Edition 2008-2009.	TX0007201590	10/16/2008
The College Board, Premier Agendas Inc.	Premier Agenda for CollegeEd Sophomore Edition 2008-2009.	TX0007161603	10/16/2008
Premier Agendas, Inc.	Premier auto agenda.	TX0004482038	8/29/1996
Premier Agendas, Inc.	Premier Bilingual Spanish-English Agenda Middle Level Edition 2008-2009.	TX0007190057	9/12/2008
Premier Agendas, Inc.	Premier binder reminder, 1994-1995.	TX0004346839	8/29/1996
Premier Agendas, Inc.	Premier binder reminder '90-91.	TX0003745173	6/17/1994

Claimant	Title	Reg. Number	Reg. Date
Premier Agendas, Inc.	Premier binder reminder 91/92.	TX0003745067	4/26/1994
Premier Agendas, Inc.	Premier Character Development Agenda Elementary Edition 2008-2009.	TX0007233192	10/6/2008
Premier Agendas, Inc.	Premier Character Development Agenda - Primary Edition 2008-2009.	TX0007234888	10/7/2008
Premier Agendas, Inc.	Premier compass agenda, 2000-2001.	TX0005241010	7/5/2000
Premier Agendas, Inc	Premier compass agenda : PCA : millennium : agenda 1999-2000.	TX0005126817	1/11/2000
Premier Agendas, Inc.	Premier Compass Planner 2008-2009.	TX0007161589	10/10/2008
Premier Agendas, Inc.	Premier discover agenda.	TX0005579838	6/21/2002
Premier Agendas, Inc.	Premier discover agenda, 2002-03.	TX0005575744	6/21/2002
Premier Agendas, Inc.	Premier discover agenda, 2002-03.	TX0005575746	6/21/2002
Premier Agendas, Inc.	Premier discover agenda, 2002-03.	TX0005914302	2/13/2004
Premier Agendas, Inc.	Premier Early Learning Agenda.	TX0007187707	9/30/2008
Premier Agendas, Inc.	Premier elementary agenda 1996-1997.	TX0004346837	8/29/1996
Premier Agendas, Inc.	Premier elementary agenda, 1998-1999.	TX0004960012	4/12/1999
Premier Agendas, Inc.	Premier elementary agenda, 2000-2001.	TX0005241011	7/5/2000
Premier Agendas, Inc.	Premier elementary agenda, 2001-2002.	TX0005420297	7/27/2001
Premier Agendas, Inc.	Premier Elementary Agenda : class act : 1997-1998.	TX0004791748	6/12/1998
Premier Agendas, Inc.	Premier elementary level agenda.	TX0005125329	1/11/2000
Premier Agendas, Inc.	Premier Faith and Life Agenda Elementary Edition 2008-2009.	TX0007252989	10/7/2008
Premier Agendas, Inc.	Premier Faith and Life Agenda High School Edition, 2008-2009.	TX0007135172	10/10/2008
Premier Agendas, Inc.	Premier Faith and Life Agenda Middle Level Edition 2008-2009.	TX0007207637	10/2/2008

Claimant	Title	Reg. Number	Reg. Date
Premier Agendas, Inc.	Premier Foundations Agenda - Elementary Edition 2008-2009.	TX0007189233	9/30/2008
Premier Agendas, Inc.	Premier Foundations Agenda - High School Edition, 2008-2009.	TX0007224016	10/7/2008
Premier Agendas, Inc.	Premier Foundations Agenda Middle School 2008-2009.	TX0007189266	9/30/2008
Premier Agendas, Inc.	Premier Foundations Agenda - Primary Edition 2008-2009.	TX0007219308	10/24/2008
Premier Agendas, Inc.	Premier Health and Wellness Agenda - Elementary Edition 2008-2009.	TX0007221680	11/28/2008
Premier Agendas, Inc.	Premier Kaplan Test Prep Agenda 2008-2009.	TX0007261150	11/24/2008
Premier Agendas, Inc.	Premier Legacy Educator Planner 2008-2009.	TX0007189189	9/30/2008
Premier Agendas, Inc.	Premier middle level agenda.	TX0005125327	1/11/2000
Premier Agendas, Inc.	Premier middle level agenda, 1998-1999.	TX0004960011	4/12/1999
Premier Agendas, Inc.	Premier middle level agenda, 2000-2001.	TX0005241013	7/5/2000
Premier Agendas, Inc.	Premier middle level agenda, 2001-2002.	TX0005420295	7/27/2001
Premier Agendas, Inc.	Premier middle level plan-it, 2001-2002.	TX0005420296	7/27/2001
Premier Agendas, Inc.	Premier middle level plan-it, 2002-2003.	TX0005900935	6/21/2002
Premier Agendas, Inc.	Premier middle school reminder '91-92.	TX0003745175	6/17/1994
Premier Agendas, Inc.	Premier Plan-It.	TX0005575745	6/21/2002
Premier Agendas, Inc.	Premier Plan-it 1996.	TX0004360227	8/29/1996
Premier Agendas, Inc.	Premier plan-it : agenda 2001-2002.	TX0005420316	7/27/2001
Premier Agendas, Inc.	Premier primary agenda, 2000-2001.	TX0005241014	7/5/2000
Premier Agendas, Inc.	Premier primary journal.	TX0005125328	1/11/2000
Premier Agendas, Inc.	Premier primary journal, 1998-1999.	TX0004960010	4/12/1999

Claimant	Title	Reg. Number	Reg. Date
Premier Agendas, Inc.	Premier primary journal, 2001-2002.	TX0005420294	7/27/2001
Premier Agendas, Inc.	Premier school agenda 1995/96.	TX0004485977	8/29/1996
Premier Agendas, Inc.	Premier school agenda 1995/96.	TX0004486867	8/29/1996
Premier Agendas, Inc.	Premier School Agenda, 1996/97.	TX0004360228	8/29/1996
Premier Agendas, Inc.	Premier school agenda 1996/97.	TX0004485978	8/29/1996
Premier Agendas, Inc.	Premier School Agenda, 1998-1999.	TX0004962462	4/12/1999
Premier Agendas, Inc.	Premier school agenda, 2000-2001.	TX0005240771	7/5/2000
Premier Agendas, Inc.	Premier school agenda 88/89.	TX0003745064	4/26/1994
Premier Agendas, Inc.	Premier school agenda 89/90.	TX0003745065	4/26/1994
Premier Agendas, Inc.	Premier school agenda 90/91.	TX0003745066	4/26/1994
Premier Agendas, Inc.	Premier school agenda 92/93.	TX0003745068	4/26/1994
Premier Agendas, Inc.	Premier school agenda 93/94.	TX0003745069	4/26/1994
Premier Agendas, Inc.	Premier school agendas.	TX0005123384	1/11/2000
Premier Agendas, Inc.	Premier School Agendas.	TX0004791749	6/12/1998
Premier Agendas, Inc.	Premier School Agendas.	TX0004797071	6/12/1998
Premier Agendas, Inc.	Premier School Agendas 1996-1997.	TX0004485976	8/29/1996
Premier Agendas Inc.	Premier Spanish/English Bilingual Agenda Elementary Edition 2008-2009.	TX0007189331	9/30/2008
Premier Agendas Inc.	Premier Spanish/English Bilingual Agenda Primary Edition 2008-2009.	TX0007189306	9/30/2008
Premier Agendas Inc.	Premier TimeTracker Agenda - Elementary Edition 2008-2009.	TX0007173009	10/31/2008
Premier Agendas Inc.	Premier TimeTracker Agenda High School Edition 2008-2009.	TX0007156686	10/8/2008
Premier Agendas Inc.	Premier TimeTracker Agenda- Middle Level Edition 2008-2009.	TX0007207395	10/9/2008
Premier Agendas Inc.	Premier TimeTracker Agenda Primary Edition 2008-2009.	TX0007189874	9/30/2008

Claimant	Title	Reg. Number	Reg. Date
Premier Agendas, Inc.	Premiere compass : agenda 2001-2002.	TX0005420318	7/27/2001
Premier Agendas, Inc.	Premiere discover agenda.	TX0005580041	6/21/2002
Premier Agendas, Inc.	Premiere school agenda 2001-2002.	TX0005420317	7/27/2001
Premier Agendas, Inc.	School agenda 85/86.	TX0003745061	4/26/1994
Premier Agendas, Inc.	School agenda 86/87.	TX0003745062	4/26/1994
Premier Agendas, Inc.	School Smart Agenda - Middle Level Edition 2008-2009.	TX0007149089	10/9/2008
Premier Agendas, Inc.	School Smart Agenda Primary Edition 2008 - 2009.	TX0007189829	9/12/2008
Premier Agendas Inc.	Stand Up ... Against Bullying!	TX0007146378	9/30/2008
Premier Agendas Inc.	Stand Up! Speak Out!	TX0007144224	9/30/2008
Premier Agendas, Inc.	Student handbook and student planning calendar 1992-1993.	TX0003745174	6/17/1994
Premier Agendas, Inc.	Student handbook study guide and assignment calendar, 1987-88.	TX0003745063	4/26/1994
Premier Agendas Inc.	Study Skills and Test Preparation.	TX0007139359	10/31/2008
Premier Agendas, Inc.	Summit survival guide.	TX0005704343	2/26/2003
Premier Agendas, Inc.	Taft Junior High School student handbook assignment organizer.	TX0003745176	6/17/1994
Premier Agendas Inc.	Take Action...Against Bullying!	TX0007159107	10/10/2008
Premier Agendas, Inc.	Tate High School : student handbook 91-92.	TX0004482036	8/29/1996
Premier Agendas, Inc.	Utah Association of Secondary School Principals.	TX0004094588	9/27/1995
Premier Agendas, Inc.	What is character? / Anne C. Dotson and Karen D. Wisont, 1963-.	TX0005241012	7/5/2000
Premier Agendas, Inc.	Premier Smart Pack.	TX0005567371	2/26/2003
Premier School Agendas, Inc.	Compass for Campus : facilitator guide.	TX0005122076	1/11/2000
Premier School Agendas, Ltd.	Premier elementary reminder 1989-90.	TX0004334250	7/15/1996

Claimant	Title	Reg. Number	Reg. Date
Premier School Agendas, Ltd	Premier elementary reminder '90-91.	TX0004334249	7/15/1996
Premier School Agendas, Ltd	Premier elementary reminder '91-92.	TX0004334248	7/15/1996
Premier School Agendas, Ltd.	Saltar's point, Steilacoom, Premier School Agenda '92-93.	TX0004471116	7/15/1996

SAX ARTS & CRAFTS

Claimant	Title	Reg. Number	Reg. Date
Sax Arts and Crafts	Sax Arts and Crafts	TX0000015409	2/13/1978

SCHOOL SPECIALTY, INC.

Claimant	Title	Reg. Number	Reg. Date
School Specialty, Inc.	Making Connections Audio Recordings Book 1.	SR0000675433	5/23/2011
School Specialty, Inc.	Making Connections Audio Recordings Book 2.	SR0000675442	5/23/2011
School Specialty, Inc.	Making Connections Audio Recordings Book 3.	SR0000675443	5/23/2011
School Specialty, Inc.	Making Connections Audio Recordings Book 4.	SR0000675444	5/23/2011
School Specialty, Inc.	Making Connections Audio Recordings Book 5.	SR0000675445	5/23/2011
School Specialty, Inc.	Making Connections Audio Recordings Book 6.	SR0000675441	5/23/2011
School Specialty, Inc.	MCI Progress-Monitoring Assessments: Maze Tests for Comprehension, Level Aqua.	TX0007262706	8/12/2010
School Specialty, Inc.	MCI Progress-Monitoring Assessments: Maze Tests for Comprehension, Level Crimson.	TX0007262688	8/12/2010

Claimant	Title	Reg. Number	Reg. Date
School Specialty, Inc.	MCI Progress-Monitoring Assessments: Maze Tests for Comprehension, Level Gold.	TX0007262704	8/12/2010
School Specialty, Inc., Transfer: By written agreement	Megawords 1, 2nd edition.	TX0007246501	8/16/2010
School Specialty, Inc., Transfer: By written agreement	Megawords 2, 2nd edition.	TX0007246491	8/16/2010
School Specialty, Inc., Transfer: By written agreement	Megawords 3, 2nd edition.	TX0007293223	8/16/2010
School Specialty, Inc., Transfer: By written agreement	Megawords 4, 2nd edition.	TX0007246289	8/16/2010
School Specialty, Inc., Transfer: By written agreement	Megawords 5, 2nd edition.	TX0007246486	8/16/2010
School Specialty, Inc., Transfer: By written agreement	Megawords 6, 2nd edition.	TX0007246051	8/16/2010
School Specialty, Inc., Transfer: By written agreement	Megawords 7, 2nd edition.	TX0007293320	8/16/2010
School Specialty, Inc., Transfer: By written agreement	Megawords 8, 2nd edition.	TX0007293235	8/16/2010
School Specialty, Inc., Transfer: By written agreement	Megawords Test Manual, 2nd edition.	TX0007293326	8/16/2010
School Specialty, Inc.	North Dakota: its place in region & 2 other titles.	V3418D016	6/23/1998
School Specialty, Inc.	North Dakota: its place in the region & 1 other title.	V3406D464	10/31/1997
School Specialty Supply, Inc.	Ad Astra : Kansas capitol dome sculpture 1992.	VA0000486477	11/4/1991
School Specialty Supply, Inc.	AD Astra; poster.	V3078P214	2/13/1995
ClassroomDirect.com, LLC	ClassroomDirect.com Website	TX0006125383	4/14/2005

SPEECH BIN

Claimant	Title	Reg. Number	Reg. Date
Speech Bin, Inc.	Lilac : Lessons for inclusive language activities in the classroom / Gail Raymond & Aileen C. Lau-Dickinson.	TX0004450525	1/23/1997
Speech Bin, Inc.	Living skills for the brain-injured child & adolescent / Julie M. Buxton and Kelly B. Godfrey.	TX0005027304	8/9/1999
Speech Bin, Inc.	Plaid : Practical lessons for apraxia with illustrated drills / Brenda Dell Lark Whisonant ; Robert Whisonant, illustrator.	TX0004450530	1/23/1997
Speech Bin, Inc.	RAD : Remediation of articulation disorders : a pragmatic approach / Jan Bieniosek.	TX0004450526	1/23/1997
Speech Bin, Inc.	Sound connections : emerging rules for the young child : a phonological awareness, development, and remediation program / Jane C. Webb and Barbara Duckett.	TX0004450529	1/23/1997
the Speech Bin	Sounds plus s + r : Sounds plus sibilants.	TX0001895398	8/6/1986
the Speech Bin	Speech beans.	TX0001879656	8/7/1986
Speech Bin, Inc.	Stuttering : helping the disfluent preschool child / Julie A. Blonigen.	TX0004292208	5/22/1996
Speech Bin, Inc.	Tips for teaching infants & toddlers : early intervention program / Carol Weil, Ellen D'Amato, Dorothy Benson, Fern Cagan.	TX0004730295	4/7/1998
Speech Bin, Inc.	TRAP : Testing & remediating auditory processing / Lynn V. Baron Berk.	TX0004693615	12/11/1997
Speech Bin, Inc.	Warmups & workouts : exercises for learning "r" / Jane Folk ; Sara Folk, illustrator.	TX0004292198	5/22/1996
the Speech Bin	Who gets on jets?	TX0001884107	8/7/1986
Speech Bin, Inc.	Workbook for memory skills / Beth M. Kennedy.	TX0004450527	1/23/1997

Claimant	Title	Reg. Number	Reg. Date
Speech Bin, Inc.	Workbook for verbal expression / Beth M. Kennedy.	TX0004292196	5/22/1996
Speech Bin, Inc.	Artic-pic : a show 'n' tell book about [r] ; Artic-pic : a show 'n' tell book about [s] / Denise Grigas.	TX0005027145	8/9/1999
Speech Bin, Inc.	Blonigen fluency program / Julie A. Blonigen.	TX0005375899	1/4/2001
Speech Bin, Inc.	Breakfast club : enhancing the communication ability of Alzheimer's patients.	PA0000865729	7/10/1997
Speech Bin, Inc.	Breakfast club : program training guide / Mary Jo Santo Pietro & Faerella Boczko.	TX0004562853	7/10/1997
Speech Bin, Inc.	COMFI scale : communication outcome measure of functional independence / Mary Jo Santo Pietro & Faerella Boczko.	TX0004562852	7/10/1997
Speech Bin, Inc.	Effective conversations--techniques for talking together / Darlene Lengel.	TX0004294307	5/20/1996
Speech Bin, Inc.	Effective listening / Darlene Lengel.	TX0005027144	8/9/1999
Speech Bin, Inc.	I can say R.	TX0005539440	5/21/2002
Speech Bin, Inc.	I can say S.	TX0005539439	5/21/2002
Speech Bin, Inc.	Is the child really stuttering? : Questions & answers about preschool disfluency / Julie A. Blonigen.	TX0005377337	1/4/2001
Speech Bin, Inc.	MCLA : Measure of cognitive-linguistic abilities / Wendy J. Ellmo, Jill M. Graser, Elizabeth A. Krchnavek, Deborah B. Calabrese, Kimberly Hauck.	TX0004314064	5/20/1996
Speech Bin, Inc.	Paths : phonological awareness training and help for students / Jane Webb.	TX0005375900	1/4/2001
the Speech Bin, Inc.	Sound advice.	TX0002233302	9/14/1987
Speech-Bin, Inc.	Speech & language & voice & more / Julie A. Blonigen.	TX0005377149	1/4/2001

Claimant	Title	Reg. Number	Reg. Date
Speech-Bin, Inc.	Speechcrafts / Marcia French Gilmore ; Muriel French, illustrator.	TX0004298536	5/21/1996
Speech Bin, Inc.	Stepping up to fluency / Janice Pechter Ellis.	TX0005027146	8/9/1999
Speech Bin, Inc.	Take a chance / Gary J. Cooper.	TX0003740044	2/1/1994
Speech Bin, Inc.	What is auditory processing? / Susan Bell.	TX0003721616	2/1/1994
Speech Bin, Inc.	What is dementia? / Mary Jo Santo Pietro.	TX0005027090	8/9/1999

SPORTIME

Claimant	Title	Reg. Number	Reg. Date
Select Service & Supply d.b.a Sportime International	Bean bag bears.	VAu000425885	3/5/1998
Select Service & Supply d.b.a Sportime International	Bean bag bunnies.	VA0000884346	10/21/1997
Select Service & Supply d.b.a Sportime International	Bean bag frogs.	VA0000875777	10/6/1997
Select Service & Supply d.b.a Sportime International	Bean bag gorillas.	VA0000875779	10/6/1997
Select Service & Supply d.b.a Sportime International	Bean bag hippo.	VA0000875780	10/6/1997
Select Service & Supply d.b.a Sportime International	Bean bag pig.	VA0000875778	10/6/1997
Select Service & Supply d.b.a Sportime International	Bean bag triceratops.	VAu000425884	3/5/1998
Select Service & Supply d.b.a Sportime International	Bean bag turtles.	VA0000908300	10/24/1997
Select Service & Supply d.b.a Sportime International	Bean bag tyrannosaurus.	VAu000425886	3/5/1998
Sportime, LLC	Hands-On basketball.	VA0000932992	6/12/1998

Schedule 11 Deposit Accounts, Securities Accounts and Commodity Accounts

US Accounts

Owner	Type of Account	Bank	Account Number
School Specialty, Inc.	Operating	JPMorgan Chase
School Specialty, Inc.	SFD Credit Cards	JPMorgan Chase
School Specialty, Inc.	Disbursement-Payables	JPMorgan Chase
Bird in Hand	Disbursement	JPMorgan Chase
School Specialty, Inc.	Payroll	JPMorgan Chase
Califone	Disbursement-Payables	JPMorgan Chase
School Specialty, Inc.	Disbursement-PPO	JPMorgan Chase
School Specialty, Inc.	Flex Spending	JPMorgan Chase
School Specialty, Inc. (d/b/a SPARK)
	Working Fund	JPMorgan Chase
Califone	Credit Card Depository	JPMorgan Chase
Delta Education	Credit Card Depository	JPMorgan Chase
School Specialty, Inc. (d/b/a Educational Publishing Service)
	Credit Card Depository	JPMorgan Chase
School Specialty, Inc. (d/b/a Educational Publishing Service)
	Disbursement-Payables	JPMorgan Chase
School Specialty, Inc.	School Specialty/LB Depositary	JPMorgan Chase
School Specialty, Inc.	Lockbox	JPMorgan Chase
School Specialty, Inc.	Lockbox	JPMorgan Chase
School Specialty, Inc.	Lockbox	JPMorgan Chase
Califone International, Inc.	Lockbox	JPMorgan Chase
School Specialty, Inc.	Disbursement-Payables	JPMorgan Chase
School Specialty, Inc.	Credit Card Depository	JPMorgan Chase
School Specialty, Inc.	E-Tail Depository Account	JPMorgan Chase
Premier Agendas, Inc.	Depository	Bank of America

Califone International, Inc.	Depository	Wells Fargo Bank
School Specialty, Inc.	Depository	JPMorgan Chase
School Specialty, Inc.	Concentration	JPMorgan Chase

JPMorgan Chase

10 S Dearborn
Chicago, IL 60603

Gina Sorci (312) 732-2029

Bank of America

112 East Holly Street

Bellingham, WA  98225

(360) 676-2816

Wells Fargo Bank

21255 Burbank Blvd., Suite 110

Woodland Hills, CA  91367

Peggy Knox (818) 595-3961

Schedule 11 Deposit Accounts, Securities Accounts and Commodity Accounts

Canadian Accounts

Owner	Type of Account	Bank	Account Number
Premier School Agendas, Ltd.	Operating Account	JPMorgan Chase
Premier School Agendas, Ltd.	Lockbox Depository	JPMorgan Chase
Premier School Agendas, Ltd.	Operating Account	JPMorgan Chase
Premier School Agendas, Ltd.	Disbursement-Payables	JPMorgan Chase
Premier School Agendas, Ltd.	Credit Card Depository	JPMorgan Chase
Premier School Agendas, Ltd.	Operating Account	JPMorgan Chase
Premier School Agendas, Ltd.	Operating Account	JPMorgan Chase
School Specialty, Inc.	Lockbox and Disbursements	JPMorgan Chase
School Specialty, Inc.	Credit Card Depository	JPMorgan Chase

JPMorgan Chase

10 S Dearborn
Chicago, IL 60603

Gina Sorci (312) 732-2029

Schedule 11 Deposit Accounts, Securities Accounts and Commodity Accounts

Credit Card:

Owner	Type of Account	Bank	Account Number
Premier Agendas, Inc.	Credit Card (sweeps daily to depository)	Bank of America

Credit Card Processing:

Bank of America

112 East Holly Street

Bellingham, WA 98225

(360) 676-2816

Schedule 12 Chattel Paper

None

Schedule 13 Letter-of-Credit Rights

None

Schedule 14 Documents

None

Schedule 15 Assigned Agreements

See Schedule 7

Schedule 16 Existing Financing Statements

Premier Agendas, Inc.

Washington Department of Licensing

DEBTOR NAME	FILE NUMBER	DATE FILED	SECURED PARTY	COLLATERAL
Premier Agendas, Inc. 2000 Kentucky Street Bellingham WA 98226	2009-091-5951	4/1/2009	Fujifilm Graphic Systems USA, Inc. 350 Central AVE Hanover Park, IL 60133

All debtor's right, title now owned or hereafter acquired in lithographic plates, film, prepressed proofing materials and miscellaneous lithographic supplies provided by Enovation Graphic Systems Inc. or credited from Enovation Graphic Systems, Inc. regardless of the deliver but does not constitute any security interest in any of the assets of the company listed on this filing.